UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material under §240.14a-12

DEERE & COMPANY

_______________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee paid previously with preliminary materials.

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

NOTICE OF

2024 ANNUAL MEETING & PROXY STATEMENT

VIRTUAL ANNUAL MEETING | FEBRUARY 28, 2024

DEERE
DEERE
470G

JOHN DEERE

Message from Our CHAIRMAN
and presiding director

January 10, 2024

Dear Fellow Shareholders,

On behalf of the Board of Directors and the senior management team, we are pleased to invite you to join Deere & Company’s Annual Meeting of Shareholders, which will be held virtually on Wednesday, February 28, 2024 at 10 a.m. Central Standard Time (CST). You may join at virtualshareholdermeeting.com/DE2024.

At this meeting, you will have a chance to vote on the matters set forth in the accompanying Proxy Statement. We will also report on our business and provide an opportunity for shareholders to ask questions.

Since 1837, John Deere has conducted business essential to life. Our purpose is simple: We run so life can leap forward. That means empowering our customers to have economically and environmentally sustainable businesses so that they can provide the food, fuel, clothing, shelter, and infrastructure the world needs.

Our performance is driven by our Smart Industrial Operating Model. It gives us valuable insights into the challenges our customers face and opportunities to use technology to further create value.

An example of this is ExactShot™, our groundbreaking planting technology designed to dramatically reduce the amount of starter fertilizer needed during planting. In addition, we made our advanced camera detection and artificial intelligence systems from our revolutionary See & Spray™ platform available as a precision upgrade for previous-generation sprayers, helping to reduce herbicide use, lower costs, and decrease impact on crops and the land. And our new P-Tier line of excavators is built for increased productivity, efficiency, and reduced CO2e emissions.

Our efforts are also being guided by our Leap Ambitions—focused, measurable goals designed to deliver exceptional customer experiences, robust financial outcomes, and sustainable practices while creating lasting value for our customers and John Deere.

Most of all, we take pride in our employees. They serve as a key differentiator for John Deere and contributor to our customers’ success. And we continue to foster an environment that is inclusive and welcoming for everyone.

We are excited about the opportunities that lie ahead for our company and your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, please vote online, by phone, or via standard mail as soon as possible to ensure your vote is recorded promptly. Instructions are in the Proxy Statement, on the Notice of Internet Availability of Proxy Materials, and on the proxy card to explain how to vote your shares.

On behalf of the Board of Directors, thank you for your ongoing support of Deere & Company.

Sincerely,

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING TO BE HELD ON FEBRUARY 28, 2024:

The Proxy Statement and Annual Report are available on our website at www.deere.com/stock. In addition to the Proxy Statement, we are sending you our Annual Report, which includes our fiscal 2023 financial statements. If you wish to receive future proxy statements and annual reports electronically rather than receiving paper copies in the mail, please turn to the section entitled “Electronic Delivery of Proxy Materials” for instructions.

Chairman of the Board and Chief Executive Officer	Presiding Director
John C. May Chairman of the Board, Chief Executive Officer, and President	Charles O. Holliday, Jr. Presiding Director

OUR HIGHER PURPOSE

WE RUN SO LIFE CAN LEAP FORWARD

This is the one planet we call home. One place to put down roots and lay foundations. One place to raise crops, kids, and hopes. One planet with one caveat: we must all work in harmony with it.

At Deere, we’ve always believed in conducting business conducive to life. Paving or planting, we shape the spaces that sustain us. We turn raw materials into machines that advance a chain of livelihoods—from supplier to dealer, from our customers to their consumers, from ourselves to our communities. We innovate on behalf of productivity, profitability, and planet—not with solutions in search of a problem, but with revolutions that we believe elevate all lives in the one world we know.

With the dignity that makes us Deere, we run with nature, run our factories with care, and run to support the people who trust us and the planet that sustains us. Working together to design and delight, test and train, outperform and overcome so life can leap forward.

OUR PURPOSE PRINCIPLES

01	02

We Live Up to the Legend by inventing and reinventing machines that carry the weight of our legendary brand.	We Serve with Sincerity through timeless, genuine bonds with farmers, builders, dealers, doers, and each other.

03	04

We Forge the Cutting Edge by leveraging our history of industry-changing innovation to develop solutions that improve lives.	We Stay Ever Green as stewards of the land, water, and air that sustains us.

Our Purpose Principles describe who we are at our best, match what we think John Deere should uphold, and help us live our Higher Purpose daily. They do not replace our values, which are core to John Deere. Rather, the Purpose Principles complement them. Together, these four principles are the foundation of our purpose and can be used as guardrails for our decisions and actions as individuals and as a company.

We invite you to learn more about John Deere’s Higher Purpose at: deere.com/en/our-company/higher-purpose

Notice of 2024 Annual
Meeting of Shareholders

Purpose of Meeting

Elect the 11 director nominees named in the Proxy Statement (see page 13).

Date and Time

Wednesday, February 28, 2024
at 10 a.m. Central Standard Time (CST).

Place

The Annual Meeting will be held online
at virtualshareholdermeeting.com/DE2024.
You will need to enter the 16-digit control
number on your proxy card, voting
instruction form, or Notice of Internet
Availability you previously received.
See additional instructions on page 102.

Who

Holders of record of shares of Deere
common stock as of the close of business on
January 2, 2024, the record date,
are entitled to vote.

Approve the compensation of Deere’s named executive officers on an advisory basis (“say-on-pay”) (see page 38).
Ratify the appointment of Deloitte & Touche LLP as Deere’s independent registered public accounting firm for fiscal 2024 (see page 87).
Vote on the shareholder proposals, if properly presented at the meeting (see page 91).

Voting

Your opinion is very important. Please vote on the matters described in the accompanying Proxy Statement as soon as possible, whether or not you plan to participate in the online Annual Meeting. You can find voting instructions below and on page 102.

By Phone: In the U.S. or Canada, you can vote your shares by calling 1-800-690-6903.
By Mail: You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.
By Internet: You can vote your shares online at www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.
During the Meeting: You can vote electronically at the Annual Meeting. See page 102 for information on how to vote.
On behalf of the Board of Directors, I thank you for exercising your right to vote your shares. For the Board of Directors, Edward R. Berk, Corporate Secretary Moline, Illinois, January 10, 2024

the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) will be held exclusively online.

Electronic Delivery
of Proxy Materials

Help us help the environment

We encourage all shareholders to voluntarily elect to receive all proxy materials electronically. This helps reduce the paper mailed to you and supports our goal of minimizing our environmental footprint.

Sign up for e-delivery at proxyvote.com. Please have your 16-digit control number available.	Benefits of E-Delivery: ◾ immediate and convenient access to the materials ◾ helps us reduce our impact on the environment ◾ helps us reduce our printing and mailing costs

Our environmental impact

In 2023, our E-Delivery initiative eliminated 418,133 sets of proxy materials from being produced and mailed. The estimated 399,840 pounds of paper being saved in this process represent the following:

798 tons of wood saved or the equivalent of 4,790 trees	4,280,000 gallons of water saved or the equivalent of 3,080 clothes washers operating for one year
5,100 million BTUs saved or the equivalent of 6,070 residential refrigerators operating for one year	235,000 pounds of solid waste saved
3,590,000 pounds of CO2 equivalent saved or the equivalent of 326 cars operating for one year	319 pounds of hazardous air pollutants saved
Environmental impact estimates are calculated using the Environmental Paper Network Paper Calculator. For more information, visit www.papercalculator.org.

This Proxy Statement is issued in connection with the solicitation of proxies by the Board of Directors of Deere & Company for use at the Annual Meeting and at any adjournment or postponement thereof. We began distributing print or electronic materials regarding the Annual Meeting to each shareholder entitled to vote at the meeting on or about January 10, 2024. Shares represented by a properly executed proxy will be voted in accordance with instructions provided by the shareholder, or as recommended by the Board of Directors where the shareholder choice is not specified.

Proxy Summary
Meeting Logistics	2	Ratification of Independent Registered Public Accounting Firm Highlights	10
Election of Directors Highlights	3	Forward-Looking Statements	12
Executive Compensation Highlights	6	Website References	12

Proposal 01 - Election of Directors
Compensation of Directors	22	Sustainability and Human Capital	32
Corporate Governance	24	Security Ownership of Certain Beneficial Owners and Management	35
Board Oversight of Risk Management	29	Review and Approval of Related Person Transactions	37

Proposal 02 - Advisory Vote on Executive Compensation
Compensation Discussion and Analysis	40	Risk Assessment of Compensation Policies and Practices	67
Executive Compensation Table of Contents	41	Compensation Committee Report	68
2023 Compensation Overview	44	Executive Compensation Tables	69
Direct Compensation Elements	49	Pay Ratio Disclosure	81
Indirect Compensation Elements	62	Pay Versus Performance Disclosure	82
Compensation Methodology and Process	64	Equity Compensation Plan Information	86

Proposal 03 - Ratification of INDePendent Registered Public Accounting Firm
Audit Review Committee Report	90

Other Matters for Vote
Proposal 04 - Shareholder Proposal Regarding a Customer and Company Sustainability Congruency Report	93	Proposal 06 - Shareholder Proposal Regarding Shareholder Ratification of Golden Parachutes	99
Proposal 05 - Shareholder Proposal Regarding a Civil Rights, Non-Discrimination, and Return to Merit Audit	96

Additional Information
Voting and Meeting Information	102	Other Matters	106
Annual Report	105	2025 Shareholder Proposals and Nominations	106
Electronic Delivery of Deere's Proxy Solicitation Materials	105	Cost of Solicitation	107
Householding Information	106

APPENDICES
Appendix A - Director Independence Categorical Standards of Deere & Company Corporate Governance Policies	108	Appendix B - Deere & Company Non-GAAP and Key Performance Measures	110

2024 PROXY STATEMENT	1

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Proxy summary

This summary highlights selected information contained in this Proxy Statement, but it does not contain all the information you should consider. We urge you to read the whole Proxy Statement before you vote. You should also review Deere’s Annual Report on Form 10-K for the fiscal year ended October 29, 2023. Deere uses a 52/53 week fiscal year ending on the last Sunday in the reporting period. Deere’s 2023, 2022, and 2021 fiscal years ended on October 29, 2023, October 30, 2022, and October 31, 2021, respectively. Unless otherwise stated, all information presented in this Proxy Statement is based on Deere’s fiscal calendar.

Meeting Logistics

date & time	place	record date
Wednesday, February 28, 2024 at 10 a.m. CST	The Annual Meeting will be held online at virtualshareholdermeeting.com /DE2024	January 2, 2024

Your opinion is very important. Please vote on the matters described in this Proxy Statement as soon as possible, whether or not you plan to participate in the online Annual Meeting. You are entitled to vote at the meeting if you were a holder of record of shares of Deere common stock as of the close of business on January 2, 2024, the record date.

Voting instructions are below. Refer to the Additional Information section under “How Do I Vote?” on page 102 for more information on how to vote your shares and other important Annual Meeting information.

by phone	by mail
In the U.S. or Canada, you can vote your shares by calling 1-800-690-6903.	You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.

by internet	during the meeting
You can vote your shares online at www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.	You can vote electronically at the Annual Meeting. See page 102 for information on how to vote.

If you wish to attend the virtual Annual Meeting, refer to the Additional Information section under “How Do I Attend the Annual Meeting?” on page 104 for instructions.

2	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Proposal Highlights

proposal 01	Annual Election of Directors (page 13)	VOTE FOR EACH DIRECTOR
◾
Your vote is requested to elect the 11 nominees for the Board of Directors, all of whom currently serve as directors. Every member of our Board of Directors is elected annually. Charles O. Holliday, Jr., currently our Presiding Director, will retire from the Board effective as of the Annual Meeting in accordance with our Corporate Governance Policies.
◾
Each nominee is a proven leader who has demonstrated a commitment to upholding Deere’s core values, and together, this talented slate of nominees will provide exceptional oversight and leadership in the year ahead.

Name, Age, Director Since, and Principal Occupation	Independence	Other Public Boards	Committee Memberships(1)
			Executive	Audit Review	Compensation	Corporate Governance	Finance
Leanne G. Caret, 57, 2021 Retired EVP and Senior Advisor, The Boeing Company and Former President and CEO, Boeing Defense, Space & Security	INDEPENDENT	1	MEMBER	CHAIR			MEMBER
Tamra A. Erwin, 59, 2020 Retired Senior Advisor, Verizon Communications, Inc. and Former EVP and Group CEO, Verizon Business Group	INDEPENDENT	1			MEMBER	MEMBER
Alan C. Heuberger, 50, 2016 Senior Investment Manager, Cascade Asset Management Company	INDEPENDENT	0		MEMBER			MEMBER
L. Neil Hunn, 51, 2023 President and CEO, Roper Technologies, Inc.	INDEPENDENT	1			MEMBER		MEMBER
Michael O. Johanns, 73, 2015 Retired United States Senator from Nebraska and former U.S. Secretary of Agriculture	INDEPENDENT	1			MEMBER	MEMBER
Clayton M. Jones, 74, 2007 Retired Chairman and CEO, Rockwell Collins, Inc.	INDEPENDENT	1	MEMBER	MEMBER		CHAIR
John C. May, 54, 2019 Chairman, CEO, and President, Deere & Company	CEO	1	CHAIR
Gregory R. Page, 72, 2013 Chairman, Corteva, Inc.	INDEPENDENT	3	MEMBER	MEMBER			CHAIR
Sherry M. Smith, 62, 2011 Former EVP and CFO, SuperValu Inc.	INDEPENDENT	2		MEMBER			MEMBER
Dmitri L. Stockton, 59, 2015 Retired Special Advisor to Chairman and Senior VP, GE and Former Chairman, President, and CEO, GE Asset Management	INDEPENDENT	3	MEMBER		CHAIR		MEMBER
Sheila G. Talton, 71, 2015 President and CEO, Gray Matter Analytics	INDEPENDENT	2			MEMBER	MEMBER
(1)	Committee memberships do not reflect changes that became effective in January 2024.

2024 PROXY STATEMENT	3

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Strong Board Diversity

The Board regularly assesses the diversity of its members and nominees as part of its annual evaluation process. The Board believes the 11 director nominees represent a diverse and broad range of attributes, qualifications, experiences, and skills to provide an effective mix of viewpoints and knowledge.

gender diversity	Board refreshment	racial/ETHNIC diversity
2023: L. Neil Hunn 2021: Leanne G. Caret 2020: Tamra A. Erwin 2019: John C. May
tenure balance		age distribution
Avg. Tenure:(1) 7 yrs		Avg. Age:(1) 62 yrs

(1)	As of the date of this proxy statement.

diverse and balanced mix of attributes and experience

Executive	Corporate Governance	International	Finance
100%	82%	73%	73%

Risk Management	Technology & innovation	manufacturing	Agriculture	Government/ Academic
55%	55%	36%	36%	18%

Sustainability HIGHLIGHTS

Our Smart Industrial Operating Model aims to make our Company more efficient, nimble, and competitive. Through this model, we expect to help our customers become more profitable and sustainable. Our goal is to continue to revolutionize agriculture and construction through rapid introduction of new technologies and services that we expect will result in more sustainable outcomes for our customers, employees, dealers, suppliers, shareholders, and the communities we serve.

Our commitment to sustainability is evident in our Leap Ambitions—the measures of our operating model—which were announced in 2022. Our Leap Ambitions are focused goals designed to boost economic value and sustainability for our customers. Details on our Leap Ambitions and sustainability strategy are currently accessible through our Sustainability Report and our forthcoming Business Impact Report.

4	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

GOVERNANCE AND COMPENSATION HIGHLIGHTS

Over our more than 180 year history, one of the things we have learned is the inevitability of change. As a result, we regularly assess what we do to determine how we can adapt and improve. This approach applies to our corporate governance and compensation plans as much as it does to our manufacturing processes and product innovation. Below is a summary of changes we have implemented recently:

CORPORATE GOVERNANCE
◾
In 2020, shareholders approved and we adopted a bylaw providing that certain legal actions involving the Company will be litigated exclusively in the courts located in the State of Delaware where the Company is incorporated.
◾
In 2020, we adopted a bylaw amendment allowing eligible shareholders to call special shareholder meetings.
◾
In 2022, we updated the Audit Review Committee charter to clarify the committee’s supervision of the Chief Audit Executive and oversight of enterprise risk management, including specific risk oversight for cybersecurity.
◾
In 2023, we revised the advance notice provisions of our bylaws to, among other things, address the adoption of the universal proxy rules and make other modernizing changes.
◾
In 2023, we implemented a continuing education series for our directors consisting of a quarterly schedule of voluntary awareness and education materials on relevant topics designed to enhance the directors’ understanding of complex or fast-developing subject areas.

COMPENSATION
◾
For 2022, we replaced the Net Sales & Revenues metric in the Short-Term Incentive (STI) plan with an Operating Return on Sales (OROS) metric in alignment with the emphasis in our Smart Industrial Operating Model to deliver strong margins.
◾
In 2023, we integrated and applied a qualitative framework assessment to the performance adjustment factor for Long-Term Incentive (LTI) awards for certain senior officers, consisting of Business Execution, Innovation for Sustainability, and Leadership and Human Capital.
◾
In 2023, we adjusted the vesting schedule for restricted stock units granted under the LTI equity plan from a three-year cliff vest to a three-year ratable vest in approximately equal annual installments to better align with market practice.
◾
In 2023, we adopted a new recoupment policy adhering to the rules of the Securities and Exchange Commission (SEC) and the listing standards of the New York Stock Exchange (NYSE).
◾
In 2023, we revised the Change in Control Severance Program to adjust the multiplier for the CEO’s cash severance (if triggered) from 3.0x to 2.99x base salary plus target short-term incentive bonus, to align with market practice and respond to feedback from our shareholders.
◾
In 2023, we amended the STI plan to increase the limit on the amount payable to a participant in a plan year (which had not been updated since 2005) from $5.0 million to $10.0 million and removed outdated language due to changes in law.

Human capital management HIGHLIGHTS

Our employees are guided by the Company’s higher purpose: We run so life can leap forward. Employees are further guided by our Code of Business Conduct (Code), which helps them to uphold and strengthen the standards of honor and integrity that have defined the Company since its founding.

◾	We strive to achieve safety excellence through increased focus on leading indicators, risk reduction, health and safety management systems and prevention.
◾	We are committed to the principles of equal employment opportunity. We believe that a diverse workforce is essential to our long-term success and we strive to foster a diverse, equitable, and inclusive culture.
◾	We are committed to providing comprehensive and competitive pay and benefits to our employees. Our total rewards are intended to be competitive, meet the varied needs of our global workforce, and reinforce our values.
◾	We encourage employees to identify the paths that can build the skills, experience, knowledge, and competencies needed for career advancement.

2024 PROXY STATEMENT	5

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

shareholder outreach HIGHLIGHTS

We place great importance on consistent dialogue with our shareholders. We regularly engage in discussions with shareholders throughout the year. During 2023, we invited shareholders representing more than 40% of outstanding share ownership, and engaged with shareholders representing approximately 30% of outstanding share ownership in discussions about our business strategy, performance, executive compensation, sustainability, governance, and other topics important to them.

proposal 02	ADVISORY VOTE ON EXECUTIVE COMPENSATION (page 38)	VOTE FOR THIS PROPOSAL
◾
Your vote is requested to approve, on an advisory basis, the compensation of our named executive officers.
◾
Our executive compensation program appropriately aligns our executives’ compensation with the performance of the Company through the business cycle as well as their individual performance.

Fiscal 2023 Performance Highlights

Deere & Company’s overall success in fiscal 2023 was driven by solid market conditions, differentiated products, and strong execution. Deere & Company achieved a record $61.25 billion in net sales and revenues compared with $52.58 billion in fiscal 2022. While our common stock closed at $361.15 per share at the end of fiscal 2023, a decrease of 9% compared to $396.85 at the end of fiscal 2022, we continue to outperform the S&P 500 as well as our compensation and peer group medians with respect to the three-year and five-year cumulative total shareholder return.

NET SALES & REVENUES	NET INCOME (ATTRIBUTABLE TO DEERE & COMPANY)	SHAREHOLDER VALUE ADDED(1)
$61.25 BILLION	$10.17 BILLION	$9.32 BILLION
UP 16% ä	UP 43% ä	UP 50% ä
Net sales and revenues increased 16% over fiscal 2022. Each operating segment experienced net sales and revenue growth in fiscal 2023.	Net income rose 43% in 2023, from $7.13 billion in 2022. Earnings per share climbed to $34.63 versus $23.28 in 2022.	Enterprise Shareholder Value Added (SVA) was up 50% for the year from $6.23 billion in 2022.

(1)	SVA is a non-GAAP measure and represents operating profit less an implied charge for capital. See Appendix B for details.

Other financial highlights for the year include:

◾	Deere generated $9.32 billion in economic profit, or Shareholder Value Added.
◾	Favorable market conditions and strong execution resulted in a 16% increase in net sales for the year across our equipment divisions. This strong performance was reflected in a 22% combined operating margin (OROS) for our equipment operations.
◾	Deere returned $8.64 billion to investors in the form of dividends and share repurchases.

For more information regarding our fiscal 2023 financial performance, please see our Annual Report, which is available at www.deere.com/stock.

6	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Total Shareholder Return (TSR)

Deere continues to deliver strong TSR performance outperforming the S&P 500 as well as our compensation and performance peer group medians.

NET SALES AND REVENUES (Millions)	NET INCOME(1) (Millions)	SHAREHOLDER VALUE ADDED(2) (Millions)

Net sales and revenues increased 16% over fiscal 2022. Each operating segment experienced net sales and revenue growth for fiscal 2023.	Net income rose 43% in 2023, from $7.13 billion in 2022. Earnings per share climbed to $34.63 versus $23.28 in 2022.	Enterprise Shareholder Value Added (SVA) was up 50% for the year, from $6.23 billion in 2022.
(1)	Net income attributable to Deere & Company.
(2)	SVA is a non-GAAP measure and represents operating profit less an implied charge for capital. See Appendix B for details.

2024 PROXY STATEMENT	7

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

EQUIPMENT OPERATIONS OROS(1)	EQUIPMENT OPERATIONS OROA(1)	FINANCIAL SERVICES RETURN ON EQUITY (ROE)

Operating margin improved due to price realization and a focus on structural profitability.	OROA improved due to a return to historical seasonal production patterns and on-time product delivery.	ROE moved lower due in part to the unfavorable impact of higher interest rates on financing spreads.
(1)	Normal means mid-cycle. Refer to the CD&A under “Direct Compensation Elements—Short-Term Incentive (STI)—What is Mid-Cycle?” for more information. OROA and OROS are non-GAAP measures. See Appendix B for details.

cash flow from operating activities
(Millions)

Consolidated cash flow from operations totaled $8.59 billion. Additionally, $8.64 billion was returned to investors through share repurchases and dividends. The quarterly dividend rate on Deere stock was increased during the fiscal year from $1.13 to $1.35, a 19.5% increase.

8	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Fiscal 2023 Executive Compensation Highlights

Our compensation programs and practices are designed to create incentive opportunities for advancing our shareholders’ long- term interests. We use metrics that align with our business strategy and motivate our executive leadership team to create value for shareholders at all points in the business cycle. For fiscal 2023, the variable pay components (described below) are made up of both short-term and long-term metrics, which stimulate complementary behaviors and align with Deere’s pay for performance compensation philosophy.

	Type of Compensation	Metric	Alignment with Business Strategy
Short-Term	short-term incentive (known within Deere as STI)	Operating Return on Operating Assets (OROA)(1)	Exceptional operating performance for Equipment Operations
		Operating Return on Sales (OROS)(1)	Exceptional margin performance for Equipment Operations
		Return on Equity (ROE)	Exceptional operating performance for Financial Services
Long-Term	long-term cash (known within Deere as LTIC)	Shareholder Value Added (SVA)(1)	Sustainable, profitable growth
		Relative Total Shareholder Return (rTSR)	Exceptional equity appreciation
	long-term equity (known within Deere as LTI)	Relative Revenue Growth	Sustainable growth
(1)	OROA, OROS, and SVA are non-GAAP measures. See Appendix B for details.

For information about the metrics we use to measure compensation and the resulting payouts, see the Financial Performance and Compensation Metrics section of the Compensation Discussion and Analysis (“CD&A”).

2024 PROXY STATEMENT	9

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The tables below highlight the 2023 compensation for the Chairman and CEO and, on average, for all the other named executive officers (NEOs) as disclosed in the Fiscal 2023 Summary Compensation Table. The table also shows the significant amount of at- risk compensation that is performance based and the amount delivered in cash versus equity.

Summary Compensation Table Elements	Salary	STI	LTIC	Performance Stock Units	Restricted Stock Units and Stock Options	Retirement and Other Compensation	Total

Chairman and CEO

Fixed, Time-Based, Performance-Based	Fixed 6%	Performance-Based 53%			Time-Based 37%	Other 4%	100%

Short-Term vs. Long-Term	Short-Term 28%		Long-Term 72%				100%

Compensation	$1,591,674	$5,911,159	$2,001,898	$6,349,878	$9,828,231	$1,039,679	$26,722,519
% Of Total	6%	22%	7%	24%	37%	4%	100%

Average Other NEO(1)

Fixed, Time-Based, Performance-Based	Fixed 14%	Performance-Based 56%			Time-Based 26%	Other 4%	100%

Short-Term vs. Long-Term	Short-Term 40%		Long-Term 60%				100%

Compensation	$890,790	$1,652,701	$863,848	$1,098,895	$1,700,932	$221,295	$6,428,461
% Of Total	14%	26%	13%	17%	26%	4%	100%
(1)	The one-time compensation elements awarded to Mr. Rose upon hire and reported in the Fiscal 2023 Summary Compensation Table are not included.

proposal 03	Ratification of independent registered public accounting firm (page 87)	VOTE FOR THIS PROPOSAL
◾
Your vote is requested to ratify the appointment of Deloitte & Touche LLP as Deere’s independent registered public accounting firm for fiscal 2024.
◾
We believe that retaining Deloitte & Touche LLP is in the best interest of shareholders. Deloitte is an independent firm with significant industry and financial reporting expertise, global capabilities, and reasonable fees.

10	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

proposal 04	SHAREHOLDER PROPOSAL on a customer and company sustainability congruency report (page 93)	VOTE AGAINST THIS PROPOSAL
◾
If presented properly at the Annual Meeting, your vote will be requested on a shareholder proposal regarding a customer and company sustainability congruency report.
◾
The Board recommends shareholders vote against the proposal on a customer and company sustainability congruency report since we designed our Smart Industrial Operating Model and Leap Ambitions around our customers and the concept that we can help to unlock value for them, and believe that our efforts benefit the industries we serve, our customers, and ultimately our revenue. Our public sustainability reports already contain information on our sustainability strategy and its alignment with our customers.

proposal 05	SHAREHOLDER PROPOSAL on a civil rights, non-discrimination, and return to merit audit (page 96)	VOTE AGAINST THIS PROPOSAL
◾
If presented properly at the Annual Meeting, your vote will be requested on a shareholder proposal regarding a civil rights, non-discrimination, and return to merit audit.
◾
The Board recommends shareholders vote against the proposal on a civil rights, non-discrimination, and return to merit audit since Deere is committed to the principles of equal employment opportunity and anti-discrimination and harassment for all individuals regardless of protected class, and conducting an audit would not meaningfully benefit shareholders.

proposal 06	SHAREHOLDER PROPOSAL on shareholder ratification of golden parachutes (page 99)	VOTE AGAINST THIS PROPOSAL
◾
If presented properly at the Annual Meeting, your vote will be requested on a shareholder proposal regarding shareholder ratification of golden parachutes.
◾
The Board recommends shareholders vote against the proposal on ratification of golden parachutes since we do not have individually negotiated employment agreements with NEOs that would entitle them to individually negotiated golden parachutes, and any severance or termination payment to which a NEO may become entitled upon separation arises from compensation plans within our executive compensation program, which have been designed with reasonable and appropriate limits, including a 2.99x multiplier on base salary plus target short-term incentive bonus applicable to our CEO under the Change in Control Severance Program. An arbitrary cap on termination payments, as sought by the proposal, is not necessary in light of these circumstances.

2024 PROXY STATEMENT	11

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Forward-Looking Statements

This Notice of Annual Meeting and Proxy Statement contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical or current facts, including statements regarding environmental and other sustainability plans, goals, and aspirations, included in this document are forward-looking statements. Forward-looking statements provide our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance, and business. You can identify forward-looking statements as they do not relate to historical or current facts and by words such as “believe,” “expect,” “estimate,” “anticipate,” “will,” “should,” “plan,” “forecast,” “target,” “guide,” “project,” “intend,” “could,” and similar words or expressions. For example, all statements we make related to our estimated and projected targets, payouts, growth rates, and financial results or our plans and outlooks for future operations, business strategies, or initiatives are forward-looking statements.

All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. Among these factors are risks related to: the ability to execute business strategies; our ability to understand and meet customers’ changing expectations and demand for our products and solutions; events that damage our reputation or brand; our ability to adapt in highly competitive markets; and the ability to attract, develop, engage, and retain qualified personnel. Important factors that could cause actual results to differ materially from our expectations, or cautionary statements, and other important information about forward-looking statements are disclosed under Item 1A, “Risk Factors,” and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A)—Forward-Looking Statements,” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

WEBSITE REFERENCES

Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

12	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL
01

Annual Election of
Directors

The Board of Directors unanimously recommends that you vote FOR each of the 11 director nominees.

2024 PROXY STATEMENT	13

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

How We Identify and Evaluate Director Nominees

The Corporate Governance Committee of the Board is responsible for screening candidates and recommending director nominees to the full Board. The Board nominates the slate of directors for election at each Annual Meeting of Shareholders and elects directors to fill vacancies or newly created Board seats.

The Corporate Governance Committee considers candidates recommended by shareholders, directors, officers, and third-party search firms. Third-party search firms may be used to identify and provide information on director candidates. If you wish to nominate a director, please review the procedures described in the Additional Information section under “2025 Shareholder Proposals and Nominations” in this Proxy Statement. The Corporate Governance Committee evaluates all candidates in the same manner, regardless of the source of the recommendation.

Deere’s Corporate Governance Policies, which are described in the “Corporate Governance” section of this Proxy Statement, establish the general criteria and framework for assessing director candidates. In particular, the Corporate Governance Committee considers each nominee’s skills, experience, international versus domestic background, age, and race, ethnicity, and gender diversity, as well as legal and regulatory requirements and the particular needs of the Board at the time. The Committee also considers qualitative criteria, such as alignment with Deere’s core values, when evaluating director candidates. The Committee assesses all these criteria when considering information about the nominee provided by the proponent, the nominee, third parties, and other sources. In addition, the Board assesses the diversity of its members and nominees as part of its annual performance evaluation by considering, among other factors, diversity in expertise, experience, background, ethnicity, race, and gender. We believe a Board composed of members with complementary skills, qualifications, experiences, and attributes is best equipped to meet its responsibilities effectively.

Any director who experiences a material change in occupation, career, or principal business activity, including retirement, must tender a resignation to the Board. Upon recommendation from the Corporate Governance Committee, the Board may decline to accept any such resignation. Directors must retire from the Board upon the first Annual Meeting of Shareholders after reaching the age of 75, except as approved by the Board.

Director Nominees

The Corporate Governance Committee has recommended, and the Board has nominated, each of Leanne G. Caret, Tamra A. Erwin, Alan C. Heuberger, L. Neil Hunn, Michael O. Johanns, Clayton M. Jones, John C. May, Gregory R. Page, Sherry M. Smith, Dmitri L. Stockton, and Sheila G. Talton to be elected for terms expiring at the Annual Meeting in 2025. Charles O. Holliday, Jr., currently our Presiding Director, will retire from the Board effective as of the Annual Meeting in accordance with our Corporate Governance Policies. Effective with his retirement, the size of the Board will be reduced to 11 directors.

We are confident that this talented slate of nominees will continue to provide exceptional oversight and leadership in the year ahead. We discuss the nominees’ professional backgrounds and qualifications in the brief biographies that follow. Based on these qualifications and skills, the Board has concluded that each of these nominees should serve on Deere’s Board of Directors.

Board Diversity

The Corporate Governance Committee believes that our Board is most effective when it embodies a diverse set of viewpoints and practical experiences. To maintain an effective Board, the Corporate Governance Committee considers how each nominee’s particular background, experience, qualifications, attributes, and skills will contribute to Deere’s long-term success. As shown below, the Board nominees have a range of viewpoints, backgrounds, expertise, and attributes.

14	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Board NOMINEES Skills AND DEMOGRAPHIC BACKGROUND

Skill / Qualification	CARET	ERWIN	HEUBERGER	HUNN	JOHANNS	JONES	MAY	PAGE	SMITH	STOCKTON	TALTON

Executive Experience
Directors with significant leadership experience enhance the board’s ability to oversee company leadership and offer insight into corporate strategy, culture, and leading a large organization

	■	■	■	■	■	■	■	■	■	■	■
Manufacturing Experience Directors who have worked with manufacturing organizations understand industry challenges and offer valuable perspective for product development and manufacturing operations	■					■	■	■

INTERNATIONAL EXPERIENCE
Directors with international experience understand diverse business environments, cultural perspectives, and economic conditions that can present challenges in global business operations, trade, and commerce

	■	■			■	■	■	■		■	■
GOVERNMENT / ACADEMIC EXPERIENCE Directors with experience in government or academia offer thought leadership on regulatory issues, government affairs, and present-day issues affecting business		■			■

AGRICULTURE EXPERIENCE
Directors who have experience in agriculture understand the impact of growing conditions and economic factors on the industry and offer insights on strategy for business operations

			■		■		■	■

TECHNOLOGY & INNOVATION experience
Directors with expertise in technology fields offer insights on technology innovations, digital solutions, innovative business models, data analytics, e-commerce applications, and cybersecurity risks

	■	■		■		■	■				■
FINANCE EXPERIENCE Directors with financial expertise enhance oversight of financial reporting and control, financial performance and shareholder returns, and long-term strategy	◯	■	◯	■		◯		◯	◯	■
RISK MANAGEMENT EXPERIENCE Directors with experience managing risks in business operations enhance oversight into evaluating, tracking, and mitigating the most significant risks facing the company	■		■	■					■	■	■

CORPORATE GOVERNANCE EXPERIENCE
Directors with experience in corporate governance through previous board experience or executive employment understand the function of a board and offer insights into governance best practices

		■	■	■	■	■		■	■	■	■
Gender
Female	■	■							■		■
Male			■	■	■	■	■	■		■
Race / Ethnicity
black or African American										■	■
white	■	■	■	■	■	■	■	■	■

◯ = Audit committee financial expert under SEC rules

2024 PROXY STATEMENT	15

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

LEANNE G. CARET	Independent I Director Since: 2021 I Age: 57
Committees: Audit Review (Chair), Executive, Finance	Retired Executive Vice President and Senior Advisor of The Boeing Company and Former President and Chief Executive Officer of Boeing Defense, Space & Security
Past Positions at The Boeing Company (aircraft, defense, intelligence and satellite systems and services, and related financing)
◾
Executive Vice President and Senior Advisor – April 2022 to December 2022
◾
Executive Vice President and President and Chief Executive Officer of Boeing Defense, Space & Security – 2016 to March 2022
◾
President, Global Services & Support – 2015 to 2016
◾
Chief Financial Officer and Vice President, Finance, Defense, Space & Security – 2014 to 2015

◾
Vice President and General Manager, Vertical Lift – 2013 to 2014
◾
Vice President, H-47 Programs, Vertical Lift – 2009 to 2013
◾
General Manager, Global Transport & Executive Systems – 1998 to 2009

Other Current Directorships

◾
Raytheon Technologies Corporation (RTX)

Key Experience and Qualifications

◾
Strong leader in manufacturing and high-technology industries. Draws upon her experience as Executive Vice President of The Boeing Company, President and Chief Executive Officer of Boeing Defense, Space & Security, and as an officer of other global operations.
◾
Varied functional experiences in global business operations. Practical experience in global supply chain operations, financial management, investor relations, business acquisitions and integrations, government contracting, diversity and inclusion strategies, and other areas of oversight developed from serving as an executive officer of The Boeing Company.
◾
Valuable perspective on robust application of technology. Over 25 years of experience in digital engineering and advanced manufacturing solutions, the development of advanced and new technologies, highly complex and integrated systems, and automation.

TAMRA A. ERWIN	Independent I Director Since: 2020 I Age: 59
Committees: Compensation, Corporate Governance	Retired Senior Advisor of Verizon Communications Inc. and Former Executive Vice President and Group Chief Executive Officer of Verizon Business Group
Past Positions at Verizon Communications Inc. (communications, information, and entertainment products and services)
◾
Senior Advisor to the Chief Executive Officer – July 2022 to September 2022
◾
Executive Vice President and Group Chief Executive Officer of Verizon Business Group – 2019 to June 2022
◾
Executive Vice President and Chief Operating Officer, Verizon Wireless Group – 2016 to 2019
◾
Group President, Consumer and Mass Business Markets Sales and Service – 2015 to 2016

◾
President, National Operations, Wireline/Consumer and Mass Business Markets – 2013 to 2015
◾
Corporate Chief Marketing Officer –
2012 to 2013
◾
President, West Area – 2008 to 2011

Other Current Directorships

◾
F5, Inc. (FFIV)

Key Experience and Qualifications

◾
Demonstrated leader with a multi-disciplinary background. Leverages her experience as a senior executive and as Executive Vice President, Chief Executive Officer, and Chief Operating Officer of Verizon Group businesses.
◾
Extensive understanding of product and service development. Widespread experience includes customer service operations and support, customer relations, marketing, sales, strategic planning, and human resources developed from her service as an executive officer of Verizon Communications Inc.
◾
Significant experience integrating advanced communications and technology. Demonstrated fluency with scaling innovative technology products and services, enabling connectivity, and driving transformation across complex organizations.

16	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

ALAN c. heuberger	Independent I Director Since: 2016 I Age: 50
Committees: Audit Review, Finance	Senior Investment Manager, Cascade Asset Management Company (formerly BMGI) (since 2021)
Past Positions at BMGI (private investment management)
	◾ Senior Manager — 2004 to 2021	◾ Investment Analyst — 1996 to 2004

Key Experience and Qualifications

◾
Leadership in investment management industry. Over 25 years of experience in the investment management industry including in his current role as a Senior Investment Manager of Cascade Asset Management Company.
◾
Financial expertise and experience in governance, strategy, and other areas of oversight. Broad oversight experience from service as a member of the boards of directors and advisors of various asset management entities and privately-held corporations.
◾
Strategic thinker with agriculture industry knowledge. Deep familiarity with the agricultural industry through his analysis of investments, asset management, finance, and economics.

L. NEIL HUNN	Independent I Director Since: 2023 I Age: 51
Committees: Compensation, Finance	President and Chief Executive Officer, Roper Technologies, Inc. (software, services, technology-enabled products and solutions) (since 2018)

Past Positions

◾
Executive Vice President and Chief Operating Officer of Roper — 2017 to 2018
◾
Group Vice President — 2011 to 2018
◾
President of MedAssets, Inc. revenue cycle technology business — 2009 to 2011
◾
Executive Vice President and Chief Financial Officer of MedAssets, Inc. (Software-as-a-Service (SaaS)) — 2007 to 2010
Other Current Directorships ◾ Roper Technologies, Inc. (ROP)

Key Experience and Qualifications

◾
Executive leadership in the technology industry. Draws upon his service as President and Chief Executive Officer of Roper Technologies, Inc. and as an officer of other technology and consulting companies.
◾
Deep expertise in innovative technologies. Over two decades of experience in software, technology, and technology-enabled products.
◾
Experience executing business model transformation. Extensive understanding of capital deployment and management talent development to drive structural change, alongside his deep expertise in technology, SaaS businesses, and cybersecurity.

2024 PROXY STATEMENT	17

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

MICHAEL O. JOHANNS	Independent I Director Since: 2015 I Age: 73
Committees: Compensation, Corporate Governance	Retired U.S. Senator from Nebraska and former U.S. Secretary of Agriculture
	Past Positions ◾ United States Senator from Nebraska — 2009 to 2015 ◾ United States Secretary of Agriculture — 2005 to 2007 ◾ Governor of Nebraska — 1999 to 2005	Other Current Directorships ◾ Corteva, Inc. (CTVA)

Key Experience and Qualifications

◾
Leadership through public service. Over 15 years of leadership experience in state and federal government, including serving as Governor of Nebraska and the U.S. Secretary of Agriculture.
◾
Knowledge from cross-disciplinary legal experience. Understands complexities of law, governance, and regulatory issues from serving as a partner of a law firm and a member of the U.S. Senate and various Senate committees.
◾
Deep understanding of agricultural industry and related market forces. Leverages his background in agriculture and understanding of banking, commerce, and foreign trade to offer insightful perspective to our Board.

CLAYTON M. JONES	Independent I Director Since: 2007 I Age: 74
Committees: Corporate Governance (Chair), Audit Review, Executive	Retired Chairman and Chief Executive Officer of Rockwell Collins, Inc.

Past Positions at Rockwell Collins, Inc. (aviation electronics and communications)

◾
Chairman — 2013 to 2014
◾
Chairman and Chief Executive Officer —
2012 to 2013
◾
Chairman, President, and Chief Executive Officer — 2002 to 2012
Other Current Directorships ◾ Motorola Solutions, Inc. (MSI) Previous Directorships ◾ Cardinal Health, Inc. (CAH)

Key Experience and Qualifications

◾
Extensive leadership experience. Draws upon his leadership experience as Chairman and Chief Executive Officer of Rockwell Collins, Inc.
◾
Broad oversight experience from board service. Experience in oversight of corporate governance, finance, compensation, and other areas from service as a member of the boards of directors of global corporations.
◾
Critical thinker with informative perspective. Leverages his experience with technology, government affairs, finance, marketing, and sustainability to provide valuable insights.

18	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

JOHN C. MAY	Director Since: 2019 I Age: 54
Committees: Executive (Chair)	Chairman, Chief Executive Officer, and President of Deere & Company (since 2020)
Past Positions at Deere & Company
◾
Chief Executive Officer and President — November 2019 to May 2020
◾
President and Chief Operating Officer —
April 2019 to November 2019
◾
President, Worldwide Agriculture & Turf Division, Global Harvesting and Turf Platforms, Ag Solutions (Americas and Australia) — 2018 to 2019
◾
President, Agricultural Solutions & Chief Information Officer — 2012 to 2018

◾
Vice President, Agriculture & Turf Global Platform, Turf & Utility — 2009 to 2012
◾
Factory Manager, John Deere Dubuque Works — 2007 to 2009
◾
Director, China Operations — 2004 to 2007

Other Current Directorships

◾
Ford Motor Company (F)

Key Experience and Qualifications

◾
Engaged and innovative leader who exemplifies our Smart Industrial Operating Model. Fifteen years of key leadership roles at Deere position him to lead the execution of our strategy, accelerate the integration of advanced technology with Deere’s legacy of manufacturing excellence, and provide the board with in-depth visibility into these matters.
◾
Visionary with deep business and industry expertise. Draws upon his experience with Deere’s businesses including his management of our global operations and his knowledge of precision agriculture and information technology in leading Deere toward the future.
◾
Extensive familiarity with Deere operations. Leverages his understanding of the complexities of Deere’s global operation through his knowledge in the areas of leadership, manufacturing, and information technology, among others, to offer critical insight and perspective to our Board.

GREGORY R. PAGE	Independent I Director Since: 2013 I Age: 72
Committees: Finance (Chair), Audit Review, Executive	Chairman of Corteva, Inc. (agricultural seeds, crop protection products, and digital solutions) (since 2019)

Past Positions at Cargill, Incorporated (agricultural, food, financial, and industrial products and services)

◾
Executive Director — 2015 to 2016
◾
Executive Chairman — 2013 to 2015
◾
Chairman and Chief Executive Officer —
2011 to 2013
◾
Chairman, Chief Executive Officer, and President — 2007 to 2011
Other Current Directorships ◾ Corteva, Inc. (CTVA) ◾ Eaton Corporation plc (ETN) ◾ 3M Company (MMM)

Key Experience and Qualifications

◾
Executive and agricultural industry leader. Demonstrated leadership through his service as Chairman of Corteva, Inc. and Chairman and Chief Executive Officer of Cargill, Incorporated.
◾
Extensive oversight experience from board service. Experience in oversight of auditing, financial reporting, corporate governance, and sustainability from service as a member of the boards of directors of global public corporations.
◾
Robust perspective on the agricultural economy. Leverages his experience with commodities, agriculture, operating processes, finance, and economics to provide beneficial viewpoints.

2024 PROXY STATEMENT	19

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SHERRY M. SMITH	Independent I Director Since: 2011 I Age: 62
Committees: Audit Review, Finance	Former Executive Vice President and Chief Financial Officer of SuperValu Inc.

Past Positions at SuperValu Inc. (retail and wholesale grocery and retail general merchandise products)

◾
Executive Vice President and Chief Financial Officer — 2010 to 2013
◾
Senior Vice President, Finance — 2005 to 2010
◾
Senior Vice President, Finance and Treasurer — 2002 to 2005
Other Current Directorships ◾ Anywhere Real Estate Inc. (HOUS) ◾ Piper Sandler Companies (PIPR) Previous Directorships ◾ Tuesday Morning Corp. (TUEMQ)

Key Experience and Qualifications

◾
Demonstrated leader with financial acumen and expertise. Leverages her leadership skills from her service as a senior executive and as Chief Financial Officer of SuperValu Inc.
◾
Breadth of oversight experience from board service. Experience in auditing, finance, accounting, compensation, strategic planning, and other areas of oversight gleaned while serving as a member of the boards of directors of public corporations.
◾
Valuable knowledge from agricultural background and business experience. Over two decades of experience with a wholesale grocery corporation and her family farming background enables her comprehension of finance, accounting, and food and supply chain management.

DMITRI L. STOCKTON	Independent I Director Since: 2015 I Age: 59
Committees: Compensation (Chair), Finance, Executive	Retired Special Advisor to Chairman and Senior Vice President of General Electric Company and Former Chairman, President, and Chief Executive Officer of GE Asset Management Incorporated

Past Positions

◾
Special Advisor to the Chairman and Senior Vice President of GE (power and water, aviation, oil and gas, healthcare, appliances and lighting, energy management, transportation) — 2016 to 2017
◾
Chairman, President, and Chief Executive Officer of GE Asset Management Incorporated (global investments) and Senior Vice President of General Electric Company — 2011 to 2016
◾
President and Chief Executive Officer of GE Capital Global Banking and Senior Vice President of General Electric Company — 2008 to 2011
Other Current Directorships ◾ Ryder System, Inc. (R) ◾ Target Corporation (TGT) ◾ WestRock Company (WRK) Previous Directorships ◾ Stanley Black & Decker, Inc. (SWK)

Key Experience and Qualifications

◾
Proven leader with breadth of experience in finance. Over 15 years of leadership experience through his service as Chairman, President, and Chief Executive Officer of GE Asset Management Incorporated and as a senior leader of other business operations.
◾
Deep corporate governance and board oversight experience. Experience with the oversight of risk management, governance, and regulatory compliance from serving as a member of the boards of directors and trustees of global asset management, investment, and employee benefit entities.
◾
Critical thinker with relevant industry experience. Strategically applies his subject matter knowledge of finance, banking, and asset management to offer valuable insights.

20	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SHEILA G. TALTON	Independent I Director Since: 2015 I Age: 71
Committees: Compensation, Corporate Governance	President and Chief Executive Officer of Gray Matter Analytics (healthcare analytics for healthcare providers, payers, and pharma companies) (since 2013)

Past Positions

◾
President and Chief Executive Officer of SGT Ltd. (strategy and technology consulting services) — 2011 to 2013
◾
Vice President of Cisco Systems, Inc. (information technology and solutions) — 2008 to 2011
Other Current Directorships ◾ OGE Energy Corp. (OGE) ◾ Sysco Corporation (SYY) Previous Directorships ◾ Wintrust Financial Corporation (WTFC)

Key Experience and Qualifications

◾
Strong leader with a dedicated tenure in the technology industry. Draws upon her experience as President and Chief Executive Officer of Gray Matter Analytics and as an officer of other global technology and consulting firms.
◾
Extensive experience with board oversight areas of focus. Experience with compensation, governance, risk management, and other areas developed from service as a member of the boards of directors of global public corporations.
◾
Valuable perspective on the application of technology. Leverages over 15 years of experience in technology industries to provide insights on data analytics and global strategies.

2024 PROXY STATEMENT	21

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Compensation of Directors

We have structured the compensation of our nonemployee directors with the following objectives in mind:

Recognize the substantial investment of time and expertise necessary for the directors to discharge their duties to oversee Deere’s global affairs	Align the directors’ interests with the long-term interests of our shareholders	Ensure that compensation is easy to understand and is regarded positively by our shareholders and employees

We pay nonemployee directors an annual retainer. In addition, committee chairs and the Presiding Director receive fees for performing those responsibilities. Directors who are employees receive no additional compensation for serving on the Board. We do not pay committee member retainers or meeting fees. We do reimburse directors for expenses related to meeting attendance.

To supplement their cash compensation and align their interests with those of our shareholders, nonemployee directors are awarded restricted stock units (“RSUs”) after each Annual Meeting. A person who serves a partial term as a nonemployee director will receive a prorated retainer and a prorated RSU award.

Compensation for nonemployee directors is reviewed every year by the Corporate Governance Committee. Management reviews trends in director compensation and data regarding the amounts and types of compensation paid to nonemployee directors at the companies in Deere’s compensation peer group and presents this information to the Corporate Governance Committee. All decisions regarding nonemployee director compensation are recommended by the Corporate Governance Committee and approved by the Board.

At its August 2022 meeting, the Board approved compensation as noted below for nonemployee directors as recommended by the Corporate Governance Committee. The cash components and the equity component both became effective in October 2022. The Corporate Governance Committee reviewed compensation for nonemployee directors in August 2023 and did not recommend any changes. The following chart describes amounts we pay and the value of awards we grant to nonemployee directors:

Date Approved by the Board	August 2022
Effective Date of the Annual Amounts	October 2022
Retainer	$140,000
Equity Award	$165,000
Presiding Director Fee	$40,000
Audit Review Committee Chair Fee	$25,000
Compensation Committee Chair Fee	$25,000
Corporate Governance Committee Chair Fee	$20,000
Finance Committee Chair Fee	$15,000

Under our Nonemployee Director Deferred Compensation Plan, directors may choose to defer some or all of their annual retainers until they retire from the Board. For deferrals through December 2016, a director could elect to have these deferrals invested in either an interest-bearing account or an account with a return equivalent to an investment in Deere common stock. For deferrals effective in January 2017 and later, directors may choose from a list of investment options, none of which yields an above-market earnings rate.

CASH RETAINER
STOCK OWNERSHIP REQUIREMENT 5X DIRECTOR’S ANNUAL CASH RETAINER

Our stock ownership guidelines require each nonemployee director to own Deere common stock equivalent in value to at least five times the director’s annual cash retainer. This ownership level must be achieved within five years of the date the director joins the Board. Restricted shares (regularly granted to nonemployee directors prior to 2008), RSUs, and any common stock held personally by the nonemployee director are included in determining whether the applicable ownership threshold has been reached. Each nonemployee director has achieved stockholdings in excess of the applicable multiple as of the date of this Proxy Statement or is within the five-year compliance period.

22	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

We require nonemployee directors to hold all equity awards until the occurrence of one of the following triggering events: retirement from the Board, total and permanent disability, death, or a change in control of Deere combined with a qualifying termination of the director’s service with the Company. Directors may not sell, gift, or otherwise dispose of their equity awards before the occurrence of a triggering event. While the restrictions are in effect, nonemployee directors may vote their restricted shares (but not shares underlying RSUs) and receive dividends on the restricted shares and dividend equivalents on the RSUs.

fiscal 2023 DIRECTOR COMPENSATION

In fiscal 2023, we provided the following compensation to our nonemployee directors. The compensation of John C. May, Chairman of the Board, Chief Executive Officer, and President, is shown in the Fiscal 2023 Summary Compensation Table.

			Change in Pension
			Value and
			Nonqualified
			Deferred
	Fees Earned		Compensation
Name	or Paid in Cash(1)	Stock Awards(2)	Earnings(3)	Total
Leanne G. Caret	$154,583	$164,962	$—	$319,545
Tamra A. Erwin	$140,000	$164,962	$—	$304,962
Alan C. Heuberger	$140,000	$164,962	$—	$304,962
Charles O. Holliday, Jr.	$180,000	$164,962	$—	$344,962
L. Neil Hunn(4)	$35,000	$98,824	$	$133,824
Michael O. Johanns	$140,000	$164,962	$—	$304,962
Clayton M. Jones	$160,000	$164,962	$—	$324,962
Gregory R. Page	$155,000	$164,962	$509	$320,471
Sherry M. Smith	$150,417	$164,962	$1,415	$316,793
Dmitri L. Stockton	$165,000	$164,962	$—	$329,962
Sheila G. Talton	$140,000	$164,962	$—	$304,962
(1)	All fees earned in fiscal 2023 for services as a director, including committee chair and Presiding Director fees, whether paid in cash or deferred under the Nonemployee Director Deferred Compensation Plan, are included in this column.
(2)	Represents the aggregate grant date fair value of RSUs computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation and does not correspond to the actual value that will be realized by the nonemployee directors. The values in this column exclude the effect of estimated forfeitures. All grants are fully expensed in the fiscal year granted based on the grant price. For fiscal 2023, the grant date was March 1, 2023, and the grant price was $419.75 per RSU.

The nonemployee director grant date is seven calendar days after the Annual Meeting. These awards vest one year after grant date but are required to be held until retirement or certain other events. The assumptions made in valuing the RSUs reported in this column are discussed in Note 22, “Share-Based Compensation,” of our consolidated financial statements filed with the SEC as part of our annual report on Form 10-K for fiscal year 2023. The following table lists the cumulative restricted shares and RSUs held by the nonemployee directors as of October 29, 2023:

Name	Restricted Stock	RSUs	Name	Restricted Stock	RSUs
Leanne G. Caret	—	962	Clayton M. Jones	824	20,219
Tamra A. Erwin	—	2,089	Gregory R. Page	—	10,671
Alan C. Heuberger	—	5,754	Sherry M. Smith	—	12,821
Charles O. Holliday, Jr.	—	4,399	Dmitri L. Stockton	—	7,965
L. Neil Hunn	—	228	Sheila G. Talton	—	7,965
Michael O. Johanns	—	8,481
(3)	Amounts included in this column represent the above-market earnings on any amounts deferred under the Nonemployee Director Deferred Compensation Plan resulting from investment options that were available through December 2016. (Current investment options for deferred compensation do not yield an above-market earnings rate.) Above-market earnings represent the difference between the interest rate used to calculate earnings under the applicable investment choice and 120% of the applicable federal long-term rate. Through December 2016, two investment choices were available for these deferrals:
(a)	An interest-bearing alternative that pays interest at the end of each calendar quarter (i) for amounts deferred between fiscal 2010 through December 2016, at a rate based on the Moody’s “A”-rated Corporate Bond Rate, and (ii) for amounts deferred prior to fiscal 2010, at a rate based on the prime rate as determined by the Federal Reserve Statistical Release plus 2%; and
(b)	An equity alternative denominated in units of Deere common stock that earns additional shares each quarter at the quarterly dividend rate on Deere common stock.
(4)	Mr. Hunn joined the Board effective August 1, 2023. His compensation amounts reflect a pro-rated retainer for the period from August 2023 through October 2023 and a pro-rated RSU award granted in August 2023.

2024 PROXY STATEMENT	23

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Corporate Governance

At Deere, we recognize that strong corporate governance contributes to long-term shareholder value. We are committed to sound governance practices, including those described below:

INDEPENDENCE
◾
All of our director nominees, except our Chairman and CEO, are independent
◾
The independent Presiding Director has a role with significant governance responsibilities
◾
All standing Board committees other than the Executive Committee are composed wholly of independent directors
◾
Independent directors meet regularly in executive session without management present

BEST PRACTICES
◾
Directors may not stand for re-election after their 75th birthdays, absent Board approval provided in rare circumstances
◾
Directors rotate committee membership periodically, as approved by the Board
◾
Our recoupment policy requires an executive to return any incentive compensation found to have been awarded erroneously in the event of a financial restatement
◾
Directors and executives are subject to stock ownership requirements
◾
Directors and executives are prohibited from hedging or pledging their Deere stock

ACCOUNTABILITY
◾
All directors are elected annually
◾
In uncontested elections, directors are elected by majority vote
◾
The Board and each active Board committee conducts an annual performance self-evaluation
◾
Shareholders have the ability to include nominees in our proxy statement (so-called proxy access rights)

RISK OVERSIGHT
◾
The Board oversees Deere’s overall risk management structure
◾
Individual Board committees oversee certain risks related to their specific areas of responsibility
◾
We have robust risk management processes throughout the Company

OUR VALUES

Our actions are guided by our core values: Integrity, Quality, Commitment, and Innovation. We are committed to strong corporate governance as a means of upholding these values and ensuring that we are accountable to our shareholders.

WE STRIVE TO LIVE UP TO THESE VALUES IN EVERYTHING WE DO — NOT JUST BECAUSE IT IS GOOD BUSINESS, BUT BECAUSE WE ARE COMMITTED TO STRONG CORPORATE GOVERNANCE.

DIRECTOR INDEPENDENCE

The Board has adopted categorical standards (refer to Appendix A) set forth in our Corporate Governance Policies that help us evaluate each director’s independence. Specifically, these standards are intended to assist the Board in determining whether certain relationships between our directors and Deere or its affiliates are “material relationships” for purposes of the NYSE independence standards. The categorical standards establish thresholds, short of which any such relationship is deemed not to be material. In addition, each director’s independence is evaluated under our Related Person Transactions Approval Policy as discussed in the “Review and Approval of Related Person Transactions” section. Deere’s independence standards meet or exceed the NYSE’s independence requirements.

In November 2023, we reviewed the independence of each then-sitting director (including all our nominees), applying our categorical independence standards. The reviews considered relationships and transactions between each director (and the director’s immediate family and affiliates) and Deere, Deere’s management, and Deere’s independent registered public accounting firm. Based on this review, the Board affirmatively determined at its regular December 2023 meeting that no director other than Mr. May has a material relationship with Deere and its affiliates and that each director other than Mr. May is independent as defined in our categorical independence standards set forth in our Corporate Governance Policies and the NYSE’s listing standards. Mr. May is not independent because of his employment relationship with Deere.

24	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

BOARD LEADERSHIP STRUCTURE

John C. May currently serves as Deere’s Chairman, Chief Executive Officer, and President. The position of Chairman has traditionally been held by Deere’s Chief Executive Officer. The Board believes the decisions as to who should serve as Chairman and as Chief Executive Officer and whether the offices should be combined or separated is the proper responsibility of the Board. The Board also believes that having an independent Chairman is unnecessary in normal circumstances. Additionally, the enhanced role of the independent Presiding Director together with the fact that all directors, other than the Chairman, are independent, provides a strong counterbalance to the non-independent Chairman and Chief Executive Officer roles. The Board’s governance processes preserve Board independence by ensuring regular executive sessions of independent directors that do not include the Chairman, and an independent evaluation of and communication with members of senior management.

Presiding Director

The Board believes the role of the Presiding Director exemplifies Deere’s continuing commitment to strong corporate governance and Board independence. The Board views the independent Presiding Director’s role as a liaison between the Chairman and the independent directors and believes, with the ability to call meetings of independent directors when necessary, the Presiding Director’s role improves the independence of the Board’s leadership structure and its role in risk oversight. Charles O. Holliday, Jr. has served as our independent Presiding Director since February 2020. Upon Mr. Holliday’s retirement in February 2024, Sherry M. Smith will become Presiding Director.

The Presiding Director is elected by a majority of the independent directors upon a recommendation from the Corporate Governance Committee. The Presiding Director is appointed for a one-year term beginning upon election and expiring upon the selection of a successor.

The Board has assigned the Presiding Director the following duties and responsibilities:

◾
Preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
◾
Serve as liaison between the Chairman and the independent directors;
◾
In consultation with the Chairman, review and approve the schedule of meetings of the Board, the proposed agendas, and the materials to be sent to the Board;
◾
Call meetings of the independent directors when necessary; and
◾
Remain available for consultation and direct communication with Deere’s shareholders.

Ms. Smith, who will be our Presiding Director effective as of the Annual Meeting, will leverage her demonstrated leadership skills during her tenure on our board and as chair of the Audit Review Committee, her thorough understanding of the board’s oversight of Company operations and the deep relationships that she has built over the years with both board members and management, her breadth of experience in oversight areas including auditing, finance, compensation, and strategic planning developed through her service on boards of multiple public companies, and her subject matter knowledge and financial acumen to strengthen independent oversight of management.

sherry M. SMITH

Charles O. Holliday, Jr.

Board Meetings

Under Deere’s bylaws, regular meetings of the Board are held at least quarterly. The Board met four times during fiscal 2023. We hold at least one Board meeting per year at a company location other than our World Headquarters so directors have an opportunity to observe different aspects of our business first-hand. Our May 2023 Board meeting was held in Kernersville, North Carolina, the site of our U.S. excavator manufacturing facility.

Directors are expected to attend Board meetings, meetings of committees on which they serve, and annual shareholder meetings. More specifically, directors are expected to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. During fiscal 2023, all incumbent directors attended 75% or more of the meetings of the Board and committees on which they served. Overall attendance at Board and committee meetings was 96%. All directors then in office attended the Annual Meeting of Shareholders in February 2023.

2024 PROXY STATEMENT	25

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Each Board meeting normally begins and ends with a session between the CEO and the independent directors. This provides a platform for discussions outside the presence of the non-Board management attendees. The independent directors regularly meet in executive session, without the CEO. Such executive sessions are scheduled and typically occur at each regular Board meeting. The Presiding Director presides over these executive sessions.

Each Board meeting also includes an opportunity for directors to meet with key talent from the Company. Our directors use this time to recognize and reward leadership as well as gain valuable insight on the Company’s operations and culture.

Continuing director education

In 2023, the Company launched a continuing director education program that offers a quarterly schedule of voluntary awareness and education materials on relevant topics to the independent members of the Board. The materials are designed to enhance the directors’ understanding of complex or fast-developing subject areas, with topics approved by the Corporate Governance Committee and linked to subjects of discussion at upcoming Board meetings. The program does not serve as a replacement for regular Board meetings, and the extent of content sharing and training that has historically occurred at Board meetings remains the same as in previous years.

Topics covered by the continuing director education program in 2023 included export controls and sanctions, universal proxy rules, activism and preparedness, and cybersecurity. Board education is delivered through various mediums such as virtual sessions and presentations by external or internal subject matter experts, self-paced online training modules, articles, white papers and periodicals, apps, websites, and blogs. We believe that the education program provides broader context for key Board oversight topics and facilitates deeper subject matter expertise and more active conversations among our directors.

Board Committees

The Board has delegated some of its authority to five committees: the Executive Committee, the Audit Review Committee, the Compensation Committee, the Corporate Governance Committee, and the Finance Committee.

Periodically, the Board approves the rotation of certain directors’ committee memberships. The Board believes that committee rotation is generally desirable to ensure that committees regularly benefit from new perspectives and specific director expertise. In 2023, Leanne G. Caret was appointed to the Audit Review Committee and left the Compensation Committee, and Sheila G. Talton was appointed to the Compensation Committee and left the Audit Review Committee. Also in 2023, Leanne G. Caret was appointed chair of the Audit Review Committee, a position previously held by Sherry M. Smith. In January 2024, Sherry M. Smith was appointed to the Corporate Governance Committee and left the Finance Committee.

Each of our Board committees has adopted a charter that complies with current NYSE rules relating to corporate governance matters. Copies of the committee charters are available at www.deere.com/corpgov. Each committee (other than the Executive Committee, which did not meet in 2023 and of which Mr. May serves as chair) is composed solely of independent directors.

26	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The committee structure and memberships described below do not reflect the changes that became effective in January 2024. Every committee other than the Executive Committee regularly reports on its activities to the full Board.

EXECUTIVE COMMITTEE		Meetings in 2023: 0

Committee Purpose:

◾
Comprised of the Chairman and the committee chairs of each Board committee
◾
Acts on matters requiring Board action between meetings of the full Board
◾
Has authority to act on matters regarding the management of the business and affairs of the Company, as limited by our bylaws and applicable law
◾
All members, other than Mr. May, are independent

John C. May Chair	Leanne G. Caret

Clayton M. Jones	Gregory R. Page

Dmitri L. Stockton

AUDIT REVIEW COMMITTEE		Meetings in 2023: 7

Committee Purpose:

◾
Oversees the independent registered public accounting firm’s qualifications, independence, and performance
◾
Assists the Board in overseeing the integrity of our financial statements, compliance with legal and regulatory requirements, and the performance of our internal auditors
◾
Oversees the enterprise risk assessment and management program, including cybersecurity risks
◾
Oversees the internal audit function, including maintaining a direct reporting line with the Company’s Chief Audit Executive
◾
Pre-approves all audit and allowable non-audit services by the independent registered public accounting firm
◾
With the assistance of management, approves the selection of the independent registered public accounting firm’s lead engagement partner
◾
All members have been determined to be independent and financially literate under current NYSE listing standards, including those standards applicable specifically to audit committee members
◾
The Board has determined that Ms. Caret, Mr. Heuberger, Mr. Jones, Mr. Page, and Ms. Smith are “audit committee financial experts” as defined by the SEC and that each has accounting or related financial management expertise as required by NYSE listing standards

Leanne G. Caret Chair	Alan C. Heuberger

Clayton M. Jones	Gregory R. Page

Sherry M. Smith

2024 PROXY STATEMENT	27

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

COMPENSATION COMMITTEE		Meetings in 2023: 7

Committee Purpose:

◾
Makes recommendations to the Board regarding incentive and equity-based compensation plans
◾
Evaluates and approves the compensation of our executive officers (except for the compensation of our CEO, which is also approved by the full Board), including reviewing and approving the performance goals and objectives that will affect that compensation
◾
Evaluates and approves compensation granted pursuant to Deere’s equity-based and incentive compensation plans, policies, and programs
◾
Retains, oversees, and assesses the independence of compensation consultants and other advisors
◾
Oversees our policies on structuring compensation programs for executive officers relative to tax deductibility
◾
Reviews and discusses the CD&A with management and determines whether to recommend to the Board that the CD&A be included in our filings with the SEC
◾
All members have been determined to be independent under current NYSE listing standards, including those standards applicable specifically to compensation committee members

Dmitri L. Stockton Chair	Tamra A. Erwin

Charles O. Holliday, Jr.	L. Neil Hunn

Michael O. Johanns	Sheila G. Talton

CORPORATE GOVERNANCE COMMITTEE		Meetings in 2023: 5

Committee Purpose:

◾
Monitors corporate governance policies and oversees our Center for Global Business Conduct
◾
Reviews senior management succession plans and identifies and recommends to the Board individuals to be nominated as directors
◾
Makes recommendations concerning the size, composition, committee structure and rotations, and fees for the Board
◾
Reviews and reports to the Board on the performance and effectiveness of the Board
◾
Oversees the evaluation of our management
◾
Monitors and oversees aspirations and activities related to environmental, social, and governance (ESG) matters
◾
All members have been determined to be independent under current NYSE listing standards

Clayton M. Jones Chair	Tamra A. Erwin

Charles O. Holliday, Jr.	Michael O. Johanns

Sheila G. Talton

28	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FINANCE COMMITTEE		Meetings in 2023: 4

Committee Purpose:

◾
Reviews the policies, practices, strategies, and risks relating to Deere’s financial affairs
◾
Exercises oversight of the business of Deere’s Financial Services segment
◾
Formulates our pension funding policies
◾
Oversees our pension plans
◾
All members have been determined to be independent under current NYSE listing standards

Gregory R. Page Chair	Leanne G. Caret

Alan C. Heuberger	L. Neil Hunn

Sherry M. Smith	Dmitri L. Stockton

Board Oversight of Risk Management

The Board believes that strong and effective internal controls and risk management processes are essential for achieving long- term shareholder value. The Board, directly and through its committees, is responsible for monitoring risks that may affect Deere.

RISK MANAGEMENT APPROACH

We maintain a risk management program with a risk register and structured risk assessment process that supports strategic planning, performance, and decision making. To that end, we identify, categorize, assess, respond to, and monitor risks, escalating as needed. Business and risk leaders identify enterprise risks during an annual risk assessment and each risk is assessed for impact, likelihood, and effectiveness of related controls. We consider the various ways in which risks can affect our business by measuring the impact of those risks against a consistent set of criteria in five different categories, which include the impact to our operations, our financial performance, compliance and legal, our reputation, and our business strategy. We evaluate each risk for an appropriate risk appetite. We determine the inherent risk based on our assessments of impact and likelihood, and the residual risk with the effect of any mitigating controls. Response plans are developed for residual risks that remain above the acceptable level as defined by the risk appetite.

In addition to the structured risk assessment process, functional business leaders across the enterprise meet periodically to review new and evolving risks facing the business that—due to their nature—may not yet be addressed in our risk management program. This group determines appropriate business actions to address emerging risks, which may include assigning risk owners or otherwise incorporating the risk into the structured risk assessment process.

The CEO and his direct reports are responsible for the management and administration of Deere’s risk management processes. These executives, formerly referred to as the Management Risk Committee, provide periodic reports to the Board and the Audit Review Committee regarding the Company’s risk management processes and review high priority areas of enterprise risk with the Board or Board Committees at regular meetings and as otherwise necessary to respond to significant threats or risk events.

2024 PROXY STATEMENT	29

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

BOARD AND COMMITTEE RISK OVERSIGHT RESPONSIBILITIES

Each Board committee is responsible for oversight of risk categories related to its specific areas of focus. The Audit Review Committee oversees the Company’s risk management processes and policies, while the full Board exercises ultimate responsibility for overseeing the risk management function as a whole and has direct oversight responsibility for many risk categories.

In addition, the Board believes that having an independent Presiding Director enhances the Board’s independent oversight of the Company’s risk mitigation efforts by enabling consultation between the Chairman and Presiding Director on time-sensitive or urgent risks and on appropriate Board structure.

The areas of risk oversight exercised by the Board and its committees are:

BOARD OF DIRECTORS
◾
Oversees all enterprise risks and regularly receives and evaluates reports and presentations from the chairs of the individual Board committees on risk-related matters falling within each committee’s oversight responsibilities as well as from members of management on relevant risk topics
◾
Oversees succession plans and performance evaluations, as well as approves all compensation actions, for our CEO

Audit Review Committee	CoRPORATE GOVERNANCE Committee
◾
Oversees enterprise risk assessment and management processes and policies
◾
Monitors operational, strategic, and legal and regulatory risks by reviewing quarterly (or more frequently, if needed) reports and presentations given by management, including our Senior Vice President, General Counsel, and Worldwide Public Affairs; Senior Vice President and Chief Financial Officer; Vice President, Internal Audit; Chief Information Officer; and Chief Information Security Officer, as well as other operational personnel
◾
Evaluates potential risks related to internal control over financial reporting, information systems, and shares with the full Board oversight responsibility for cybersecurity risks

◾
Monitors potential risks related to our governance practices by, among other things, reviewing succession plans and performance evaluations of the Board, monitoring legal developments and trends regarding corporate governance practices, overseeing aspirations and activities related to environmental (including climate), social, and governance matters, and evaluating potential related person transactions
◾
Monitors the Code of Business Conduct and compliance risks by, among other things, reviewing quarterly (or more frequently, if needed) reports and presentations by our Chief Compliance Officer, who has the opportunity to discuss further in executive session with the committee
◾
Monitors product safety and other compliance matters by reviewing annual reports and presentations given by management, including environmental, health, and safety leaders

COMPENSATION Committee	FINANCE Committee
◾
Monitors potential risks related to the design and administration of our compensation plans, policies, and programs, including our performance-based compensation programs, to promote appropriate incentives that do not encourage executive officers or employees to take unnecessary and/or excessive risks

◾
Monitors operational and strategic risks related to Deere’s financial affairs, including capital structure and liquidity risks, and reviews the policies and strategies for managing financial exposure and contingent liabilities
◾
Oversees the operations of John Deere Financial (JDF) by reviewing periodic reports and presentations given by management, including JDF functional leaders
◾
Monitors potential risks related to funding our U.S. qualified pension plans (other than the defined contribution savings and investment plans) and monitors compliance with applicable laws and internal policies and objectives

30	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Shareholder Outreach

To ensure the continued delivery of sustainable, long-term value to our shareholders, we engage in proactive shareholder outreach multiple times a year. This includes engagement through the proxy season and our sustainability reporting, in addition to our regular ongoing dialogue with shareholders and potential investors throughout the year. We recognize the value of the ongoing feedback and will continue regular shareholder engagement activities to gain their perspective firsthand.

whO WE ENGAGED

During 2023, we invited shareholders representing more than 40% of outstanding share ownership to engage in conversations on a variety of topics. Of those we contacted, shareholders representing approximately 30% of outstanding share ownership participated in meetings and offered us valuable insights.

topics we covered
In our conversations with shareholders, we discussed our approach to various topics, which included:
governance	sustainability	executive compensation
technology and innovation	financial performance	and other related topics

how we are responding to what we heard

In response to the shareholder feedback we received, we have taken the following actions:

◾
Balanced shareholders’ support of compensation plans overall with a desire for simplification by adopting changes to our executive compensation program for fiscal 2024 as described in Preview of Executive Compensation Changes for Fiscal 2024
◾
Adhered to the journey of progress on the glidepaths for our Leap Ambitions to enable qualitative discussion about our roadmap for achieving these goals
◾
Engaged in conversations about our philosophy regarding Board refreshment and composition, providing greater transparency to Board skills and experiences
◾
Enhanced integration of the Leap Ambitions with our executive compensation program through emphasis on OROS in the STI calculation, including increasing weighting in fiscal 2024
◾
Balanced shareholders’ interest in efficient management of assets in our executive compensation program by retaining OROA as the metric with the greatest weighting in the STI calculation in fiscal 2024
◾
Broadened our inclusion of sustainability in our executive compensation program in fiscal 2023 through qualitative assessments of leadership and human capital as well as innovation for sustainability
◾
Continued to align with shareholders by utilizing a relative TSR modifier and a relative revenue growth metric in our executive compensation program
◾
Reviewed and addressed other components of our executive compensation program, including the recoupment policy and change in control severance program
◾
Began the groundwork for the development of a climate transition plan, taking into consideration existing frameworks to enhance transparency

2024 PROXY STATEMENT	31

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Corporate Governance Policies

Because we believe corporate governance is integral to creating long-term shareholder value, our Board of Directors has adopted company-wide Corporate Governance Policies, which are periodically reviewed and revised as appropriate to ensure that they reflect the Board’s corporate governance objectives.

Please visit the Corporate Governance section of our website (www.deere.com/corpgov) to learn more about our corporate governance practices and to access the following materials:

◾ Leadership Biographies	◾ Core Values	◾ Code of Ethics
◾ Corporate Governance Policies	◾ Board committee charters	◾ Code of Business Conduct
◾ Supplier Code of Conduct	◾ Dealer Code of Conduct	◾ Conflict Minerals Policy
◾ Support of Human Rights in Our Business Practices	◾ Global Environmental, Health, and Safety Policy	◾ Quality Policy

Communication with the Board

Shareholders and other interested parties wishing to communicate with the Board may send correspondence to the Presiding Director or the Corporate Secretary, who will submit all correspondence about bona fide issues or questions concerning the Company to the Board or the appropriate committee, as applicable. Communications may be addressed to:

Presiding Director, Board of Directors Deere & Company, Department A One John Deere Place Moline, Illinois 61265-8098	Corporate Secretary Deere & Company One John Deere Place Moline, Illinois 61265-8098

Political Contributions

To promote transparency and good corporate citizenship, voluntary disclosures relating to the political contributions of the Company and its political action committee are available at www.deere.com/politicalcontributions.

sustainability and human capital

Details on our Leap Ambitions and sustainability strategy are currently accessible through our Sustainability Report and our forthcoming Business Impact Report. Visit www.deere.com/sustainabilityreport for more information.

LEAP AMBITIONS

Our commitment to sustainability is evident in our Leap Ambitions—the measures of our operating model—which were announced in 2022. Leap Ambitions are focused goals designed to boost economic value and sustainability for our customers. Our ambitions align across our customers' production systems to optimize their complete operation—guided by the principle that every hour, every drop, every seed, every pound, and every pass counts—to deliver better outcomes with fewer resources. We believe our Leap Ambitions are beneficial for our customers, employees, investors, dealers, suppliers, and other Deere stakeholders.

We believe that the focus areas of our Smart Industrial Operating Model increase our addressable market opportunities. Executing our strategy by delivering more economic and sustainable value to our customers—in part through new business models—is intended to expand operating return on sales from our equipment operations and grow enterprise recurring revenue.

We aim to deliver ongoing value across our product lines by digitally connecting the equipment we produce, enabling our customers to leverage technology for better economic and more sustainable outcomes in their businesses. We plan to

32	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

demonstrate viable alternative power solutions for various product families. We also plan to enhance how we deliver value by introducing and scaling a Solutions as a Service business model.

We aim to deliver ongoing value to our Production and Precision Agriculture and Small Agriculture and Turf customers by increasing the number of engaged acres, which is a measure of our customers’ use of the John Deere Operations Center—our online farm management system—and generally reflects the number of unique acres with at least one operation pass documented in the Operations Center in the past 12 months. We also aim to increase the number of those engaged acres that are:

◾	highly engaged, which includes acres with documentation of multiple production steps and the use of digital tools to complete multiple value creating activities over a 12-month period; and
◾	sustainably engaged, which includes acres with incorporation of two or more sustainable John Deere technology solutions or sustainable practices over a 12-month period.

We believe we will deliver ongoing value to our Small Agricultural and Turf customers by increasing the connectivity of their equipment, offering electric options where feasible in our product families, and working toward production of a fully autonomous, battery powered electric agricultural tractor. For our Construction and Forestry customers, we aim to deliver ongoing value by offering electric and hybrid-electric options where feasible in the product families and increasing the use of grade management control for earthmoving customers, intelligent boom control for our forestry customers, and precision roadbuilding solutions for our roadbuilding customers.

We anticipate enabling sustainable outcomes for our customers. Specifically, we aim to enable our agriculture customers to be more sustainable in their production steps by providing technology solutions that help to improve their nitrogen use efficiency, increase their crop protection efficiency, and reduce their CO2e emissions.

In our facilities, we will continue to prioritize the safety of our employees and work to reduce our own greenhouse gas emissions. We will also work to reduce waste intensity and our freshwater consumption intensity at water-stressed manufacturing locations. We also plan to create more sustainable outcomes in our business by increasing the amount of recyclable and sustainable materials in our product content and increasing our remanufacturing revenue.

sustainability Reporting frameworks

We continue to monitor and review the developing sustainability frameworks, standards, and global regulations and work to incorporate those most applicable to our business into our sustainability reporting. Information about the sustainability frameworks and standards to which we align our reporting, and our forthcoming Business Impact Report, are available at www.deere.com/sustainability. The information included in this website should not be construed as a characterization regarding the materiality or financial impact of such information. The information in our sustainability reports and Business Impact Report is not incorporated by reference into, and does not form a part of, this Proxy Statement.

human capital

Our employees are guided by our higher purpose: We run so life can leap forward. Employees are further guided by our Code of Business Conduct (Code), which helps them to uphold and strengthen the standards of honor and integrity that have defined the Company since its founding. Our world and business may change, yet we continue to be guided by our core values—Integrity, Quality, Commitment, and Innovation.

We are committed to conducting business in accordance with the highest ethical standards. We require all employees to complete training on our Code and, where permitted by law, also require that employees regularly certify compliance with the Code. The Code provides specific guidance to all our employees, outlining how they can and must uphold and strengthen the integrity that has defined John Deere since its founding. In addition, we maintain a global compliance hotline to allow for concerns of potential violations of the Code, global policies, or the law to be brought forward.

2024 PROXY STATEMENT	33

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

HEALTH AND SAFETY

We strive to achieve safety excellence through increased focus on leading indicators, risk reduction, health and safety management systems, and prevention. We have made progress on implementing best practices and leading indicators for enabling employee safety over recent years with our Health and Safety Management System. We utilize a safety balanced scorecard, which includes leading and lagging indicators, and is designed to enable continuous measurement of safety performance and drive continuous improvement.

DIVERSITY, EQUITY, AND INCLUSION (DEI)

We are committed to the principles of equal employment opportunity and we believe that a diverse workforce is essential to our long-term success and solving our customers’ most pressing challenges. We strive to foster a diverse, equitable, and inclusive culture. We embrace employees’ differences in race, color, religion, age, sex, sexual orientation, gender, gender identity and expression, marital or partnership status, family status, citizenship, national origin, ancestry, geographic background, military or veteran status, disability (mental or physical), and any other characteristics that make our employees unique.

Our leadership team works to set a consistent and transparent tone on DEI issues and strategy. We also create spaces for open conversations and learning through our Employee Resources Groups (ERGs) speaker series and micro-learnings. We sponsor 13 ERGs that are run by employees, open to all employees, and are a key driver of inclusion. ERGs build organization-wide networks that allow employees to come together and discuss shared interests. The global chapters work with local teams to support efforts to attract, retain, and develop the best talent. In addition, our global DEI strategy focuses on embedding DEI into world-wide business operations and people processes.

COMPENSATION AND BENEFITS

Our total rewards are intended to be competitive, meet the varied needs of our global workforce, and reinforce our values. We are committed to providing comprehensive and competitive pay and benefits to our employees. We invested, and continue to invest, in employees through growth and development and well-being initiatives.

Eligible full-time employees in the U.S. have access to medical, dental, and vision plans; savings and retirement plans; parental leave and paid time off; and other resources, such as the Employee Assistance Program, which provides mental health and wellness services. We also offer a variety of working arrangements to eligible employees, including flexible schedules, remote work, and job sharing to help employees manage home and work-life situations. Programs and benefits differ internationally for a variety of reasons, such as local legal requirements, market practices, and negotiations with works councils, trade unions, and other employee representative bodies.

training and DEVELOPMENT

Employees are critical to the long-term success of our business. We encourage employees to identify the paths that can build the skills, experience, knowledge, and competencies needed for career advancement. We support employees by creating purpose-driven work opportunities, comprehensive performance reviews and development plans, mentoring opportunities, and professional and personal development opportunities.

We encourage employees to provide feedback across the enterprise through our internal voluntary employee experience survey, ad-hoc “pulse” surveys, and new-hire and exit surveys. Reports from these surveys help equip us to address needs across the employee lifecycle to improve the overall experience and engagement of our workforce.

34	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Security Ownership of Certain Beneficial Owners and Management

The following table shows the number of shares of Deere common stock beneficially owned as of January 2, 2024 (unless otherwise indicated), by:

Each person who, to our knowledge, beneficially owns more than 5% of our common stock	Each individual who was serving as a nonemployee director as of January 2, 2024	Each of the named executive officers listed in the Summary Compensation Table of this Proxy Statement	All individuals who served as directors or executive officers on January 2, 2024 as a group

A beneficial owner of stock (represented in column (a) below) is a person who has sole or shared voting power (meaning the power to control voting decisions) or sole or shared investment power (meaning the power to cause the sale or other disposition of the stock). A person also is considered the beneficial owner of shares to which that person has the right to acquire beneficial ownership (within the meaning of the preceding sentence) within 60 days of January 2, 2024. For this reason, the following table includes exercisable stock options (represented in column (b) below), options, restricted shares, and RSUs (represented in column (c) below) that become exercisable or may be settled within 60 days of January 2, 2024, at the discretion of the individual identified in the table. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

All individuals listed in the table below have sole voting and investment power over the shares unless otherwise noted. As of January 2, 2024, Deere had no preferred stock issued or outstanding.

			Options,
			Restricted Shares,
	Shares Beneficially	Exercisable	and RSUs Vesting
	Owned and Held	Options	Within 60 Days		Percent of Shares
	(a)	(b)	(c)	Total	Outstanding
Greater Than 5% Owners
Cascade Investment(1)
2365 Carillon Point
Kirkland, WA 98033	23,689,657	—	—	23,689,657	8.46%
The Vanguard Group, Inc.(2)
100 Vanguard Blvd.
Malvern, PA 19355	22,117,165	—	—	22,117,165	7.90%
BlackRock, Inc.(3)
55 East 52nd Street
New York, NY 10055	18,960,134	—	—	18,960,134	6.77%
(1)	The ownership information for Cascade Investment is based on Amendment No. 6 to Schedule 13D filed jointly with the SEC on July 21, 2022 by Cascade Investment, L.L.C., William H. Gates III, and the Bill & Melinda Gates Foundation Trust (“Trust”). Cascade Investment, L.L.C. has sole voting power over 19,771,964 shares, and sole dispositive power over 19,771,964 shares owned. All shares of common stock held by Cascade Investment, L.L.C. may be deemed beneficially owned by Mr. Gates as the sole member of Cascade Investment, L.L.C. The Trust has shared voting power over 3,917,693 shares and shared dispositive power over 3,917,693 shares owned. Mr. Gates, as Co-Trustee of the Trust, may be deemed to have shared beneficial ownership of all shares of common stock held by the Trust.
(2)	The ownership information for The Vanguard Group, Inc. (“Vanguard”) is based on Amendment No. 8 to Schedule 13G filed with the SEC on February 9, 2023 by Vanguard. Vanguard holds the shares in its capacity as a registered investment advisor on behalf of numerous investment advisory clients, none of which is known to own more than five percent of Deere’s shares. Vanguard has shared voting power over 416,845 shares, sole dispositive power over 20,952,558 shares owned, and shared dispositive power over 1,164,607 shares owned.
(3)	The ownership information for BlackRock, Inc. (“BlackRock”) is based on Amendment No. 6 to Schedule 13G filed with the SEC on February 7, 2023 by BlackRock. BlackRock holds the shares in its capacity as a registered investment advisor on behalf of numerous investment advisory clients, none of which is known to own more than five percent of Deere’s shares. BlackRock has sole voting power over 16,779,817 shares and sole dispositive power over 18,960,134 shares owned.

2024 PROXY STATEMENT	35

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

			Options, Restricted
			Shares,
			and RSUs
			Available
	Shares Beneficially		Within 60
	Owned and Held	Exercisable Options	Days		Percent of Shares
	(a)	(b)	(c)	Total	Outstanding
Nonemployee Directors(4)(5)
Leanne G. Caret	—	—	962	962	*
Tamra A. Erwin	950	—	2,089	3,039	*
Alan C. Heuberger	100	—	5,754	5,854	*
Charles O. Holliday, Jr.	11,905	—	4,399	16,304	*
L. Neil Hunn	—	—	228	228	*
Michael O. Johanns	—	—	8,481	8,481	*
Clayton M. Jones	—	—	21,043	21,043	*
Gregory R. Page	—	—	10,671	10,671	*
Sherry M. Smith	—	—	12,821	12,821	*
Dmitri L. Stockton	—	—	7,965	7,965	*
Sheila G. Talton	—	—	7,965	7,965	*
Named Executive Officers(6)
Ryan D. Campbell	17,771	19,536	—	37,307	*
Joshua A. Jepsen	1,872	2,608	—	4,480	*
John C. May	105,654	96,690	—	202,344	*
Cory J. Reed	36,111	52,626	—	88,737	*
Justin R. Rose	232	1,727	—	1,959	*
All directors and executive officers as a group
(21 persons)(7)	314,185	310,497	114,449	739,131	*

*Less than 1% of the outstanding shares of Deere common stock.

(4)	The table includes restricted shares and RSUs awarded to directors under the Deere & Company Nonemployee Director Stock Ownership Plan (see footnote (2) to the Fiscal 2023 Director Compensation Table). Restricted shares may not be transferred until the sooner to occur of the director’s termination of service, death, or a change in control of Deere. RSUs are payable only in Deere common stock and are settled upon the first to occur of the director’s termination of service, death, or a change in control of Deere, and have no voting rights until they are settled in shares of stock. In addition, directors own the following number of deferred stock units, which are not included in the table above and are payable solely in cash under the terms of the Nonemployee Director Deferred Compensation Plan:

Name	Deferred Units
Michael O. Johanns	3,250
Gregory R. Page	4,240
Dmitri L. Stockton	2,612
(5)	The following table provides information about the nonemployee director awards that are fully vested as well as unvested awards that vest within 60 days of January 2, 2024. Nonemployee director grants vest one year after grant date but are required to be held until retirement.

	Vested Restricted	Unvested Restricted		Vested Restricted	Unvested Restricted
Name	Shares and RSUs	Shares and RSUs	Name	Shares and RSUs	Shares and RSUs
Leanne G. Caret	569	393	Clayton M. Jones	20,650	393
Tami A. Erwin	1,696	393	Gregory R. Page	10,278	393
Alan C. Heuberger	5,361	393	Sherry M. Smith	12,428	393
Charles O. Holliday, Jr.	4,006	393	Dmitri L. Stockton	7,572	393
L. Neil Hunn	—	228	Sheila G. Talton	7,572	393
Michael O. Johanns	8,088	393

(6)	See the Outstanding Equity Awards at Fiscal 2023 Year-End Table for additional information regarding equity ownership for NEOs.
(7)	The number of shares shown for all directors and executive officers as a group includes 40,769 shares owned jointly with family members over which the directors and executive officers share voting and investment power.

36	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Review and Approval of Related Person Transactions

The Board has adopted a written Related Person Transactions Approval Policy that assigns our Corporate Governance Committee the responsibility for reviewing, approving, or ratifying all related person transactions. The written Related Person Transactions Approval Policy applies to three types of “related persons”:

Executive officers and directors of Deere	Any holder of 5% or more of Deere’s voting securities	Immediate family members of anyone in category (1) or (2)

Each year, our directors and executive officers complete questionnaires designed to elicit information about potential related person transactions. In addition, the directors and officers must promptly advise our Corporate Secretary if there are any changes to the information they previously provided. After consultation with our General Counsel, management, and outside counsel, as appropriate, our Corporate Secretary determines whether any transaction is reasonably likely to be a related person transaction. Transactions deemed reasonably likely to be related person transactions are submitted to the Corporate Governance Committee for pre-approval at its next meeting, unless action is required sooner. In such a case, the transaction would be submitted to the Chair of the Corporate Governance Committee, whose determination would be reported to the full committee at its next meeting.

When evaluating potential related person transactions, the Corporate Governance Committee or its Chair, as applicable, considers all reasonably available relevant facts and circumstances and approves only those related person transactions determined in good faith to be in compliance with or not inconsistent with our Code of Ethics and Code of Business Conduct and in the best interests of our shareholders.

Pursuant to the Related Person Transactions Approval Policy, the Corporate Governance Committee evaluated and approved the following “related persons” transactions as not inconsistent with our Code of Ethics or Code of Business Conduct:

1)	The sister of Mary K. W. Jones, Senior Vice President, General Counsel, and Worldwide Public Affairs, is an employee in the Company’s corporate communications department. Ms. Jones does not directly or indirectly supervise her sister. During fiscal 2023, the employee earned approximately $183,822 in direct cash compensation along with customary employee benefits available to salaried employees generally.
2)	The brother-in-law of Joshua A. Jepsen, Senior Vice President and Chief Financial Officer, is an employee in the Company’s Production & Precision Agriculture division. Mr. Jepsen does not directly or indirectly supervise his brother-in-law. During fiscal 2023, the employee earned approximately $164,629 in direct cash compensation along with customary employee benefits available to salaried employees generally.
3)	The brother of Deanna M. Kovar, President, Worldwide Agriculture & Turf Division, Small Ag & Turf, Europe, CIS, Asia, and Africa, is an employee in the Company’s Agriculture & Turf sales and marketing department. Ms. Kovar does not directly or indirectly supervise her brother. During fiscal 2023, the employee earned approximately $345,291 in direct cash compensation along with customary employee benefits available to salaried employees generally.

The compensation of these employees is consistent with that of other employees at the same grade levels.

2024 PROXY STATEMENT	37

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL
02

Advisory Vote on
Executive Compensation

The Board of Directors unanimously recommends that you
vote FOR the following non-binding resolution:

“RESOLVED, that the shareholders approve the compensation of the NEOs as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the CD&A, tabular disclosures, and other narrative executive compensation disclosures.”

38	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

In accordance with Section 14A of the Exchange Act, we are asking our shareholders to approve, on an advisory basis, the compensation of the named executive officers (NEOs) listed in the Fiscal 2023 Summary Compensation Table of this Proxy Statement. Deere’s practice, which was approved by our shareholders at the 2017 and 2023 Annual Meetings, is to conduct this non-binding vote annually.

Supporting Statement

PAY FOR PERFORMANCE

Deere’s compensation philosophy is to pay for performance, support Deere’s business strategies, and offer competitive compensation. Our compensation programs consist of complementary elements that reward achievement of both short-term and long-term objectives, including the creation of shareholder value. The metrics used for our incentive programs are either associated with operating performance or are based on a function of Deere’s stock price with linkage to revenue growth and total shareholder return. See “Review of Pay for Performance Relative to Compensation Peer Group” in the Compensation Discussion and Analysis (CD&A), which highlights our success in connecting executive compensation with Deere’s financial performance.

COMPENSATION PHILOSOPHY

The CD&A offers a detailed description of our compensation programs and philosophy. Our compensation approach is supported by the following principles, among others:

We strive to attract, retain, and motivate high-caliber executives	As executives assume more responsibility, we increase the portion of their total compensation that is at-risk and tied to long-term incentives	We structure our compensation program to be consistent and aligned with increasing long-term shareholder value	We recognize the need to manage value throughout the business cycle

At our 2023 Annual Meeting, we held a shareholder advisory vote on executive compensation on which we received the support of approximately 92.5% of votes cast.

Favorable Say-on-Pay Results
2022 91.9%	2023 92.5%

Effect of Proposal

The say-on-pay resolution is non-binding, but the Board values your opinion as expressed through your votes and other communications. Therefore, the Board and the Compensation Committee (“Committee”) will carefully consider the outcome of the advisory vote when making future compensation decisions. However, the Board believes the Committee is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in the best interests of Deere and its shareholders. Therefore, the final decision regarding the compensation and benefits of our executive officers and whether and how to address shareholder concerns remains with the Board and the Committee.

2024 PROXY STATEMENT	39

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Compensation Discussion and Analysis

We design our compensation plans to reward planning and behavior that:

Unlocks new value for customers and helps them become more profitable and sustainable	Revolutionizes agriculture and construction industries through the rapid introduction of new technologies	Responds quickly to changing market conditions and customer needs	Allocates capital in a disciplined approach by devoting research and investment dollars to the most promising and profitable opportunities

Our competitive base pay promotes stable planning and prudent risk taking. In addition, our benefits plans are designed to drive a healthy, loyal, and long-term focused employee base. Our business strategy emphasizes achieving superior operating and financial performance through the delivery of innovations that address customer needs, unlock customer value, and support sustainability. This includes maintaining aggressive goals for operating margin and asset turns, while achieving sustained shareholder value added (SVA) growth through disciplined capital allocation. Our at-risk pay is designed to motivate NEOs to execute this strategy.

The following section provides a detailed description of our compensation programs, including the underlying philosophy and strategy, the specific metrics, the relationship between our performance and compensation delivered in fiscal 2023, and the Board’s and the Committee’s methodology and processes used to make compensation decisions. For fiscal 2023, our NEOs were as follows:

John C. May	Joshua A. Jepsen
Chairman, Chief Executive Officer, and President	Senior Vice President and Chief Financial Officer

Ryan D. Campbell	Cory J. Reed	Justin R. Rose
President, Worldwide Construction & Forestry and Power Systems	President, Worldwide Agriculture & Turf Division, Production & Precision Ag, Sales and Marketing Regions of the Americas and Australia	President, Lifecycle Solutions, Supply Management, and Customer Success(1)
(1)	Mr. Rose joined the Company on October 31, 2022. Upon hire, Mr. Rose received an $840,000 cash signing bonus and will receive an additional $840,000 cash bonus in fiscal 2024. Mr. Rose did not receive a 2023 LTIC award. In consideration for equity awards forfeited from his previous employer, he received a $4.5 million make-whole equity grant comprised of time-based RSUs with 25% vesting after the second anniversary of the grant date and 75% vesting after the third anniversary of the grant date.

40	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

EXECUTIVE COMPENSATION Table of contents

compensation discussion and analysis
Executive Summary	41	Compensation Methodology and Process	64
2023 Target Direct Compensation Mix	48	Risk Assessment of Compensation Policies and Practices	67
Direct Compensation Elements	49	Compensation Committee Report	68
Indirect Compensation Elements	62

executive compensation tables and other information
Executive Compensation Tables	69	Pay versus Performance Disclosure	82
Pay Ratio Disclosure	81	Equity Compensation Plan Information	86

Executive summary

FISCAL 2023 PERFORMANCE

Our business strategy emphasizes achieving superior operating and financial performance through the delivery of innovations that address customer needs, unlock customer value, and drive sustainable outcomes. This includes maintaining aggressive goals for operating margin and asset turns while realizing sustainable SVA growth through disciplined capital allocation. Deere’s compensation program is designed to motivate NEOs to execute this strategy. In 2023, we achieved the following results:

NET SALES & REVENUES	NET INCOME (ATTRIBUTABLE TO DEERE & COMPANY)	SHAREHOLDER VALUE ADDED(1)
$61.25 BILLION	$10.17 BILLION	$9.32 BILLION
UP 16% ä	UP 43% ä	UP 50% ä

(1)	SVA is a non-GAAP measure and represents operating profit less an implied charge for capital. See Appendix B for details.

In fiscal 2023, net sales and revenues reached $61.25 billion driven by strong demand for Deere products and services. Net income attributed to Deere & Company was up 43%, reaching an all-time high of $10.17 billion. Shareholder Value Added, our measure of economic profit, increased to $9.32 billion, up 50%.

2024 PROXY STATEMENT	41

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Financial Performance and Compensation Metrics

The metrics Deere uses to measure execution of our business strategy are identical to metrics used in our compensation programs to ensure that employees are functioning in aligned, high-performance teams. Further details below illustrate how the Company’s compensation plans and payouts are tied to performance.

DRIVERS OF ONE-YEAR OROA, ROE, AND OROS(1) (STI)	DRIVERS OF THREE-YEAR SVA(1) (LTIC)	DRIVERS OF TSR (LTIC) AND REVENUE GROWTH (LTI)
◾ Operating margin focus ◾ Disciplined asset management ◾ Efficient use of equity ◾ Near-term business execution ◾ Disciplined capital allocation
◾
Margin management across the cycle with a long-term focus
◾
Efficient use of long-term assets
◾
Long-term investment decisions for capital and research and development
◾
World-class distribution systems
◾
Technology innovation
◾ Market share ◾ Successful execution of business strategy ◾ Stock price appreciation over the long term ◾ Market conditions

(1)	OROA, OROS, and SVA are non-GAAP measures. See Appendix B for details.
			2023	Fiscal 2023 Actions and Results	Page
Short-Term	Short-Term Incentive (STI)	OROA	52.46%	The STI payout was 185.7% of target, resulting in an award of $5.9 million for the CEO and awards ranging from $1.5 million to $1.7 million for the other NEOs.	49
		OROS	21.89%
		ROE	9.39%
		Payout as a % of Target	185.7%
Long-Term	Cash (LTIC)	3-Year Accumulated SVA	$20.68B	The payout for the 2021-2023 performance period due to accumulated SVA was 200%. Although the relative TSR was at the 73rd percentile, no additional adjustment was made to the LTIC payout due to the 200% payout cap being reached based on SVA performance. This resulted in an award of $4.3 million for the CEO and awards ranging from $1.9 million to $2.0 million for each of the other NEOs eligible for a LTIC award.	54
		Accumulated SVA % of Target	200%
		3-Year TSR as of Fiscal Year End	65.72%
		TSR Performance Results as Compared to the Performance Peer Group(1)	73rd Percentile
		TSR Modifier(2)	N/A
		Payout as a % of Target	200%
	Equity (LTI)	Deere Annualized Revenue Growth Rate	19.89%

For the performance share units (PSUs) vesting in fiscal 2023 based upon Deere’s relative revenue growth over the 2021-2023 performance period, Deere performed at the 92nd percentile, which equates to a 200% payout.

The LTI grant for the 2023-2025 performance period was made in December 2022 and is based solely on relative revenue growth. The CEO received an LTI award valued at $16.4 million, a 30% increase over the base-level award; LTI awards for the other NEOs were increased an average of 18%, valued at $2.8 million; adjustments reflect strong operating performance, execution of the Smart Industrial Operating Model, and responsiveness to the dynamic business conditions.

					57
		Revenue Growth Performance Results as Compared to Performance Peer Group(1)	92nd Percentile
		PSU Payout as a % of Target	200%
(1)	See the Performance Peer Group section for additional details.
(2)	Due to the payout being at the 200% cap based upon accumulated SVA, there is no additional adjustment for the TSR Modifier.

42	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Shareholders and the Executive Compensation Program

Say-On-Pay
At the February 2023 Annual Meeting, Deere received a 92.5% favorable vote for say-on-pay.

whO WE ENGAGED

During 2023, we invited shareholders representing more than 40% of outstanding share ownership to engage in conversations on a variety of topics important to them. Of those we contacted, shareholders representing approximately 30% of outstanding share ownership participated in meetings and offered us valuable insights.

what we HEARD about our EXECUTIVE COMPENSATION program

In our conversations with shareholders this year, we discussed our approach to executive compensation programs, as well as various sustainability and corporate governance topics important to them. Discussions with shareholders did not indicate any significant issues with current compensation programs. We learned:

◾
Deere has strong alignment between business strategy and compensation design.
◾
Shareholders appreciate the linkage between our strategy and ability to deliver sustainable outcomes to our stakeholders.
◾
Our shareholders understand how compensation metrics are linked to successful operating performance and impact payouts under Deere’s variable pay programs.
◾
Shareholders generally prefer equity over cash as long-term incentive compensation.
◾
Though shareholders have varied perspectives on the integration of sustainability topics to compensation, they broadly understand and agree with our qualitative approach.

how we are responding to what we heard

In response to the feedback received from shareholders throughout the year, we have taken the following actions:

◾
Completed a thorough review of variable pay plans to ensure alignment with Company strategy and prevailing market practices, resulting in changes to compensation plans including discontinuing the long-term incentive cash plan and delivering 50% performance-based equity under the LTI plan beginning in fiscal 2024(1)
◾
Enhanced integration with the Leap Ambitions(2) through emphasis on OROS in the STI calculation, including increasing weighting in fiscal 2024
◾
Balanced shareholders’ interest in efficient management of assets by retaining OROA as the metric with the greatest weighting in the STI calculation in fiscal 2024
◾
Broadened inclusion of sustainability components through qualitative assessments in executive compensation programs in fiscal 2023
◾
Continued alignment with shareholders by retaining use of relative TSR and relative revenue growth in our executive compensation program
◾
Revised the Change in Control Severance Program to adjust the multiplier for the CEO’s cash severance (if triggered) from 3.0x to 2.99x base salary plus target short-term incentive bonus, to align with market practice
(1)
See Preview of Executive Compensation Changes for Fiscal 2024, below.
(2)
Our Leap Ambitions are focused goals designed to boost economic value and sustainability for our customers. See Sustainability and Human Capital, above.

2024 PROXY STATEMENT	43

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

2023 Compensation Overview

Deere is committed to a compensation philosophy that incorporates the principles of paying for performance, supporting business strategies, and paying competitively. The Committee believes this philosophy continues to drive our NEOs and salaried employees to produce sustainable, positive results for Deere and our shareholders.

REVIEW OF PAY FOR PERFORMANCE RELATIVE TO COMPENSATION PEER GROUP

To ensure that total compensation for our NEOs aligns with the market, we compared our compensation and performance against the companies in our compensation peer group. As part of this comparison, we evaluated our peers’ mix of cash versus equity and short-term versus long-term components.

In addition, we reviewed the relationship between total realizable compensation and our performance for the three fiscal years ending with fiscal year 2022—the most recent fiscal year-end for which we can obtain corresponding compensation information for our peer companies. This review helps the Committee understand whether total compensation delivered to our NEOs aligns with our performance relative to our peer group. For the purposes of this review, we use relative TSR to measure performance.

The analysis, as shown in the following graphs, reveals that realizable pay for Deere’s CEO and other NEOs was aligned with Deere’s relative TSR over the relevant time period. Based on these results and the results of similar past comparisons of pay and performance alignment, we believe our pay programs ensure that compensation for our executives is aligned with performance and market norms.

For peer companies, total realizable pay includes cash-based and equity-based long-term incentive plan, performance share plan payouts for performance cycles that are completed within the three-year period and forecasted or target payouts for performance cycles that were granted but not yet completed within the three-year period.

DEERE 3-YEAR PAY FOR PERFORMANCE REALIZABLE PAY VS. TOTAL SHAREHOLDER RETURN

CEO	OTHER NEOS

Total realizable pay for Deere’s NEOs is defined as the sum of the following components: actual base salaries, STI awards earned for each year in the three-year period from 2020-2022, LTIC awards paid for the three-year period from 2020-2022; forecasted payouts for LTIC cycles that remain in progress at the end of the three-year period; the Black-Scholes value as of October 31, 2022 of any stock options granted over the three-year period; and the value as of October 31, 2022 of RSUs granted over the three-year period and of PSUs (reflecting actual performance for the 2020-2022 performance cycle and the in-process 2021-2023 and 2022-2024 performance cycles).

44	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Snapshot of Compensation Governance

To ensure our compensation program meets Deere’s business objectives without compromising our core values, we regularly compare our compensation practices and governance against market best practices.

What wE DO:	What wE DO not do:

◾
Use a combination of short-term and long-term incentives to ensure a strong connection between Deere’s operating performance and actual compensation delivered
◾
Regularly evaluate our peer group and pay positioning under a range of performance scenarios
◾
Annually review all of our compensation plans, policies, and significant practices
◾
Annually review risks associated with compensation
◾
Include a “double-trigger” change in control provision in our executive Change in Control Severance Program and our current equity plan
◾
Annually review and limit executive perquisites
◾
Retain an independent compensation consultant who does not perform other significant services for Deere
◾
Maintain a recoupment policy compliant with SEC and NYSE rules to ensure accountability in the presentation of our financial statements
◾
Enforce stock ownership requirements to ensure that directors and executives have interests aligned with our shareholders
◾
Provide executive officers with benefits such as health care insurance, life insurance, disability, and retirement plans on the same basis as other full-time Deere employees

◾
Offer employment agreements to our U.S.-based executives
◾
Provide tax gross-ups for executives, except for those available to all employees generally
◾
Provide excise tax gross-ups upon a change in control to any employees
◾
Offer above-market earnings on contributions to deferred compensation accounts
◾
Grant stock options with an exercise price less than the fair market value of Deere’s common stock on the date of grant
◾
Re-price stock options without the prior approval of our shareholders
◾
Cash out underwater stock options
◾
Include reload provisions in any stock option grant
◾
Permit directors or employees (including officers), or their respective related persons, to engage in short sales of Deere’s stock or to trade in instruments designed to hedge against declines in Deere’s stock price
◾
Permit directors or officers to hold Deere securities in margin accounts or to pledge Deere securities as collateral for loans or other obligations

2024 PROXY STATEMENT	45

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

preview of executive compensation changes for fiscal 2024

In fiscal 2023, the Committee completed a comprehensive review of the Company’s executive compensation plans with a goal to ensure alignment with and support for the Company’s Smart Industrial Operating Model and Leap Ambitions, including consideration of shareholder expectations and market practices. The Committee approved changes to the short-term incentive (STI) and long-term incentive (LTI) plans for fiscal 2024.

The Committee reviewed the metrics and weightings used in determining payouts under the STI plan and approved changes to align with the Leap Ambitions goals for OROS and balance the desire for asset efficiency throughout the cycle. The Committee approved a simplification of the calculation for the STI plan by eliminating the embedded weighting of OROA/ROE and establishing a new distribution of weighting across the metrics such that OROA will continue to be the most heavily weighted metric at 50%, OROS will increase slightly to 40%, and ROE will increase slightly to 10%.

The Committee reviewed both LTI cash and equity plans. The Committee discontinued the use of the long-term incentive cash (LTIC) plan for performance periods beginning in fiscal 2024 and approved having the long-term incentive component of compensation be 100% in the form of equity for our executive officers. SVA will continue as a compensation metric for the LTIC through the completion of the performance period ending in 2025, after which it will continue to be reviewed by the Committee as a key operational metric. Relative TSR, which has served as a modifier on the LTIC, will be added as a metric for PSUs under the LTI equity plan.

The Committee also approved changes for the LTI equity plan to adjust the mix of equity awards for our executive officers in fiscal 2024, with a greater emphasis on performance-based equity such that equity will be delivered in a mix of 50% PSUs, 25% RSUs, and 25% stock options, similar to peer group practices. The PSUs granted in fiscal 2024 will have as performance metrics relative revenue growth and relative TSR in equal proportions.

In addition, the Committee reviewed the performance adjustment factor applicable to LTI base level equity awards for executive officers based on individual performance. For fiscal 2024 LTI base level equity awards, the Committee approved a performance adjustment factor range of an increase or decrease of up to 20% (from a prior range of an increase up to 30%), in the case of executive officers, as recommended by the CEO and approved by the Committee, or in the case of the CEO, as recommended by the Committee and approved by the independent members of the Board.

46	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Snapshot of Compensation Elements

The components of our 2023 compensation program are:

		Component	Purpose	Characteristics
Total Direct	Short-Term	Base Salary	Intended to provide stable compensation to executive officers as a fixed cash component	Based on level of responsibility, experience, and sustained individual performance. Base salaries generally target the market median of our peer group.
		Short-Term Incentive (STI)	Annual cash award for profitability and efficient operations during the fiscal year

Variable cash compensation based on the achievement of performance objectives designed to align our executive officers in pursuing short-term goals. Payout levels are based on actual results and performance must meet a threshold level of performance to achieve a payout with a payout cap of 200% of target. A target STI award is designed to contribute to annual cash compensation and overall compensation and generally targets the market median of our peer group.

	Long-Term Incentive	Cash (LTIC)	Cash award for sustained profitable growth and disciplined investment during a three-year period

Long-term performance-based cash compensation designed to align our executive officers in delivering long-term strategic objectives. Payout levels are based on actual results as compared to a three-year performance goal with a payout cap of 200% of target. Additionally, a relative TSR modifier enables alignment with shareholders. A target LTIC award is designed to contribute to compensation and generally targets the market median of our peer group.

		Equity (LTI)	Equity award for creating shareholder value as reflected by stock price and revenue growth

Awarded in a combination of both performance and time-based equity including PSUs, RSUs, and stock options and designed to reward the delivery of long-term strategic objectives and value creation. A base-level LTI award is designed to contribute to overall compensation and generally targets the market median of our peer group.

Total Indirect	Other	Additional Benefits	Intended to provide other benefits that align with market offerings to similarly situated executive officers	Perquisites, retirement benefits, deferred compensation benefits, additional compensation payable upon a change in control.

We compare each component of compensation to the market median level for that component awarded by our peers. In addition, we strive to have each NEO’s total annual cash compensation and overall compensation at target to generally align to the market median levels for comparable executives.

2024 PROXY STATEMENT	47

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

2023 Target Direct Compensation Mix

Pay for performance is an essential element of our compensation philosophy. Our performance-based compensation program consists of short-term and long-term components (STI, LTIC, and LTI), all driven by metrics that align with Deere’s business strategy.

To enhance the connection between pay and performance, and, as our NEOs assume greater responsibility, we award a larger portion of their total compensation in the form of “at-risk” incentive awards and a larger portion of their incentive awards in the form of equity. The charts below illustrate the allocation of all fiscal 2023 direct compensation components at target for our CEO and for our other NEOs as a group.

(a)	“At-Risk” implies awards that are subject to performance conditions and/or stock price performance
(b)	Metric driven variable pay
(c)	Stock price driven variable pay

48	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Direct Compensation Elements

As shown in the 2023 Target Direct Compensation Mix charts, the majority of direct compensation for the CEO and NEOs is based on “at-risk” variable pay. Our performance-based compensation programs fall into two categories: short-term incentives paid in cash based on annual metrics and long-term incentives based on a three-year performance period. Long-term performance-based incentives are awarded in the form of cash and equity (PSUs, RSUs, and stock options).

base salary

As part of the annual review of salary levels for each NEO, the Committee considers the following factors:

Level of responsibility and time in position	Individual performance and potential	Internal equity	Base salaries for executives with similar roles and responsibilities at our peer companies

Salary increases for NEOs during fiscal 2023 are reflected in the table below. All salary adjustments for Mr. May, as our CEO, are recommended and approved by our Board. The magnitude of the base salary increase for Mr. Reed reflects strong individual performance as well as below median base salary position relative to counterparts at our peer companies.

	Base Salary as of	Fiscal 2023	Base Salary as of
Name	Oct. 30, 2022	Salary Increase %(1)	Dec. 1, 2022
John C. May	$1,500,000	6.67%	$1,600,008
Joshua A. Jepsen	$850,000	4.50%	$888,250
Ryan D. Campbell	$894,252	4.50%	$934,493
Cory J. Reed	$834,432	10.00%	$917,880
Justin R. Rose	n/a	n/a	$836,000
(1)	Fiscal 2023 salary increase percentages are rounded.

Short-Term Incentive (STI)

In October 2023, the Committee amended the John Deere Short-Term Incentive Bonus Plan. The amendments increased the limit on the amount payable to a participant in a plan year, which had not been updated since 2005, to $10.0 million from $5.0 million and removed outdated language due to changes in law. The structure of the STI plan and approach to payouts remains the same and the amendments are effective for fiscal year 2023 onwards.

PERFORMANCE METRICS FOR STI

The Committee believes operating margins and the allocation of capital for research and investment in a disciplined approach are key drivers to creating long-term shareholder value. For this reason, the Committee has designed the STI program to support our Smart Industrial Operating Model and to motivate our executives and most other salaried employees to focus on profitability, asset optimization, and capital efficiency. Beginning with fiscal 2022, OROS replaced Net Sales and Revenues as an STI metric to align with and support our Leap Ambitions.

OROA (for our Equipment Operations segments) supports our strategic approach to sound investment of capital and asset utilization.	OROS (for our Equipment Operations segments) demonstrates the commitment to deliver operating margins and support our Leap Ambitions.	ROE (for our Financial Services segment) effectively measures the efficient use of equity.

2024 PROXY STATEMENT	49

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

For fiscal 2023, the performance results for these metrics are combined to determine STI awards as follows:

Company Performance Factor Weighting:		Enterprise OROA/ROE Metric Weighting:
Enterprise OROA/ROE Metric(1)	67%	Equipment Operations OROA(2)	90%
Enterprise OROS Metric	33%	Financial Services ROE	10%

(1)	Appendix B, “Deere & Company Non-GAAP and Key Performance Measures” presents the calculation of OROA, OROS, and ROE.
(2)	Equipment Operations reflects the consolidated results of the Precision & Production Agriculture operations, Small Ag & Turf operations, and Construction & Forestry operations.

The emphasis on the OROA and OROS performance of the Equipment Operations in calculating STI reflects the critical position these operations have as drivers of our business. Equipment Operations’ net sales accounted for 91% of our net sales and revenues in fiscal 2023.

OROA AND OROS – Equipment Operations MetricS

OROA and OROS goals are developed formulaically to reflect the nature of our end markets. As a smart industrial company, our business requires investment in fixed assets, such as buildings and machinery, as well as research and development that requires significant expenses with longer-term payoffs.

The Committee sets a range of OROA and OROS goals for a range of potential conditions rather than for a static forecast. This allows us to be agile and quickly make necessary structural changes to costs, capacity, and assets (especially inventory) as business conditions fluctuate during the year.

WHAT IS MID-CYCLE?

◾
We calculate mid-cycle sales for each product line by annually gathering historical information on the size of the industry (for example, the total number of tractors sold in the U.S. market) and our market share for every product line (in this example, the number of tractors sold by Deere).
◾
At the peak of a typical business cycle, actual sales constitute 120% of mid-cycle sales; at the trough, actual sales constitute 80% of mid-cycle sales, generally speaking. OROA and OROS goals vary each year to reflect where we are on this spectrum. Deere desires to reduce the amplitude of the cycle as part of our strategy.

◾	To maintain the rigor of the program, the specific goals for any year are formulaically determined based on where we are in the business cycle. This ensures our employees are not unduly rewarded when the economy is strong and penalized for poor economic conditions. The Committee fixes threshold, target, and maximum OROA and OROS goals that are more ambitious at the peak of a business cycle, when it is easier to cover fixed costs and achieve a higher asset turnover (and thus a better OROA and OROS), and lower at the trough.
◾	Our position in the business cycle is calculated by comparing sales at the end of the year to the mid-cycle sales approved at the start of the fiscal year. Performance targets are formulaically determined according to the position to the mid-cycle and the goals at trough, mid-cycle, and peak levels approved by the Committee at the beginning of the year. Points in between those levels are interpolated. There is no discretion in the determination of the percent of mid-cycle or in the goals associated with a specific volume level.

50	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

How do OROA AND OROS goals work?

For an example of how our multi-tiered OROA and OROS goals work in practice, assume we determined that mid-cycle sales are $30 billion. If actual sales for the year are $27 billion, this means we are at 90% of mid-cycle (27 ÷ 30 = .90). In that case, OROA and OROS goals would be lower than the goals for mid-cycle. On the other hand, if actual sales are $33 billion, this means we are at 110% of mid-cycle (33 ÷ 30 =1.1). In that case, OROA and OROS goals would be greater than the goals for mid-cycle. Both scenarios are illustrated below:

CURRENT OROA AND OROS GOALS

Our current OROA and OROS goals are reflected in the charts below. OROS was added as a metric for the STI plan in 2022. The OROA goals have increased as our performance has improved. The current threshold level of OROA at trough of 12% aligns with neutral SVA performance. Because of that alignment, to receive a payout from the OROA metric, positive SVA must be delivered each year.

2024 PROXY STATEMENT	51

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The following table reflects the rigorous growth of the OROA goals over time, which has resulted in STI payout levels varying in alignment with these rigorous goals.

	2015 OROA Goals			2016 - 2017 OROA Goals			2018 - 2021 OROA Goals			2022 - Current OROA Goals			Current OROA Goals as Compared to 2015
	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak	Trough	Mid-Cycle	Peak
Maximum	12%	20%	28%	16%	26%	36%	17%	35%	48%	17%	35%	48%	+5 pts	+15 pts	+20 pts
Target	8%	12%	20%	12%	19%	26%	14%	29%	40%	15%	30%	40%	+7 pts	+18 pts	+20 pts
Threshold	4%	8%	12%	8%	12%	16%	12%	20%	28%	12%	20%	28%	+8 pts	+12 pts	+16 pts

RECENT STI Payouts As a percent of target

Recent STI payout levels are reflected in the adjacent chart. The increasing rigor of the OROA goals at mid-cycle and peak over time, as well as the addition of OROS in 2022, have led to varying STI payouts that align with the Company’s pay for performance philosophy. This alignment demonstrates the Company’s commitment to delivering operational and financial performance.

ROE – Financial Services Metric

The ROE metric is the STI performance metric for the Financial Services business, a key differentiator for how we deliver value to our dealers and customers. ROE was selected because it effectively measures the efficient use of the segment’s equity. We have two distinct business models within Financial Services, and we use different ROE goals for each.

Subsidized business: Historically, approximately 75% of Financial Services’ business has been subsidized by the Equipment Operations to reduce the interest rates that our customers and dealers would otherwise pay on financial products. The ROE goal for the subsidized business (10%) is the same regardless of the business cycle. Maximizing profitability is not the purpose of this segment.

Non-subsidized business: The remaining offerings, which are non-subsidized, are intended to utilize equity to earn a profitable return. Consequently, this business has more traditional (and progressively more challenging) goals. The threshold goal equals the implied after-tax cost of equity for Financial Services; the ROE goals of 13% at target and 16% at maximum represent an even greater level of stretch both internally and compared to our peers.

ROE goals are weighted based on the actual mix of subsidized versus non-subsidized business in a fiscal year. The Committee approved the following ROE goals at the beginning of fiscal 2023:

Fiscal 2023 ROE Goals	Subsidized business	Non-subsidized business	Weighted Goals
% of Business	73%	27%
Maximum	10%	16%	12%
Target	10%	13%	11%
Threshold	10%	10%	10%

52	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

APPROVAL OF STI AWARD RATES

At the beginning of the fiscal year, after review and consideration of Deere’s compensation peer group data for target cash bonuses, the Committee approves target STI rates as a percentage of the NEO’s base salary. For fiscal 2023, Mr. May’s target STI rate was increased to 200% to more closely align with the peer group median. Regardless of the award amount reached by applying these payout rates, effective fiscal 2023, no individual award under the STI plan may exceed $10 million or 200% of target.

	2022	2023
	Target Rate	Target Rate
CEO	180%	200%
Other NEOs	100%	100%

FISCAL 2023 PERFORMANCE RESULTS AND PAYOUT AMOUNTS

The chart below shows the STI performance targets and actual results for fiscal 2023. OROA and OROS performance targets are based on Equipment Operations being at 123% of mid-cycle.

STI AWARD CALCULATIONS

The amount of the STI award paid to an NEO is calculated as follows:

eligible earnings for the fiscal year	Target STI rate	Actual performance as a percentage of target	STI award amount

2024 PROXY STATEMENT	53

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Based on the 185.7% STI payout, actual STI awards paid to the NEOs are shown in the table below.

	Fiscal 2023	Target Award	Actual Performance as a	Fiscal 2023
Name	Eligible Earnings	as a Percentage of Salary	Percentage of Target(1)	STI Award Payout
John C. May	$1,591,674	200%	185.7%	$5,911,159
Joshua A. Jepsen	$885,063	100%	185.7%	$1,643,473
Ryan D. Campbell	$931,140	100%	185.7%	$1,729,033
Cory J. Reed	$910,926	100%	185.7%	$1,691,498
Justin R. Rose(2)	$833,000	100%	185.7%	$1,546,798
(1)	Actual performance as a percentage of target is rounded.
(2)	Mr. Rose’s fiscal 2023 eligible earnings for purposes of the STI award is approximately $3,000 less than his salary reported in the Fiscal 2023 Summary Compensation Table due to the methodology used in the calculations of eligible earnings.

For fiscal 2023, STI awards paid to the NEOs consisted of approximately 2% of the total amount of STI awards paid to all eligible employees.

Long-Term Incentive (LTI) Awards

LTI is designed to reward the NEOs for creating sustained shareholder value, encourage the ownership of Deere stock, foster teamwork, and retain and motivate high-caliber executives while aligning their interests with those of our shareholders. LTI awards tie a significant portion of NEO compensation to the Company’s performance over time and consist of a cash plan and an equity program under the John Deere 2020 Equity and Incentive Plan, which was approved at the Annual Meeting in February 2020. Approximately 50% of Deere’s long-term incentive for fiscal 2023 was performance-based.

LONG-TERM INCENTIVE CASH (LTIC)

LTIC is a long-term cash award based on our performance against ambitious goals for SVA over a three-year performance period with a modifier based on three-year relative TSR performance.

SHAREHOLDER VALUE ADDED PERFORMANCE METRIC

SVA measures earnings in excess of our cost of capital and was selected as the LTIC performance metric because the Committee believes we should:

Earn, at a minimum, a return equal to the weighted average cost of capital each year	Ensure investments earn their cost of capital

We believe we can realize sustainable improvement in SVA through strong margins delivered in connection with the evolution of the agriculture and construction industries. Through the rapid introduction of new technologies and a disciplined approach to the allocation of capital for research and investment, we believe we can target the most promising and profitable opportunities unlocking value for our customers.

We demonstrate how SVA is calculated in Appendix B, “Deere & Company Non-GAAP and Key Performance Measures.”

SETTING RIGOROUS SVA GOALS

Our SVA performance targets are intended to incentivize superior performance. Our goal for a maximum payout is calculated based on estimated enterprise SVA at mid-cycle sales levels for the first year of the performance period. We assume a compounded 7% annual growth rate for the remaining two years (our historical sales growth rate) to arrive at a cumulative three- year SVA goal, given limited long-term visibility.

54	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Once the maximum SVA goal is set, the target SVA goal is set at half of that amount. The threshold goal is set at $5 million.

The following chart details the threshold, target, and maximum accumulated SVA goals for each performance period that includes fiscal 2023. Payout percentages are linearly interpolated for SVA performance between the points.

	Fiscal 2021	Fiscal 2022	Fiscal 2023
SVA Goals for LTIC	through Fiscal 2023	through Fiscal 2024	through Fiscal 2025
Threshold SVA Required for Payout	$5 million	$5 million	$5 million
SVA Goal for Target Payout	$5,250 million	$5,770 million	$7,490 million
SVA Goal for Maximum Payout	$10,500 million	$11,540 million	$14,980 million

SVA performance expectations have increased with each performance period. The SVA goal for a target payout for the performance period ending in 2025 is a 30% increase over the SVA goal for a target payout in the previous performance period.

MODIFICATION OF AWARDS BASED ON RELATIVE TSR (rTSR)

LTIC payouts may be modified based on rTSR performance as compared to the Performance Peer Group. The same peer group is used as the comparator group for PSU metrics. Performance at the 50th percentile will have no adjustment to the payout as the modifier will be 100%. Payout percentages are linearly interpolated for rTSR performance between the points as illustrated below.

Performance Bend Points	Percent of Award Earned
At or above 75th percentile	125%
50th percentile	100%
At or below 25th percentile	75%

rTSR PERFORMANCE FOR LTIC PERFORMANCE PERIOD ENDING FISCAL 2023

	Threshold 75%	Target 100%	Maximum 125%	Performance Results	LTIC rTSR Modifier

rTSR				73rd percentile	123%

Deere’s TSR during the performance period ending fiscal 2023 was 65.72%, which ranked at the 73rd percentile as compared to the performance peer group. For the performance period ending fiscal 2023, the rTSR modifier will increase the LTIC payout by 123% up to the maximum LTIC payout of 200%.

APPROVAL OF LTIC AWARD RATES

At the beginning of each performance period, after considering data for our peer group, the Committee approves target LTIC payout rates as a percentage of the base salary for each NEO. Regardless of the amount calculated for each award using these payout rates, no employee can receive an award under the LTIC plan that exceeds $6 million or 200% of target.

Effective with Performance
Period Ending in 2023
CEO	135%
Other NEOs	105%

2024 PROXY STATEMENT	55

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2023 PERFORMANCE RESULTS FOR LTIC

The following table shows our accumulated SVA, calculated as described in Appendix B, for the three-year performance period ended in 2023, which resulted in a payout of 200%.

The payout percentage for fiscal 2023 was calculated as follows:

Fiscal Year	SVA (in millions)
2021	$5,128
2022	$6,229
2023	$9,318
Accumulated SVA for 2021-2023 performance period	$20,675
SVA Goal for Target Payout	$5,250
Accumulated SVA % of Target for Current Year (Capped at 200%)	200%
rTSR Modifier(1)	N/A
Actual Performance as % of Target (See following table)	200%
(1)	Due to payout being capped at 200% based upon accumulated SVA, there is no adjustment for rTSR even though it otherwise would have been adjusted by 123%.

HISTORICAL ACCUMULATED SVA, LTIC GOALS, rTSR PERFORMANCE, AND LTIC PAYOUTS

The following table shows historical LTIC information and how SVA for fiscal 2023 will affect LTIC awards for the performance periods ending in 2023, 2024, and 2025. Maximum payout is based upon 200% of SVA goal at target.

(IN MILLIONS)

SVA Goal for Target Payout (100%)
SVA Year 1
SVA Year 2
SVA Year 3
$3,335
2021
$4,866
2020
$1,556
2019
$1,535
$3,955
2022
$5,864
2021
$4,866
2020
$1,556
$5,250
2023
$9,318
2022
$6,229(1)
2021
$5,128(1)
$5,770
2023
$9,318
2022
$6,229
$7,490
2023
$9,318

Year	2019-2021	2020-2022	2021-2023	2022-2024	2023-2025
Accumulated SVA (Millions)	$ 7,957	$ 12,286	$ 20,675	$ 15,547	$ 9,318
SVA as a % of Target	200.0%	200.0%	200.0%	In Process Performance Periods	
rTSR Percentile	95th	97th	73rd		
LTIC Modifier[2]	N/A	N/A	N/A		
LTIC Payout	200.0%	200.0%	200.0%

(1)	The fiscal 2021 and 2022 SVA for the 2021-2023 performance period is different than the prior performance periods that include fiscal 2021 and 2022 due to the change in the definition of SVA effective with this performance period to include Wirtgen financials and exclude enterprise goodwill.
(2)	For the performance periods ending 2021, 2022, and 2023, no upward adjustment from the rTSR modifier was applied due to the LTIC payout being at the 200% cap based upon the accumulated SVA. Had the cap not been reached, the payout would have been increased by 125% for the performance periods ending in 2021 and 2022 and by 123% for the performance period ending in 2023 based upon rTSR performance.

56	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

CALCULATION OF LTIC AWARDS

The amount of the LTIC award paid to an NEO is calculated as follows:

eligible earnings FOR the FISCAL YEAR	Target LTIC rate	Actual performance as a percent of target	rTSR Modifier	LTIC award amount

Based on the 200.0% payout and no applicable rTSR modifier, actual LTIC awards paid to the NEOs are shown in the table below.

	Fiscal 2023	Target Award	Actual Performance	Fiscal 2023
Name	Eligible Earnings	as a Percentage of Salary	as a Percentage of Target	LTIC Award Payout
John C. May	$1,591,674	135%	200.0%	$4,297,520
Joshua A. Jepsen	$885,063	105%	200.0%	$1,858,631
Ryan D. Campbell	$931,140	105%	200.0%	$1,955,393
Cory J. Reed	$910,926	105%	200.0%	$1,912,945
Justin R. Rose(1)	N/A	N/A	N/A	N/A
(1)	Given Mr. Rose’s recent tenure with the Company, he did not receive a 2023 LTIC award.

The results for the performance period ended in 2023 are also used to determine the LTIC awards for other eligible employees worldwide. LTIC awards paid to the NEOs for fiscal 2023 consisted of approximately 4% of the total amount of LTIC awards paid to all eligible employees.

LONG-TERM INCENTIVE EQUITY (LTI)

LTI awards consist of the following three equity components awarded annually under the John Deere 2020 Equity and Incentive Plan:

Performance Stock Units (PSUs)	Restricted Stock Units (RSUs)	Market-priced stock options

FISCAL 2023 LTI EQUITY AWARD OVERVIEW FOR NEOs

The following chart shows the fiscal 2023 mix of LTI equity awards. As discussed above in Preview of Executive Compensation Changes for Fiscal 2024, the mix of LTI equity awards for fiscal 2024 will be 50% PSUs, 25% RSUs, and 25% stock options. The PSUs granted in fiscal 2024 will have as performance metrics relative revenue growth and relative TSR in equal proportions.

	Performance measurements	Vesting period	Objective
PSUs 40%	Relative revenue growth(1)	Cliff vest on the third anniversary of the grant date	Motivate and reward relative outperformance, demonstrate management contribution in excess of market performance
RSUs 25%	Stock price appreciation	Vest in approximately equal annual installments over three years	Encourage ownership and retention while providing immediate alignment with shareholders
Stock Options 35%	Stock price appreciation	Vest in approximately equal annual installments over three years; expire 10 years from the grant date	Aligns management’s interest with shareholders, rewarding for stock price appreciation
(1)	Based on Deere’s compounded annual growth rate as compared to the Performance Peer Group.

2024 PROXY STATEMENT	57

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

APPROVAL OF LTI EQUITY AWARD VALUES

The Committee established award values of LTI grants for the NEOs based on the following criteria:

Level of responsibility	Individual performance	Current market practice	Peer group data	Consideration of the dilution to shareholders

Awards granted in previous years are not a factor in determining the current year’s LTI award, nor is potential accumulated wealth.

At the first Committee meeting of each fiscal year, after consideration of compensation peer group data on median values for long-term incentives, the Committee approves a dollar value for a base-level LTI equity award and the mix of awards to be delivered. The grant price is the closing price of Deere common stock on the NYSE on the grant date. The grant price is used to determine the number of PSUs, RSUs, and stock options to be awarded.

The Committee can increase (up to 30%) or decrease (down to $0) an individual NEO’s base-level equity award to distinguish such executive’s performance, deliver a particular LTI equity value, or reflect other adjustments as the Committee deems appropriate. The CEO recommends the adjustment for each senior officer, including the NEOs, to the Committee for its review. The recommendations are based upon execution and progress on pre-established objectives that may include quantitative and qualitative targets categorized in the areas of:

◾	Business Execution ‒ Deliver financial and operating results
◾	Innovation for Sustainability ‒ Develop next-generation customer solutions through our innovations and investments in digital, automation, autonomy, and electrification
◾	Leadership and Human Capital ‒ Demonstrate leadership skills and champion Deere’s higher purpose principles, drive the company culture and engagement, and attract, develop, and retain a diverse and inclusive workforce

The Committee evaluates the CEO’s performance and recommends the adjustment for the CEO’s base-level equity award. This recommendation is based upon the same categories applied to the other senior officers and is reviewed with, and approved by, the other independent directors of the Board.

For fiscal 2023, the adjustments to base-level equity awards recognize the senior officers’ individual performance and execution in the categories set forth above. The Committee approved adjustments to base-level award values ranging up to 30% to recognize the accomplishments of the individual NEOs. LTI base-level award values for the NEOs in fiscal 2023 were increased on average by 20%. LTI equity awards were approved for the NEOs as follows:

Name	Adjusted Award Values(1)
John C. May	$16,380,000
Joshua A. Jepsen	$2,990,000
Ryan D. Campbell	$3,120,000
Cory J. Reed	$3,250,000
Justin R. Rose	$1,980,000
(1)	The amounts shown include PSUs valued at the grant price on the date of grant assuming a 100% payout.

See the Fiscal 2023 Grants of Plan-Based Awards Table and footnotes for more information on LTI equity awards delivered, as well as the terms of the awards.

For fiscal 2023, the number of RSUs and PSUs granted to the NEOs represented 16% and 62%, respectively, of the total RSUs and PSUs granted to all eligible salaried employees; stock options granted to the NEOs represented 44% of the total stock options granted to eligible salaried employees.

58	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SETTLEMENT OF PSUs INTO DEERE STOCK

For PSUs granted in fiscal 2023 (December 2022), the actual number of shares to be issued upon vesting will be based on Deere’s revenue growth for the three-year performance period ending in 2025 and measured relative to the Performance Peer Group as of the end of the performance period.

PERFORMANCE TARGETS FOR PERFORMANCE PERIOD ENDING IN 2023

100% of PSUs Awarded	Revenue Growth Payout %	Final Award

The number of PSUs that vest and convert to shares can range from 0% to 200% of the number of PSUs awarded, depending on Deere’s relative performance during the performance period, as illustrated in the following table:

Deere’s Revenue Growth Relative to	% of Target Shares
the Performance Peer Group	Earned (Payout %)(1)
Below 25th percentile	0%
At 25th percentile	25%
At 50th percentile	100%
At or above 75th percentile	200%

(1)	Interim points are interpolated.

These performance targets reflect the Committee’s belief that median levels of relative performance should generally lead to median levels of compensation.

PSUs FOR PERFORMANCE PERIOD ENDED 2023

The performance period for PSUs granted in fiscal 2021 ended on October 29, 2023. The final number of shares earned was based on Deere’s annualized revenue growth relative to the Performance Peer Group over the three-year performance period. The Committee made its final payout determination in December 2023 following a review of the relative performance of Deere versus the Performance Peer Group companies. Deere’s annualized revenue growth was comparable to the 92nd percentile. This resulted in an overall payout of 200% of target. This payout compared to an overall payout of PSUs at 200% of target for each of the five prior three-year performance periods ending in fiscal 2018 through fiscal 2022, illustrates Deere’s consistent top quartile historical performance.

	Threshold 0%	Target 100%	Maximum 200%	Performance Results	% of Target Shares Earned

Annualized Revenue Growth				92nd percentile	200%

LTI REPORTED VERSUS REALIZABLE VALUE

The values for stock and stock option awards included in the Fiscal 2023 Summary Compensation Table are presented in accordance with SEC requirements. Although this allows for comparison across companies, the Committee has concluded that the prescribed calculation does not fully represent the Committee’s annual decision and does not support a valid CEO pay for performance assessment. To calculate the realizable value, the stock units from the LTI equity awards granted in fiscal 2021, 2022, and 2023 are valued using the fiscal year-end stock price of $361.15. The value of PSUs also takes into consideration the current year payout and the current performance for the performance cycles in-process (2022-2024 and 2023-2025). The value of options is calculated using the Black-Scholes value as of fiscal year end. The following chart compares the LTI equity values reported in the Fiscal 2023 Summary Compensation Table to Mr. May’s realizable LTI equity value for each of the grants in fiscal 2021, 2022, and 2023.

2024 PROXY STATEMENT	59

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

REPORTED VS. REALIZABLE LTI EQUITY VALUE

(Thousands)

(a)
See footnotes (2) and (3) to the Fiscal 2023 Summary Compensation Table for an explanation of these valuations.
(b)
Realizable LTI Equity is calculated as:
◾
The value of stock options that were granted in fiscal 2021, 2022, and 2023 using the Black-Scholes value as of October 29, 2023.
◾
The value of RSUs that were granted in fiscal 2021, 2022, and 2023 using the stock price as of October 29, 2023 of $361.15.
◾
The value of PSUs granted in fiscal 2021, 2022, and 2023 using the stock price as of October 29, 2023 of $361.15 and reflecting actual payout for the 2021- 2023 performance period and projected payouts for the in-process performance cycles of 200% for 2022-2024 and of 192% for 2023-2025.

The Committee believes each pay element included in direct compensation is consistent with our pay for performance compensation philosophy. The Committee reviews direct compensation for the NEOs in the aggregate (excluding the CEO) as well as for each NEO individually and compares this compensation to the market position data of our compensation peer group. This market position data takes into account the level of responsibility (including the level of sales volume) for each NEO’s respective operations.

A key element of these individual performance evaluations is a careful analysis of each NEO’s collaboration and contribution to the success of a high-performing team. Thus, while the market data for each position is a factor in reviewing direct compensation, the Committee also considers individual fulfillment of duties, teamwork, development, time in position, experience, and internal equity among NEOs other than the CEO. The Committee recognizes individual performance through adjustments to base salary and the equity component of LTI.

Direct compensation for the CEO is higher than for the other NEOs due to the CEO’s breadth of executive and operating responsibilities for the entire global enterprise. The Committee does not target CEO compensation as a certain multiple of the compensation of the other NEOs. The relationship between the CEO’s compensation and that of the other NEOs is influenced by our organizational structure, which does not usually include a chief operating officer. The ratio of Mr. May’s direct compensation to that of the other NEOs is generally comparable to that found among the companies in our compensation peer group.

60	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Other Compensation Matters

RULES RELATED TO STOCK OWNERSHIP, HOLDING REQUIREMENTS, AND ANTI- HEDGING AND ANTI-PLEDGING POLICIES

NEOs are expected to attain the applicable target ownership of Deere stock. The CEO is expected to hold stock equivalent to 6.0 times base salary and the other NEOs are expected to hold stock equivalent to 3.5 times base salary. These ownership levels must be achieved within five years of the date the NEO is first appointed as CEO or as an executive officer. NEOs who have not achieved the requisite ownership level may not transfer any of the stock they acquire through our equity incentive plan. Only vested RSUs and any common stock held personally by a NEO are included in determining whether the applicable ownership requirement has been met. Once a NEO achieves the appropriate ownership level, the number of shares held at that time becomes that individual’s fixed stock ownership requirement for three years, even if base salary increases or Deere’s stock price decreases. All NEOs have achieved stockholdings in excess of the applicable multiple as of the date of this Proxy Statement or are within the five-year compliance period.

Chairman & CEO’s Stock Ownership Requirement 6x	all other NEOs’ Stock Ownership Requirement 3.5x
annual BASE SALARY	ANNUAL BASE SALARY

Our Insider Trading Policy precludes all directors and employees, including our NEOs (and any of their related persons) from engaging in short sales of Deere’s stock or trading in instruments designed to hedge against or offset price declines by any Deere securities. Our Insider Trading Policy also prohibits our directors and officers from holding Deere stock in margin accounts or pledging Deere stock as collateral for loans or other obligations.

RECOUPMENT OF PREVIOUSLY PAID INCENTIVE COMPENSATION

In 2023, the Committee adopted the Incentive Compensation Recovery Policy (the “Recovery Policy”), which adheres to the listing standards of the NYSE and the rules of the SEC. The Recovery Policy requires the Committee to recoup certain cash and equity incentive compensation paid to or deferred by certain executives in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws. Under the policy, the Committee will require recoupment if it determines that incentive-based compensation received by an executive exceeds the amount of incentive-based compensation that otherwise would have been received, had it been calculated based on the restated amounts.

2024 PROXY STATEMENT	61

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Indirect Compensation Elements

Perquisites

We offer our NEOs various perquisites that the Committee believes are reasonable in order to remain competitive. These perquisites, which are described in footnote (6) to the Fiscal 2023 Summary Compensation Table, constitute a small percentage of the NEOs’ total compensation. The Committee conducts an annual review of the perquisites offered to the NEOs. In addition to the items listed in footnote (6), NEOs, as well as other selected employees, are provided indoor parking at no incremental cost to Deere.

The personal safety and security of employees is of utmost importance to Deere. The Company provides security for all employees, as appropriate based on an assessment of risk, which includes consideration of the employee’s position and work location. Personal security for the CEO, other NEOs, and other employees is aligned with the intent of the Company’s security program to help employees securely and safely conduct business. The Committee believes the costs of our security program are an appropriate and necessary business expense and does not consider such security costs to be a perquisite. Pursuant to SEC guidance, we have reported the aggregate incremental costs of the security monitoring and patrols in the “All Other Compensation” column of the Fiscal 2023 Summary Compensation Table.

The Board requires the CEO to use a Company-owned aircraft for all business and personal travel because the ability to travel safely and efficiently provides substantial benefits that justify the cost. The geographic location of Deere’s headquarters in the Midwest, more than 150 miles from a major metropolitan airport, makes personal and business travel challenging. Moreover, traveling by a Company aircraft allows the CEO to conduct business confidentially while in transit. Personal use of the Company aircraft by other NEOs is minimal and must be approved by the CEO.

Retirement Benefits

All of our NEOs except Mr. Rose are currently accruing benefits under the same defined benefit pension plan, which includes the same plan terms that apply to most qualifying U.S. salaried employees. The defined benefit pension plan was closed to new participants as of January 1, 2023. We also maintain two additional defined benefit pension plans in which some of our NEOs may participate: the Senior Supplementary Pension Benefit Plan (the “Senior Supplementary Plan”) and the John Deere Supplemental Pension Benefit Plan (the “Deere Supplemental Plan”). The Senior Supplementary Plan is available to participants who are accruing benefits under the defined benefit pension plan.

The tax-qualified defined benefit pension plans have compensation limits imposed by the Internal Revenue Code. The Senior Supplementary Plan provides participants with the same benefit they would have received without those limits. This avoids the relative disadvantage that participants would experience compared to other qualified plan participants. Mr. Rose is not covered by the Senior Supplementary Plan. The Deere Supplemental Plan is designed to reward career service at Deere above a specified grade level prior to November 1, 2014 by utilizing a formula that takes into account only years of service above that grade level. Mr. Jepsen and Mr. Rose are not covered by the Deere Supplemental Plan. We believe the defined benefit plans serve as important retention tools, provide a level of competitive income upon retirement, and reward long-term employment and service as an officer of Deere. In addition, the fact that the Senior Supplementary and Deere Supplemental Plans are unfunded (with benefit payments under these plans being made out of the general assets of Deere), and therefore at-risk if Deere were to seek bankruptcy protection, creates a strong incentive for the NEOs to minimize risks that could jeopardize Deere’s long-term financial health. For additional information, see the Fiscal 2023 Pension Benefits Table, along with the accompanying narrative and footnotes.

We also maintain a tax-qualified defined contribution plan, the John Deere Savings and Investment Plan (SIP), which is available to most of our U.S. employees, including all of the NEOs (who each participate in the plan). We make matching contributions to participating SIP accounts on up to 6% of an employee’s pay. Deere’s match for calendar year 2023, which is reported for our NEOs under the “All Other Compensation” column of the Fiscal 2023 Summary Compensation Table, is as follows:

Match on first 2% of eligible earnings: 300%

Match on next 4% of eligible earnings: 100%

62	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

We also maintain “Grow Together,” which is a component of the SIP for employees who elected to participate or were ineligible for the defined benefit pension plan. In fiscal 2023, participants in the Cash Balance formula of the defined benefit pension plan were offered a one-time irrevocable election to continue within the Cash Balance formula or move to the Grow Together defined contribution benefit. Mr. Rose elected to participate in Grow Together. Participants in Grow Together receive an automatic 4% contribution to their SIP accounts based on their eligible earnings, which includes base pay and STI. This contribution is immediately 100% vested.

Deferred Compensation Benefits

We also maintain certain deferred compensation plans that provide the NEOs with longer-term savings opportunities on a tax- efficient basis. Similar deferred compensation benefits are commonly offered by companies with which we compete for talent. The investment options parallel the investment options offered under our 401(k) plan, with certain limited exceptions. Additionally, participants may change investment options at any time. Refer to the Executive Compensation Tables under “Nonqualified Deferred Compensation” for additional details.

Potential Payments upon Change in Control

Deere’s Change in Control Severance Program (the “CIC Program”) covers certain executives, including each of the NEOs, and is intended to facilitate continuity of management in the event of a change in control. The Committee believes the CIC Program:

Encourages executives to act in the best interests of shareholders when evaluating transactions that, without a change in control arrangement, could be personally detrimental	Keeps executives focused on running the business in the face of real or rumored transactions	Protects Deere’s value by retaining key talent despite potential corporate changes	Protects Deere’s value after a change in control by including restrictive covenants (such as non-compete provisions) and a general release of claims in favor of Deere	Helps Deere attract and retain executives as a competitive practice

In 2023, the Committee adopted amendments to the CIC Program to, among other things, reduce the multiplier applicable to cash severance payments in the event of a change in control and a qualifying termination for the CEO from 3.0x to 2.99x the CEO’s base salary plus target short-term incentive bonus. The multiplier applicable for the other NEOs was unchanged and remains at 2.0x their respective base salary amounts plus target short-term incentive bonus. The amendments to the CIC Program result from the Committee’s periodic review of executive compensation, which includes consideration of shareholder feedback.

For more information, refer to the Executive Compensation Tables under “Fiscal 2023 Potential Payments upon Change in Control” and the Fiscal 2023 Potential Payments upon Change in Control Table.

Other Potential Post-Employment Payments

Deere’s various plans and policies provide payments to NEOs upon certain types of employment terminations that are not related to a change in control. These events and amounts are explained in the Fiscal 2023 Potential Payments upon Termination of Employment Other than Following a Change in Control Table.

2024 PROXY STATEMENT	63

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Compensation Methodology and Process

Independent Review and Approval of Executive Compensation

The Committee is responsible for reviewing and approving goals and objectives related to incentive compensation for the majority of salaried employees. In particular, the Committee evaluates the NEOs’ performance in relation to established goals and ultimately approves compensation for the NEOs (except for the CEO, which is also approved by the full Board). All substantive responsibilities related to the determination of compensation of the NEOs are undertaken exclusively by the members of the Committee, all of whom are independent under current NYSE listing standards.

The Committee periodically reviews the components of our compensation program to ensure the program is aligned with our business strategy, Deere’s performance, and the interests of our employees and shareholders. In addition, the Committee regularly reviews market practices for all significant elements of executive compensation and approves necessary adjustments to ensure Deere’s compensation remains competitive.

Generally, at the Board meeting in August, the full Board (in executive session without the CEO present) evaluates the CEO’s performance. The Committee considers the results of that evaluation when providing recommendations to the independent members of the Board for the CEO’s compensation, which those independent members then approve. The CEO does not play a role in and is not present during discussions regarding his own compensation.

The CEO plays a significant role in setting the compensation for the other NEOs. In advance of the Committee meeting in December, the CEO evaluates each NEO’s individual performance and recommends changes to the NEOs’ base salaries and LTI awards. The CEO is not involved in setting the STI and LTIC awards because they are calculated using predetermined factors. The Committee has the discretion to accept, reject, or modify the CEO’s recommendations. No other executive officers play a substantive role in setting a NEO’s compensation.

The Role of the Compensation Consultant

The Committee has retained Pearl Meyer & Partners, LLC (Pearl Meyer) as its compensation consultant. Pearl Meyer reviews our executive compensation program design and assesses our compensation approach relative to our performance and the market. The Committee has sole responsibility for setting and modifying the fees paid to Pearl Meyer, determining the nature and scope of its services, and evaluating its performance and can terminate Pearl Meyer’s engagement or hire another compensation consultant at any time.

Pearl Meyer regularly meets independently with the Chair of the Committee and regularly participates in Committee meetings, including executive sessions with the Committee (without any executives or other Deere personnel present), to review executive compensation data and discuss executive compensation matters. While the Committee values this expert advice, ultimately the Committee’s decisions reflect many factors and considerations. Management works with Pearl Meyer at the Committee’s direction to develop materials and analysis, such as competitive market assessments and summaries of current legal and regulatory developments, which are essential to the Committee’s compensation determinations.

Pearl Meyer does not provide other significant services to Deere and has no other direct or indirect business relationships with Deere or any of its affiliates. Taking these and other factors into account, the Committee has determined that the work performed by Pearl Meyer does not raise any conflicts of interest. Additionally, based on its analysis of the factors derived from SEC and NYSE regulations and identified in the Committee’s charter as being relevant to compensation consultant independence, the Committee has concluded that Pearl Meyer is independent of Deere’s management.

64	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Market Analysis

COMPENSATION PEER GROUP

Executive compensation is evaluated against a peer group of leading U.S.-based companies (with an emphasis on industrial manufacturing companies) that are generally characterized by large global operations, a diversified business, and/or roughly comparable annual sales and market capitalizations to Deere. On at least an annual basis, the Committee works with its independent consultant, Pearl Meyer, to review the composition of the peer group and determine whether any changes should be made. For fiscal 2023, although the peer group remained at 16 companies, one company was removed and replaced. Parker Hannifin Corporation was removed due to revenue size as compared to Deere and the rest of the peer group. Intel Corporation was added because it meets the revenue criteria and has a strong technology focus. The table below lists the companies included in the compensation peer group for the fiscal 2023 market analysis process.

Company	Ticker	Revenue (M)(1)	Market Capitalization (M)(2)	Employees(1)
3M Company	MMM	$35,333	$84,738	95,000
Archer Daniels Midland	ADM	$90,006	$50,769	39,218
Boeing Company	BA	$61,060	$113,059	142,000
Carrier Global	CARR	$20,568	$39,127	58,000
Caterpillar Inc.	CAT	$52,673	$119,407	107,700
Cisco	CSCO	$51,549	$231,636	79,500
Cummins Inc.	CMI	$24,314	$29,141	59,900
Eaton Corp. plc	ETN	$19,779	$60,639	85,947
Emerson Electric Co.	EMR	$18,908	$58,242	86,700
General Dynamics Corporation	GD	$38,472	$66,953	103,100
Honeywell International Inc.	HON	$34,314	$133,381	99,000
Intel Corporation	INTC	$77,704	$202,634	121,100
Johnson Controls International plc	JCI	$24,693	$46,055	101,000
Lockheed Martin Corporation	LMT	$65,750	$120,205	114,000
PACCAR Inc.	PCAR	$24,149	$30,620	28,500
Raytheon Technologies Corporation	RTX	$64,853	$146,928	174,000

75th Percentile		$62,008	$123,499	109,275
Median		$36,903	$75,845	97,000
25th Percentile		$24,273	$49,591	74,600

Deere & Company	DE	$44,413	$127,457	75,550
Deere Percentile		56th	77th	25th
(1)	Reflects data based on the last twelve months of data as of May 9, 2022 per S&P Capital IQ.
(2)	Reflects data based on the last twelve months of data as of March 31, 2022.

Compensation paid by our compensation peer group is representative of the compensation we believe is required to attract, retain, and motivate executive talent. The Committee, in consultation with Pearl Meyer, periodically reviews the compensation peer group to confirm that it remains an appropriate point of reference for NEO compensation.

2024 PROXY STATEMENT	65

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PERFORMANCE PEER GROUP

The relative performance metrics of TSR and revenue are measured against a peer group comprised of a subset of the S&P 500 Industrials. The peer group is developed by starting with the S&P 500 Industrials and then removing companies that are not manufacturing and/or related to the agricultural or construction cycles. Industries removed include Air Freight & Logistics, Airlines, Commercial Services & Supplies, Professional Services, and Trading Companies & Distributors. Within the relevant industries, qualitative discretion was applied to determine suitability and maintain consistency. Companies with significant U.S. government revenue are excluded since stock price and revenue are significantly driven by government actions. The performance peer group for the performance period ending in fiscal 2023 included the 43 companies listed below.

Machinery	DIVERSIFIED INDUSTRIALS	Electrical & Automation	Aerospace & Defense
◾
A.O. Smith Corporation
◾
Caterpillar Inc.
◾
Cummins Inc.
◾
Dover Corporation
◾
Flowserve Corporation
◾
Fortive Corporation
◾
IDEX Corporation
◾
Illinois Tool Works Inc.
◾
Ingersoll-Rand plc
◾
Otis Worldwide Corporation
◾
PACCAR Inc.
◾
Parker-Hannifin Corporation
◾
Pentair plc
◾
Snap-on Incorporated
◾
Xylem Inc.
	◾ 3M Company ◾ General Electric Company ◾ Honeywell International Inc. ◾ Roper Technologies, Inc.	◾ AMETEK, Inc. ◾ Eaton Corporation plc ◾ Emerson Electric Co. ◾ Rockwell Automation Inc.	◾ Howmet Aerospace ◾ Textron Inc. ◾ The Boeing Company ◾ TransDigm Group Incorporated

	Road & Rail	Construction & Engineering	Building products
	◾ CSX Corporation ◾ J.B. Hunt Transport Services, Inc. ◾ Kansas City Southern ◾ Norfolk Southern Corporation ◾ Old Dominion Freight ◾ Union Pacific Corporation ◾ Wabtec Corporation	◾ Jacobs Engineering Group Inc. ◾ Quanta Services, Inc.	◾ Allegion plc ◾ Carrier Global Corporation ◾ Fortune Brands Home & Security, Inc. ◾ Johnson Controls International plc ◾ Masco Corporation ◾ Stanley Black & Decker, Inc. ◾ Trane Technologies plc

66	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Risk Assessment of Compensation Policies and Practices

As shown in the diagram below, management conducted a comprehensive risk assessment of Deere’s compensation policies and practices, as we have done each year since 2010.

Convened a Risk Assessment Team comprised of management personnel representing relevant areas of oversight	Completed an inventory of Deere’s compensation programs globally for both executive and non-executive employees	Updated our existing detailed risk assessment questionnaire to take into account any relevant changes in our compensation structure or philosophy	Applied the updated questionnaire to the compensation programs that, due to their size, potential payout, or structure, could have a material adverse effect on Deere

The inquiries in the risk assessment questionnaire focus on pay for performance comparison against our compensation peer group, balance of compensation components, program design and pay leverage, program governance, and factors that mitigate program risks.

Based on its most recent review, the Risk Assessment Team concluded that Deere’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. The Committee, along with its independent compensation consultant, reviewed the risk assessment and concurred with that conclusion. The Committee believes the following key factors support the Risk Assessment Team’s conclusion:

    The performance metrics for our STI and LTIC incentive plans are based on enterprise publicly reported metrics with only minor adjustments and are subject to internal audit and outside consultant review and audit

    The metrics for our STI and LTIC compensation and the related potential payouts are capped to reduce the risk that executives might be motivated to attain excessively high “stretch” goals to maximize payouts

In addition, Deere maintains stock ownership requirements that are designed to motivate our management team to focus on Deere’s long-term sustainable growth, a Recovery Policy designed to require recoupment of incentive compensation in the event of a financial restatement, and anti-hedging and anti-pledging policies designed to prevent speculation in Deere securities. The Committee and management also have the ability to use negative discretion to determine appropriate payouts for formula-based awards.

2024 PROXY STATEMENT	67

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The reports of the Compensation Committee and the Audit Review Committee that follow do not constitute soliciting material and will not be deemed filed or incorporated by reference by any general statement incorporating by reference this Proxy Statement or future filings into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Deere specifically incorporates the information by reference, and will not otherwise be deemed filed under these statutes.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and discussed it with Deere’s management. Based on the Compensation Committee’s review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Deere’s Proxy Statement.

compensation Committee

Dmitri L. Stockton Chair	Tamra A. Erwin	Charles O. Holliday, Jr.

L. Neil Hunn	Michael O. Johanns	Sheila G. Talton

68	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Executive compensation tables

In this section, we provide tabular and narrative information regarding the compensation of our NEOs for fiscal 2023. Fiscal 2023 is the first year Mr. Rose met the criteria for inclusion. Therefore, data for only fiscal 2023 is included for Mr. Rose. Mr. Jepsen was included for the first time in fiscal 2022. Therefore, data for fiscal 2022 and 2023 is included for Mr. Jepsen.

Fiscal 2023 Summary Compensation Table

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
	Fiscal			Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary(1)	Bonus	Awards(2)	Awards(3)	Compensation(4)	Earnings(5)	Compensation(6)	Total
John C. May	2023	$1,591,674	$—	$12,446,367	$5,733,640	$5,911,159	$436,715	$602,964	$26,722,519
Chairman, Chief Executive Officer,	2022	$1,495,834	$—	$7,244,251	$3,989,987	$6,850,531	$—	$719,548	$20,300,151
and President	2021	$1,429,174	$—	$5,991,488	$3,298,699	$8,055,803	$741,736	$395,926	$19,912,826

Joshua A. Jepsen	2023	$885,063	$—	$2,764,056	$1,046,512	$1,643,473	$39,772	$116,320	$6,495,196
Senior Vice President and	2022	$376,420	$—	$352,856	$—	$730,255	$—	$56,216	$1,515,747
Chief Financial Officer

Ryan D. Campbell	2023	$931,140	$—	$2,892,182	$1,092,089	$1,729,033	$150,259	$190,867	$6,985,570
President, Worldwide Construction	2022	$890,703	$—	$1,976,834	$1,089,021	$2,800,637	$—	$239,977	$6,997,172
& Forestry Division and Power Systems	2021	$837,469	$—	$1,482,168	$816,236	$3,178,588	$288,384	$146,883	$6,749,728

Cory J. Reed	2023	$910,926	$—	$2,959,144	$1,137,531	$1,691,498	$136,255	$181,623	$7,016,977
President, Worldwide Agriculture & Turf Division,	2022	$832,406	$—	$1,367,541	$753,423	$2,617,335	$—	$227,749	$5,798,454
Production & Precision Ag, Sales and Marketing	2021	$806,905	$—	$1,311,195	$722,065	$3,125,046	$318,543	$152,846	$6,436,600
Regions of the Americas and Australia
Justin R. Rose(7)	2023	$836,030	$840,000	$6,569,787	$693,080	$1,546,798	$8,963	$61,122	$10,555,780
President, Lifecycle Solutions, Supply
Management, and Customer Success

(1)	Includes amounts deferred by the NEO under the John Deere Voluntary Deferred Compensation Plan. Salary amounts deferred in fiscal 2023 are included in the first column of the Fiscal 2023 Nonqualified Deferred Compensation Table.
(2)	For fiscal 2023, represents the aggregate grant date fair value of PSUs, RSUs, and LTIC awards computed in accordance with FASB ASC Topic 718. For fiscal 2021 and 2022, represents the aggregate grant date fair value of PSUs and RSUs computed in accordance with FASB ASC Topic 718. The values in this column exclude the effect of estimated forfeitures of PSUs and RSUs. Assumptions made in the calculation of these amounts are included in Note 22, “Share-Based Compensation,” of our consolidated financial statements filed with the SEC on our Annual Report on Form 10-K for the fiscal year ended October 29, 2023 (“2023 Form 10-K”). For PSUs, the value at the grant date is based upon a target payout of the performance metric over the three-year performance period. If the highest level of payout were achieved, the value of the PSU awards as of the grant date would be as follows: $12,699,757 (May); $2,317,623 (Jepsen); $2,418,758 (Campbell); $2,519,894 (Reed); and $1,534,883 (Rose). For RSUs, the value at grant date is the market value of the RSUs using the closing price of a share of Deere common stock as reported on the NYSE on the grant date, multiplied by the number of shares underlying each award. RSUs vest over three years with 34% vesting on the first anniversary of the grant date, 33% vesting on the second anniversary of the grant date, and 33% vesting on the third anniversary of the grant date, at which time they may be settled in Deere common stock. As disclosed in Note 22, “Share-Based Compensation” of our 2023 Form 10-K, the Company changed the accounting treatment of the LTIC awards for fiscal 2023 and now accounts for such awards in accordance with FASB ASC Topic 718. As a result, in accordance with SEC rules, LTIC awards granted in fiscal 2023 are included in this column and are no longer included in the non-equity incentive plan compensation column. For fiscal 2023 LTIC awards, the value at grant date is based upon a target payout of the performance metric over the three-year performance period and assumptions regarding base pay. The aggregate grant date fair values of such LTIC awards are as follows: $2,001,898 (May); $858,143 (Jepsen), $902,818 (Campbell); $886,768 (Reed); and $807,664 (Rose). If the highest level of payout were achieved, the value of the LTIC awards as of the grant date would be as follows: $4,320,022 (May); $1,865,325 (Jepsen); $1,962,435 (Campbell); $1,927,548 (Reed); and $1,755,600 (Rose). Refer to the Fiscal 2023 Grants of Plan-Based Awards Table and footnote (7) thereto for a detailed description of the grant date fair value of stock awards and LTIC awards.
(3)	Represents the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. The values in this column exclude the effect of estimated forfeitures. The assumptions made in valuing option awards reported in this column and a more detailed discussion of the binomial lattice option pricing model appear in Note 22, “Share-Based Compensation,” of our consolidated financial statements filed with the SEC in the 2023 Form 10-K. Refer to the Fiscal 2023 Grants of Plan-Based Awards Table and footnote (7) thereto for a detailed description of the grant date fair value of option awards.
(4)	For fiscal 2023, non-equity incentive plan compensation includes only cash awards under the STI plan. For fiscal 2021 and 2022, non-equity incentive plan compensation includes cash awards under the STI plan and the payout amounts under the LTIC plan. Cash awards earned under the STI plan for the performance period ended in fiscal 2023 were paid to the NEOs on December 15, 2023,

2024 PROXY STATEMENT	69

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

unless deferred under the Voluntary Deferred Compensation Plan. Deferred amounts are included in the first column of the Fiscal 2023 Nonqualified Deferred Compensation Table. Based on actual performance, as discussed in the CD&A under “Fiscal 2023 Performance Results and Payout Amounts” in the STI section, the NEOs earned an STI award equal to 185.7% of the target opportunity. For fiscal 2023, LTIC award amounts are not reflected as non-equity incentive plan compensation due to the change in accounting treatment of LTIC awards and the application of FASB ASC Topic 718. Based on actual performance, as discussed in the CD&A under “Fiscal 2023 Performance Results for LTIC,” the NEOs earned an LTIC award for the 2021-2023 performance period equal to 200.0% of the target opportunity. The LTIC awards received during fiscal 2023 for the 2021-2023 performance period were $4,297,520 (May); $1,858,631 (Jepsen); $1,955,393 (Campbell); and $1,912,945 (Reed). Given Mr. Rose’s recent tenure with the Company, he did not receive a 2023 LTIC award.

(5)	The total amount reported represents the change in the actuarial present value of each NEO’s accumulated benefit under all defined benefit plans year over year. The pension value calculations include the same assumptions as used in the pension plan valuations for financial reporting purposes. For more information on the assumptions, see footnote (4) to the Fiscal 2023 Pension Benefits Table. No NEO earned above market interest on deferred compensation during fiscal 2023.
(6)	The following table provides details about each component of the “All Other Compensation” column in the Fiscal 2023 Summary Compensation Table:

	Personal Use of		Miscellaneous	Company Contributions to	Total All Other
Name	Company Aircraft(a)	Financial Planning(b)	Perquisites(c)	Defined Contribution Plans(d)	Compensation
John C. May	$154,944	$—	$7,675	$440,345	$602,964
Joshua A. Jepsen	$—	$—	$1,671	$114,649	$116,320
Ryan D. Campbell	$—	$—	$4,737	$186,130	$190,867
Cory J. Reed	$—	$—	$3,602	$178,021	$181,623
Justin R. Rose	$—	$10,000	$2,715	$48,407	$61,122

(a)	Per IRS regulations, the NEOs recognize imputed income on the personal use of Deere’s aircraft. For SEC disclosure purposes, the cost of personal use of Deere’s aircraft is calculated based on the incremental cost to Deere. To determine the incremental cost, we calculate the variable costs for fuel on a per-mile basis, plus any direct trip expenses such as on-board catering, landing/ramp fees, and crew expenses. Fixed costs that do not change based on usage, such as pilot salaries, depreciation of aircraft, and maintenance costs, are excluded. Mr. May’s personal usage of company aircraft in fiscal 2023 amounted to approximately 50 hours of travel.
(b)	This column contains amounts Deere paid for financial planning assistance to the NEOs. Each year, the CEO may receive up to $15,000 of assistance and the other NEOs may receive up to $10,000.
(c)	Miscellaneous perquisites include spousal attendance at company events, excess liability premiums, incremental costs of security monitoring and patrols, and travel costs associated with annual physicals. NEOs are provided healthcare plans consistent with salaried employees.
(d)	Deere makes contributions to the John Deere Savings and Investment Plan for all eligible employees. Deere also credits contributions to the John Deere Defined Contribution Restoration Plan for employees whose earnings exceed relevant IRS limits.
(7)	Mr. Rose joined Deere as President, Lifecycle Solutions, Supply Management, and Customer Success on October 31, 2022. Upon hire, Mr. Rose received an $840,000 cash signing bonus and will receive an additional $840,000 cash bonus in fiscal 2024. Mr. Rose did not receive a 2023 LTIC award. In consideration for equity awards forfeited from his previous employer, he received a $4.5 million make-whole equity grant comprised of time-based RSUs with 25% vesting after the second anniversary of the grant date and 75% vesting after the third anniversary of the grant date.

Refer to the CD&A under “Direct Compensation Elements,” as well as the footnotes to the Fiscal 2023 Summary Compensation Table for information about the compensation reflected therein.

70	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2023 GRANTS OF PLAN-BASED AWARDS

The following table provides additional information regarding fiscal 2023 grants of RSU, PSU, and stock option awards under the John Deere 2020 Equity & Incentive Plan and the potential range of awards that were approved in fiscal 2023 under the STI and LTIC plans for payout in future years. These awards are further described in the CD&A under “Direct Compensation Elements.”

	Estimated Future Payouts Under				Estimated Future Payouts Under			All Other	All Other
	Non-Equity Incentive Plan Awards(2)				Equity Incentive Plan Awards(3)			Stock	Option	Exercise
								Awards:	Awards:	or Base
								Number of	Number of	Price of	Grant Date Fair
								Shares of	Securities	Option	Value of Stock
								Stock or	Underlying	Awards	and Option
Name	Grant Date(1)	Threshold	Target	Maximum	Threshold	Target	Maximum	Units(4)	Options(5)	($/Sh)(6)	Awards(7)
John C. May	12/7/22-STI	$—	$3,183,348	$6,366,696	—	—	—	—	—	$—	$—
	12/7/22-LTIC	$—	$—	$—	$—	$2,160,011	$4,320,022	—	—	$—	$2,001,898
	12/14/22	$—	$—	$—	—	—	—	9,339	—	$—	$4,094,591
	12/14/22	$—	$—	$—	3,735	14,943	29,886	—	—	$—	$6,349,878
	12/14/22	$—	$—	$—	—	—	—	—	42,017	$438.44	$5,733,640
Joshua A. Jepsen	12/6/22-STI	$—	$885,063	$1,770,126	—	—	—	—	—	$—	$—
	12/6/22-LTIC	$—	$—	$—	$—	$932,663	$1,865,325	—	—	$—	$858,143
	12/14/22	$—	$—	$—	—	—	—	1,704	—	$—	$747,102
	12/14/22	$—	$—	$—	681	2,727	5,454	—	—	$—	$1,158,811
	12/14/22	$—	$—	$—	—	—	—	—	7,669	$438.44	$1,046,512
Ryan D. Campbell	12/6/22-STI	$—	$931,140	$1,862,280	—	—	—	—	—	$—	$—
	12/6/22-LTIC	$—	$—	$—	$—	$981,218	$1,962,435	—	—	$—	$902,818
	12/14/22	$—	$—	$—	—	—	—	1,779	—	$—	$779,985
	12/14/22	$—	$—	$—	711	2,846	5,692	—	—	$—	$1,209,379
	12/14/22	$—	$—	$—	—	—	—	—	8,003	$438.44	$1,092,089
Cory J. Reed	12/6/22-STI	$—	$910,926	$1,821,852	—	—	—	—	—	$—	$—
	12/6/22-LTIC	$—	$—	$—	$—	$963,774	$1,927,548	—	—	$—	$886,768
	12/14/22	$—	$—	$—	—	—	—	1,853	—	$—	$812,429
	12/14/22	$—	$—	$—	741	2,965	5,930	—	—	$—	$1,259,947
	12/14/22	$—	$—	$—	—	—	—	—	8,336	$438.44	$1,137,531
Justin R. Rose	10/31/22(8)	$—	$—	$—	—	—	—	11,368	—	$—	$4,499,682
	12/6/22-STI	$—	$833,000	$1,666,000	—	—	—	—	—	$—	$—
	12/6/22-LTIC	$—	$—	$—	$—	$877,800	$1,755,600	—	—	$—	$807,664
	12/14/22	$—	$—	$—	—	—	—	1,129	—	$—	$494,999
	12/14/22	$—	$—	$—	451	1,806	3,612	—	—	$—	$767,442
	12/14/22	$—	$—	$—	—	—	—	—	5,079	$438.44	$693,080
(1)	For the STI and LTIC plan awards, the grant date is the date the Committee approved the range of estimated potential future payouts for the performance periods noted under footnotes (2) and (3) below. For equity awards, the grant date is seven calendar days after the first regularly scheduled Board meeting of the fiscal year.
(2)	These columns show the range of potential payouts under the STI plan. The performance period for STI in this table covers fiscal 2023. For actual performance between threshold, target, and maximum, the earned STI award will be interpolated.
(3)	The range of the LTIC award covers the three-year performance period beginning in fiscal 2023 and ending in fiscal 2025. Awards will not be paid unless Deere generates at least $5 million of SVA for the performance period. The target LTIC award will be earned if $7,490 million or more of SVA is accumulated and the maximum LTIC award will be earned if $14,980 million or more of SVA is accumulated during the performance period. The LTIC award will be adjusted based on Deere’s TSR for the performance period relative to the Performance Peer Group: (i) a reduction up to 25% will be applied if the ranking is below the 50th percentile or (ii) an increase up to 25% will be applied if the ranking is above the 50th percentile. The actual LTIC award payout will depend on Deere’s actual SVA performance, Deere’s relative TSR performance, and the eligible earnings of the NEOs for fiscal 2025.

Represents the potential payout range of PSUs granted in December 2022. The number of shares that vest is based solely on revenue growth performance relative to the Performance Peer Group. At the end of the three-year performance period, the actual award, delivered as Deere common stock, can range from 0% to 200% of the original grant.

(4)	Represents the number of RSUs granted in December 2022. RSUs vest over three years with 34% vesting on the first anniversary of the grant date, 33% vesting on the second anniversary of the grant date, and 33% vesting on the third anniversary of the grant date, at which time they may be settled in Deere common stock. Prior to settlement, RSUs earn dividend equivalents in cash at the same time as dividends are paid on Deere’s common stock.
(5)	Represents the number of options granted in December 2022. These options vest in three approximately equal annual installments on the first, second, and third anniversaries of the grant date.
(6)	The exercise price is the closing price of Deere common stock on the NYSE on the grant date.

2024 PROXY STATEMENT	71

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

(7)	Amounts shown represent the grant date fair value of equity awards granted to the NEOs in fiscal 2023 calculated in accordance with FASB ASC Topic 718. The values in this column exclude the effect of estimated forfeitures. For RSUs, fair value is the market value of the underlying stock on the grant date (which is the same as the exercise price in footnote (6) for stock options). For options, the fair value on the grant date was $136.46, which was calculated using the binomial lattice option pricing model. The grant date fair value of the PSUs assuming a target payout of the revenue growth metric was $438.44 based on the market price of a share of underlying common stock, excluding dividends. For fiscal 2023 LTIC awards, the value at grant date is based upon a target payout of the performance metric over the three-year performance period and assumptions regarding base pay.
(8)	Mr. Rose was granted a make-whole equity grant on October 31, 2022. For more information on this award, reference footnote (7) of the Fiscal 2023 Summary Compensation Table.

Refer to the CD&A under “Direct Compensation Elements” for more information about the compensation reflected in the Fiscal 2023 Summary Compensation Table. For additional information on the valuation assumptions for each of the awards in the Fiscal 2023 Grants of Plan-Based Awards Table, refer to Note 22, “Share-Based Compensation,” of our consolidated financial statements filed with the SEC on our Annual Report on Form 10-K for the fiscal year ended October 29, 2023.

OUTSTANDING EQUITY AWARDS AT FISCAL 2023 YEAR-END

The following table itemizes outstanding options, RSUs, and PSUs held by the NEOs:

	Option Awards					Stock Awards
						Number	Market	Equity Incentive	Equity Incentive
		Number of	Number of			of Shares	Value of	Plan Awards:	Plan Awards:
		Securities	Securities			or Units	Shares or	Number of	Market or Payout
		Underlying	Underlying			of Stock	Units of	Unearned Shares,	Value of Unearned
		Unexercised	Unexercised	Option	Option	That	Stock That	Units, or Other	Shares, Units, or
		Options	Options	Exercise	Expiration	Have Not	Have Not	Rights That Have	Other Rights That
Name	Grant Date	Exercisable(1)	Unexercisable(1)	Price	Date(2)	Vested(3)	Vested(4)	Not Vested(5)	Have Not Vested(6)
John C. May	12/9/2020	35,052	17,526	$254.83	12/9/2030	9,246	$3,339,193	29,588	$10,685,706
	12/15/2021	14,913	29,826	$343.94	12/15/2031	8,286	$2,992,489	26,516	$9,576,253
	12/7/2022(7)	—	—	$—	n/a	—	$—	—	$—
	12/14/2022	—	42,017	$438.44	12/14/2032	9,339	$3,372,780	28,690	$10,361,394
		49,965	89,369			26,871	$9,704,462	84,794	$30,623,353
Joshua A. Jepsen	12/9/2020	—	—	$254.83	12/9/2030	406	$146,627	—	$—
	12/15/2021	—	—	$343.94	12/15/2031	300	$108,345	—	$—
	6/1/2022	—	—	$—	n/a	354	$127,847	—	$—
	12/6/2022(7)	—	—	$—	n/a	—	$—	—	$—
	12/14/2022	—	7,669	$438.44	12/14/2032	1,704	$615,400	5,235	$1,890,620
		—	7,669			2,764	$998,219	5,235	$1,890,620
Ryan D. Campbell	12/9/2020	4,337	4,336	$254.83	12/9/2030	2,287	$825,950	7,320	$2,643,618
	12/15/2021	4,071	8,140	$343.94	12/15/2031	2,261	$816,560	7,236	$2,613,281
	12/6/2022(7)	—	—	$—	n/a	—	$—	—	$—
	12/14/2022	—	8,003	$438.44	12/14/2032	1,779	$642,486	5,464	$1,973,324
		8,408	20,479			6,327	$2,284,996	20,020	$7,230,223
Cory J. Reed	12/12/2018	13,370	—	$148.14	12/12/2028	—	$—	—	$—
	12/11/2019	19,280	—	$169.70	12/11/2029	—	$—	—	$—
	12/9/2020	7,673	3,836	$254.83	12/9/2030	2,023	$730,606	6,476	$2,338,807
	12/15/2021	2,816	5,632	$343.94	12/15/2031	1,564	$564,839	5,006	$1,807,917
	12/6/2022(7)	—	-	$—	n/a	—	$—	—	$—
	12/14/2022	—	8,336	$438.44	12/14/2032	1,853	$669,211	5,692	$2,055,666
		43,139	17,804			5,440	$1,964,656	17,174	$6,202,390
Justin R. Rose	10/31/2022	—	—	$—	n/a	11,368	$4,105,553	—	$—
	12/6/2022(7)	—	—	$—	n/a	—	$—	—	$—
	12/14/2022	—	5,079	$438.44	12/14/2032	1,129	$407,738	3,467	$1,252,107
		—	5,079			12,497	$4,513,291	3,467	$1,252,107
(1)	Options become vested and exercisable in three approximately equal annual installments on the first, second, and third anniversaries of the grant date.
(2)	Options expire 10 years from the grant date.
(3)	RSUs granted in fiscal 2023 vest over three years with 34% vesting on the first anniversary of the grant date, 33% vesting on the second anniversary of the grant date, and 33% vesting on the third anniversary of the grant date, at which time they may be settled in Deere common stock. RSUs granted prior to fiscal 2023 vest three years after the grant date, at which time they are settled in Deere common stock. The award granted to Mr. Jepsen on June 1, 2022 vests and converts to shares in two installments of 355 RSUs and 354 RSUs on June 1, 2023 and June 1, 2024, respectively. The award granted to Mr. Rose on October 31, 2022 vests and converts to shares in two installments of 2,842 RSUs and 8,526 RSUs on October 31, 2024 and October 31, 2025, respectively.
(4)	The amount shown represents the number of RSUs that have not vested multiplied by the closing price for Deere common stock on the NYSE as of October 29, 2023, which was $361.15.

72	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

(5)	For PSUs granted in fiscal 2021, the three-year performance period ended on October 29, 2023. The final payout determination was made by the Committee in December 2023 and was settled in Deere common stock on December 9, 2023 (the third anniversary of the grant date). As discussed in the CD&A under “PSUs for Performance Period Ended 2023,” the final payout under the award was based on revenue growth relative to the Performance Peer Group and was equal to 200% of the target opportunity. For the PSUs granted in fiscal years 2022 and 2023, the amount shown represents estimated achievement of the PSUs granted relative to the Performance Peer Group, assuming truncated performance measurement periods. The final number of shares earned, if any, for the 2022 and 2023 PSUs granted will be based upon performance as determined by revenue growth relative to the peer group at the end of the applicable performance period.

PSU Grant Date	December 15, 2021	December 14, 2022
Truncated performance period	11/1/2021-10/29/2023	10/31/2022-10/29/2023
Actual performance period ending date	10/27/2024	11/2/2025
Payout of shares (as a % of target) based on revenue growth	200%	192%
(6)	The amount shown represents the number of PSUs described in footnote (6) to this table multiplied by the closing price for Deere common stock on the NYSE as of October 29, 2023, which was $361.15.
(7)	As disclosed in footnote (2) to the Fiscal 2023 Summary Compensation Table, the LTIC awards granted in fiscal 2023 are accounted for under FASB ASC Topic 718. Because LTIC awards are paid in cash, there are no shares or units of stock associated with the awards and therefore no share or unit value is reported. For additional information, see footnote (3) to the Fiscal 2023 Grants of Plan-Based Awards Table.

FISCAL 2023 OPTION EXERCISES AND STOCK VESTED

The following table provides information regarding option exercises and vesting of RSUs and PSUs during fiscal 2023. These options and stock awards were granted in prior fiscal years and are not related to performance solely in fiscal 2023:

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
Name	Acquired on Exercise(1)	on Exercise(2)	Acquired on Vesting(3)	on Vesting(4)
John C. May	52,967	$13,146,328	46,404	$20,176,923
Joshua A. Jepsen	—	$—	938	$378,657
Ryan D. Campbell	17,502	$4,010,709	11,655	$5,067,711
Cory J. Reed	7,983	$2,221,806	12,209	$5,308,595
Justin R. Rose	—	$—	—	$—
(1)	Represents the total number of shares that were exercised before any withholding of shares to pay the exercise price and taxes.
(2)	Value realized on exercise is based on the market price upon exercise minus the exercise price (the grant price).
(3)	Represents the number of RSUs and PSUs that vested during fiscal 2023. For all NEOs except Mr. Jepsen, RSUs included represent awards granted in fiscal 2020. The 938 RSUs reported for Mr. Jepsen in the table below includes 355 RSUs from a special RSU award granted in fiscal 2022.

The three-year performance period for PSUs granted in fiscal 2020 ended on October 30, 2022, and vested on December 11, 2022. The final payout determination, made by the Committee in December 2022, reflects revenue growth comparable to the 92nd percentile of the Performance Peer Group. Accordingly, the resulting payout of PSUs was equal to 200% of the target award.

The following table shows the number of RSUs and PSUs that vested during fiscal 2023:

Name	RSUs	PSUs
John C. May	11,048	35,356
Joshua A. Jepsen	938	—
Ryan D. Campbell	2,775	8,880
Cory J. Reed	2,907	9,302
Justin R. Rose	—	—
(4)	Represents the number of RSUs and PSUs vested multiplied by the closing price of Deere common stock on the NYSE as of the vesting date.

Pension Benefits

Some of our NEOs are eligible to participate in pension plans that provide benefits based on years of service and pay. The Fiscal 2023 Pension Benefits Table below shows information about three pension plans:

the Pension Plan for Salaried Employees (“Salaried Plan”), a qualified defined benefit pension plan;	the Senior Supplementary Pension Benefit Plan (“Senior Supplementary Plan”), a nonqualified pension plan; and	the John Deere Supplemental Pension Benefit Plan (“Deere Supplemental Plan”), a nonqualified pension plan.

2024 PROXY STATEMENT	73

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2023 PENSION BENEFITS TABLE

		Assumed	Number of Years	Present Value of
Name	Plan Name(1)	Retirement Age(2)	of Credited Service(3)	Accumulated Benefit(4)
John C. May	Salaried Plan	65	26.6	$534,948
	Supplementary Plan	65	26.6	$2,293,742
	Supplemental Plan	65	22.8	$841,093
	TOTAL			$3,669,783
Joshua A. Jepsen	Salaried Plan	65	24.4	$204,749
	Supplementary Plan	65	24.4	$52,050
	Supplemental Plan	65	—	$—
	TOTAL			$256,799
Ryan D. Campbell	Salaried Plan	65	16.0	$269,169
	Supplementary Plan	65	16.0	$525,135
	Supplemental Plan	65	11.8	$208,988
	TOTAL			$1,003,292
Cory J. Reed	Salaried Plan	65	25.4	$442,880
	Supplementary Plan	65	25.4	$955,838
	Supplemental Plan	65	18.5	$358,086
	TOTAL			$1,756,804
Justin R. Rose(5)	Salaried Plan	65	0.3	$8,963
	Supplementary Plan	65	—	$—
	Supplemental Plan	65	—	$—
	TOTAL			$8,963
(1)	Benefits are provided under the Salaried Plan, the Senior Supplementary Plan, and the Deere Supplemental Plan.
(2)	The assumed retirement age is the earliest age at which the NEO could retire without any benefit reduction due to age, or, if earlier, normal retirement age.
(3)	Years and months of service credit under each plan as of October 29, 2023. The years of credited service are equal to years of eligible service with Deere for the Salaried and Senior Supplementary Plan. Service credit under the Deere Supplemental Plan has been based on service at grade 13 or above since January 1, 1997.
(4)	The actuarial present value of the accumulated benefit is shown as of October 29, 2023 and is provided as a straight-life annuity for the qualified pension plan and a lump sum for nonqualified pension plan benefits. Pension benefits are not reduced for any social security benefits or other offset amounts an NEO may receive.

The actuarial present value is calculated by estimating expected future payments starting at an assumed retirement age, weighting the estimated payments by the estimated probability of surviving to each post-retirement age, and discounting the weighted payments at an assumed discount rate to reflect the time value of money. The actuarial present value represents an estimate of the amount that, if invested today at the discount rate, would be sufficient on an average basis to provide estimated future payments based on the current accumulated benefit. Actual benefit present values will vary from these estimates depending on many factors, including actual retirement age.

The following assumptions were used to calculate the present value of the accumulated benefit:

◾	Each of the NEOs continues as an executive until the earliest age at which the NEO could retire without any benefit reduction due to age or normal retirement age, whichever is earlier, as defined in the Salaried Plan.
◾	Other assumptions relate to those used for financial accounting:
◾	Present value amounts were determined based on financial accounting discount rates equal to 6.15% for the Salaried Plan, 5.98% for the Senior Supplementary Plan, and 5.78% for the Deere Supplemental Plan.
◾	Benefits subject to a lump sum distribution were determined using an interest rate of 5.04%.
◾	The mortality table used for the Salaried Plan was the PRI2012WC table (with mortality projection scale MP 2021, as published by the Society of Actuaries), and the mortality table used for the Supplementary and Deere Supplemental Plans was the 2024 417 (e) table, as published by the IRS.
◾	Pensionable earnings are calculated for the most recently completed fiscal year using base pay as an estimate (assuming one base pay increase of 3.5% – 4.5%, depending on age), with no future increase, and the STI bonus at target. Pensionable earnings for prior years are calculated based on actual base pay and actual STI earned for prior years.
(5)	Upon hire, Mr. Rose was eligible for the Cash Balance benefit of the defined benefit pension plan. Effective March 1, 2023, Mr. Rose elected to forego future pay credits under the Cash Balance benefit and become a Grow Together defined contribution plan participant. Interest credit related to the benefits he accrued until the date of election will continue, but no additional service credit will be earned. Mr. Rose will not vest in the Cash Balance benefit until 2025. Individuals not accruing benefits under the defined benefit pension plan are not eligible for the Senior Supplementary Plan.

SALARIED PLAN

The Salaried Plan is a qualified plan subject to certain IRS limitations on benefits and is subject to the Employee Retirement Income Security Act of 1974. Deere makes contributions to and benefits are paid from a tax-exempt pension trust. Eligible NEOs may participate under the Contemporary formula or the Cash Balance formula, based on their hire date. NEOs hired after October 31, 2014 may only participate in the Cash Balance formula. The Salaried Plan was closed to new participants effective January 1, 2023. Additionally, Cash Balance participants had a one-time opportunity to elect to forego future pay credits under the

74	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Cash Balance formula and become a Grow Together defined contribution plan participant beginning March 1, 2023. The election is irrevocable. Mr. Rose elected to transition from the Cash Balance benefit to Grow Together.

CONTEMPORARY BENEFIT

“Career Average Pay” is used in computing retirement benefits under the Contemporary formula. Career Average Pay is calculated using salary plus STI (up to IRS limits). Deere makes additional contributions to the 401(k) retirement savings accounts of salaried employees participating in this option.

The formula for calculating Contemporary benefits is:

Career Average Pay	Years of Service	1.5%

Early retirement eligibility is the earlier of:

Age 55 with 10 or more years of service; or	Age 65 with five or more years of service

Pension payments are reduced by 4% for each year the employee is under the unreduced benefits age upon retirement.

Eligibility to retire with unreduced benefits occurs at age 67.

Cash balance BENEFIT

The Cash Balance benefit is derived from a hypothetical account balance that the Company established on the participants’ behalf in the Salaried Plan. When first joining the Salaried Plan, the beginning account value is zero. At the end of each plan year, a pay credit and an interest credit are added to the account. Annual Earnings is calculated using salary plus STI (up to IRS limits).

The formula for calculating the pay credit of the Cash Balance benefits is:

Annual earnings	4%

The interest credit is calculated by multiplying the beginning of the year account balance by the interest crediting rate for the plan year. The interest crediting rate is the lesser of 9% or the four-month average of the annual yield on non-inflation adjusted 30-year Treasury constant maturities for the months of June, July, August, and September of the plan year preceding the plan year to which the interest credit applies.

The definition of retirement does not impact the benefit calculation for Cash Balance participants. Early retirement eligibility has been defined for Cash Balance participants as the earlier of:

Age 55 with 10 or more years of service; or	Age 65 with three or more years of service

SENIOR SUPPLEMENTARY PLAN

The Senior Supplementary Plan is an unfunded, nonqualified excess defined benefit plan that provides additional pension benefits in an amount comparable to those the participant would have received under the Salaried Plan in the absence of IRS limitations. Benefit payments for the Senior Supplementary Plan are made from the assets of Deere and are at-risk in the event Deere seeks bankruptcy protection. The Senior Supplementary Plan uses the same formula as the Salaried Plan to calculate the benefit payable, except that eligible earnings include only amounts above qualified plan IRS limits.

Mr. Rose is not a participant in the Senior Supplementary Plan due to his election to transition to the Grow Together benefit. NEOs hired on or after January 1, 2023 are ineligible to participate in this plan.

2024 PROXY STATEMENT	75

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

DEERE SUPPLEMENTAL PLAN

The Deere Supplemental Plan is an unfunded, nonqualified supplemental retirement plan for certain employees, including some NEOs. Benefit payments for the Deere Supplemental Plan are made from the assets of Deere and are at-risk in the event Deere seeks bankruptcy protection. The Deere Supplemental Plan was closed to new participants effective November 1, 2014, although benefits will continue to accrue for employees who were already participating in the plan as of that date. Mr. Jepsen and Mr. Rose do not participate in the Deere Supplemental Plan.

The formula for calculating Deere Supplemental Plan benefits is:

Career Average Pay	Years of Service (at grade 13 and above since January 1, 1997)	0.5%

Nonqualified Deferred Compensation

The Fiscal 2023 Nonqualified Deferred Compensation Table shows information about two programs:

the John Deere Voluntary Deferred Compensation Plan (“Deferred Plan”), a nonqualified deferred compensation plan; and	the John Deere Defined Contribution Restoration Plan (“DCRP”), a nonqualified savings plan.

FISCAL 2023 NONQUALIFIED DEFERRED COMPENSATION TABLE

		Executive Contributions in	Registrant Contributions	Aggregate Earnings in	Aggregate Balance at
Name		Last FY(1)	in Last FY(2)	Last FY(3)	Last FYE(4)
John C. May	Deferred Plan	$—	$—	$8,314	$90,284
	DCRP	$245,907	$409,845	$384,931	$4,958,083
	TOTAL	$245,907	$409,845	$393,245	$5,048,367
Joshua A. Jepsen	DCRP	$50,489	$84,149	$6,272	$189,746
	TOTAL	$50,489	$84,149	$6,272	$189,746
Ryan D. Campbell	DCRP	$93,378	$155,630	$69,581	$1,200,622
	TOTAL	$93,378	$155,630	$69,581	$1,200,622
Cory J. Reed	Deferred Plan	$261,733	$—	$41,033	$901,898
	DCRP	$88,512	$147,521	$182,434	$2,205,263
	TOTAL	$350,245	$147,521	$223,467	$3,107,161
Justin R. Rose	Deferred Plan	$487,667	$—	$(11,745)	$475,922
	DCRP	$—	$15,667	$(834)	$14,833
	TOTAL	$487,667	$15,667	$(12,579)	$490,755
(1)	The amounts in this column represent employee compensation deferrals that are included in the Fiscal 2023 Summary Compensation Table under the “Salary” and “Non-Equity Incentive Plan Compensation” columns.
(2)	The amounts in this column associated with the DCRP represent Deere’s contributions during the fiscal year as included in the Fiscal 2023 Summary Compensation Table under the “All Other Compensation” column.
(3)	The rates of return on account balances under the Deferred Plan and DCRP are based on the annualized rate of return under the S&P 500 Index for the prior month.
(4)	Of the aggregate balance the following amounts were reported as compensation in the Summary Compensation Table in prior years: $1,436,947 (May); $19,098 (Jepsen); $429,814 (Campbell); $512,965 (Reed); and N/A (Rose).

76	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

DEFERRED PLAN

Under the Deferred Plan, up to 70% of base salary can be deferred while STI and LTIC awards can be deferred up to 95%.

NEOs must elect to defer salary before the beginning of the calendar year in which deferral occurs. An election to defer STI must be made before the beginning of the fiscal year upon which the award is based. An election to defer LTIC must be made before the close of the fiscal year preceding the calendar year of payment. Participants may elect to receive the deferred funds in a lump sum or in equal annual installments, but distribution must be completed within 10 years following retirement. All deferral elections and associated distribution schedules are irrevocable. This plan is unfunded and participant accounts are at-risk in the event Deere seeks bankruptcy protection.

The investment options under the Deferred Plan parallel the investment options offered under our 401(k) plan (with certain limited exceptions). Deferred Plan participants cannot earn above-market interest.

DCRP

The DCRP is designed to allow executives to defer employee contributions and receive employer matching contributions on up to 6% of eligible earnings that are otherwise limited by tax regulations. For DCRP purposes, eligible earnings include base salary, STI, and commission compensation (none of the NEOs receives commission compensation). The DCRP deferral percentage selected by the employee by October 31 each year is used during the following calendar year to calculate the DCRP employee contribution. In addition to matching contributions, Grow Together participants also receive an automatic 4% employer contribution to their DCRP account on eligible earnings that are limited by tax regulations. Mr. Rose became a Grow Together participant effective March 1, 2023. The DCRP plan is unfunded and participant accounts are at-risk in the event Deere seeks bankruptcy protection.

The current investment options under the DCRP parallel the investment options offered under our 401(k) (with certain limited exceptions). DCRP participants cannot earn above-market interest. Distribution options under the DCRP consist of a lump-sum distribution one year following the date of separation, or, in the case of retirement, five annual installments beginning one year following the retirement date.

Fiscal 2023 Potential Payments upon Change in Control

The Change in Control Severance Program (CIC Program) includes a “double trigger” approach, under which participants will receive severance benefits only if both a change in control and qualifying termination occur. A “qualifying termination” is either:

◾	Deere’s termination of an executive’s employment within the six months preceding or the 24 months following a change in control for reasons other than death, disability, or “cause” (defined as an executive’s willful and continued nonperformance of duties after written demand; willful conduct that is demonstrably and materially injurious to Deere; or illegal activity); or
◾	An executive’s termination of his or her own employment for “good reason” (defined as material reductions or alterations in an executive’s authority, duties, or responsibilities; change in office location of at least 50 miles from the executive’s current residence; material reductions in an executive’s participation in certain Deere compensation plans; or certain other breaches of the covenants in the CIC Program) within 24 months following a change in control.

The CIC Program defines the following as “change in control” events:

◾	Any “person,” as defined in the Securities Exchange Act of 1934 (with certain exceptions), acquires 30% or more of Deere’s voting securities;
◾	A majority of Deere’s directors are replaced without the approval of at least two-thirds of the existing directors or directors previously approved by the then-existing directors;
◾	Any merger or business combination of Deere and another company, unless the outstanding voting securities of Deere prior to the transaction continue to represent at least 60% of the voting securities of the new company; or
◾	Deere is completely liquidated or all, or substantially all, of Deere’s assets are sold or disposed.

2024 PROXY STATEMENT	77

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

In 2023, the Committee adopted amendments to the CIC Program to, among other things, reduce the multiplier applicable to cash severance payments in the event of a change in control and a qualifying termination for the CEO from 3.0x to 2.99x base salary plus target short-term incentive bonus. The multiplier applicable for the other NEOs was unchanged and remains at 2.0x. The amendments to the CIC Program result from the Committee’s periodic review of executive compensation, which includes consideration of shareholder feedback.

Benefits provided under the CIC Program and other benefit plans are described in the footnotes to the following table. Although not reflected in the table, the CIC Program provides that Deere will pay the executive’s reasonable legal fees and expenses if the executive must enforce the program terms. Under the CIC Program, the executive agrees: (a) not to disclose or use for his or her own purposes confidential and proprietary Deere information and (b) for a period of two years following termination of employment, not to induce Deere employees to leave Deere or to interfere with Deere’s business.

In addition, the John Deere Omnibus Equity and Incentive Plan (Omnibus Plan), the John Deere 2020 Equity and Incentive Plan, the LTIC plan, and the Deferred Plan each contain change in control provisions that may trigger payments. Under the Omnibus Plan and John Deere 2020 Equity and Incentive Plan, unless the Board or the Committee determines otherwise, all then-outstanding equity awards would vest and restriction periods would end only if there is both a change in control and a qualifying termination. All outstanding RSUs would be cashed out as of the date of the change in control and the executive would have the right to exercise all outstanding options. Unvested PSUs are cashed out at a target award level and the change of control price described in the Omnibus Plan and John Deere 2020 Equity and Incentive Plan. Such potential payments are disclosed adjacent to “Change in Control and Qualifying Termination” in the following table. The LTIC plan provides for payment upon a change in control based on actual performance results to date for all performance periods then in progress. Under the Deferred Plan, in the event of certain changes in control, the Committee may elect to terminate the plan within 12 months and distribute all account balances or the Committee may decide to keep the Deferred Plan in effect and modify it to reflect the impact of the change in control.

The following table includes estimated potential payments that would have been due to each NEO if a change in control event had occurred and, if applicable, the NEO experienced a qualifying termination as of the end of fiscal 2023. Although the calculations are intended to provide reasonable estimates of the potential payments, they are based on numerous assumptions, as described in the footnotes, and may not represent the actual amount each NEO would receive if a change in control occurred. The payments listed represent the incremental amounts due to NEOs beyond what the NEOs would have received without the change in control. Not included in this table are the following payments to which the NEOs are already entitled and which are reported elsewhere in this Proxy Statement:

◾	Amounts already earned under the STI and LTIC plans (reported in the Fiscal 2023 Summary Compensation Table)
◾	The exercise of outstanding vested options (reported in the Outstanding Equity Awards at Fiscal 2023 Year-End Table)
◾	Distribution of nonqualified deferred compensation (reported in the Fiscal 2023 Nonqualified Deferred Compensation Table)

78	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2023 POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

						Welfare Defined Contribution
Name	Salary(1)	STI(2)	LTIC(3)	Stock Awards(4)	Stock Options(5)	Benefits(6)	Plans(7)	Total Payments(8)
John C. May
–Change in Control only	$—	$—	$6,970,675	$—	$—	$—	$—	$6,970,675
–Change in Control and	$4,784,024	$9,518,211	$6,970,675	$25,232,106	$2,376,669	$63,501	$440,345	$49,385,531
Qualifying Termination
Joshua A. Jepsen
–Change in Control only	$—	$—	$3,014,742	$—	$—	$—	$—	$3,014,742
–Change in Control and	$1,776,500	$1,770,125	$3,014,742	$1,983,075	$—	$36,571	$114,649	$8,695,662
Qualifying Termination
Ryan D. Campbell
–Change in Control only	$—	$—	$3,171,692	$—	$—	$—	$—	$3,171,692
–Change in Control and	$1,868,987	$1,862,280	$3,171,692	$5,941,279	$601,093	$36,919	$186,130	$13,668,380
Qualifying Termination
Cory J. Reed
–Change in Control only	$—	$—	$3,102,840	$—	$—	$—	$—	$3,102,840
–Change in Control and	$1,835,760	$1,821,852	$3,102,840	$5,108,828	$504,771	$38,481	$178,021	$12,590,553
Qualifying Termination
Justin R. Rose
–Change in Control only	$—	$—	$2,837,404	$—	$—	$—	$—	$2,837,404
–Change in Control and	$1,672,000	$1,666,000	$2,837,404	$5,165,528	$—	$1,556	$48,407	$11,390,895
Qualifying Termination
(1)	In the event of a change in control and qualifying termination, the CIC Program provides for a lump-sum payment of 2.99 times the annual base salary for the CEO and 2 times annual base salary for senior officers.
(2)	In the event of a change in control and qualifying termination, the CIC Program provides for a lump-sum payment of 2.99 times (CEO) and 2 times (senior officers) the target STI bonus amount for the fiscal year in which the termination occurs. In addition, the NEO is entitled to a prorated STI award for the current year. Since the change in control calculations in this table are made as of the end of the fiscal year, the prorated award for the current year is equal to the STI earned for the current fiscal year as reported in the Fiscal 2023 Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation” and is not duplicated in this table.
(3)	The LTIC plan contains a change in control provision that entitles participants, as of the date of a change in control, to a lump-sum LTIC payment based on actual performance results to date for all performance periods then in progress. The payout for the three-year performance period ended with fiscal 2023 is reported in footnote (4) of the Fiscal 2023 Summary Compensation Table and is not duplicated in this table. For each of the NEOs, the amount shown in this table represents the payout for the two remaining performance periods.
(4)	Vesting of RSUs and PSUs does not accelerate unless there is both a change in control and a qualifying termination. In such cases, the vesting and restriction requirements no longer apply. Unvested RSUs will be cashed out and unvested PSUs will be cashed out at a target award level.

For purposes of the table, all unvested PSUs and RSUs are valued based on the closing price for Deere common stock on the NYSE as of October 29, 2023, which was $361.15. Vested RSUs are not included since they have been earned and are included on the Fiscal 2023 Nonqualified Deferred Compensation Table. Unvested PSUs and RSUs are included in the Outstanding Equity Awards at Fiscal 2023 Year-End Table.

(5)	Vesting of outstanding stock options does not accelerate in the event of a change in control only. Instead, outstanding stock options will continue to vest over the three-year vesting period, subject to continued employment conditions.

In the event of a change in control and qualifying termination, all outstanding stock options vest and can be exercised immediately. For Messrs. May, Jepsen, Campbell, Reed, and Rose who are not eligible for retirement, the amount represents the number of outstanding, unexercisable options multiplied by the difference between the closing price for Deere common stock on the NYSE as of October 29, 2023, which was $361.15, and the option exercise prices. These amounts are included in the Outstanding Equity Awards at Fiscal 2023 Year-End Table.

(6)	In the event of a change in control and qualifying termination, the CIC Program provides for continuation of health care, life, accidental death and dismemberment, and disability insurance for three full years for the CEO and two full years for the senior officers at the same premium cost and coverage. This benefit will be discontinued if the NEO receives similar benefits from a subsequent employer during this three-year period.
(7)	In the event of a change in control and qualifying termination, the CIC Program includes a cash payment equal to Deere’s contributions on behalf of each of the NEOs under our defined contribution plans for the plan year preceding termination (or, if greater, for the plan year immediately preceding the change in control).
(8)	The amounts set forth under “Deferred Compensation” and “Accumulated Pension Benefit” in the Fiscal 2023 Potential Payments upon Termination of Employment other than following a Change in Control Table would also be payable upon a change in control and qualifying termination.

2024 PROXY STATEMENT	79

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

FISCAL 2023 POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OTHER THAN FOLLOWING A CHANGE IN CONTROL

The following table summarizes the estimated payments to be made to the NEOs under our plans or established practices in the event of termination of employment due to death, disability, retirement, termination without cause, termination for cause, or voluntary separation. Although the calculations are intended to provide reasonable estimates of the potential payments, they are based on numerous assumptions, as described in the footnotes, and may not represent the actual amounts the NEOs would receive.

The amounts shown assume the termination event occurred at the end of fiscal 2023 and the NEO was actively employed until that time.

FISCAL 2023 POTENTIAL PAYMENTS UPON termination of employment other than following a CHANGE IN CONTROL

							Accumulated
Name	Salary(1)	STI(2)	LTIC(3)	Stock Awards(4)	Stock Options(5)	Deferred Compensation(6)	Pension Benefit(7)	Total Payments
John C. May
Death	$—	$5,911,159	$4,297,520	$40,327,815	$6,360,051	$5,048,367	$2,580,740	$64,525,652
Disability	$30,360,835	$5,911,159	$4,297,520	$40,327,815	$6,360,051	$5,048,367	$7,873,718	$100,179,465
Retirement(8)
Termination Without Cause	$1,600,008	$5,911,159	$4,297,520	$—	$—	$5,048,367	$4,710,471	$21,567,525
Termination For Cause	$—	$5,911,159	$4,297,520	$—	$—	$5,048,367	$4,710,471	$19,967,517
Voluntary Separation	$—	$5,911,159	$4,297,520	$—	$—	$5,048,367	$4,710,471	$19,967,517
Joshua A. Jepsen
Death	$—	$1,643,473	$1,858,631	$2,888,839	$—	$189,746	$245,190	$6,825,879
Disability	$8,117,046	$1,643,473	$1,858,631	$2,888,839	$—	$189,746	$1,015,400	$15,713,135
Retirement(8)
Termination Without Cause	$888,250	$1,643,473	$1,858,631	$—	$—	$189,746	$455,478	$5,035,578
Termination For Cause	$—	$1,643,473	$1,858,631	$—	$—	$189,746	$455,478	$4,147,328
Voluntary Separation	$—	$1,643,473	$1,858,631	$—	$—	$189,746	$455,478	$4,147,328
Ryan D. Campbell
Death	$—	$1,729,033	$1,955,393	$9,515,219	$1,132,264	$1,200,622	$699,541	$16,232,072
Disability	$16,410,647	$1,729,033	$1,955,393	$9,515,219	$1,132,264	$1,200,622	$3,110,811	$35,053,989
Retirement(8)
Termination Without Cause	$661,933	$1,729,033	$1,955,393	$—	$—	$1,200,622	$1,282,648	$6,829,629
Termination For Cause	$—	$1,729,033	$1,955,393	$—	$—	$1,200,622	$1,282,648	$6,167,696
Voluntary Separation	$—	$1,729,033	$1,955,393	$—	$—	$1,200,622	$1,282,648	$6,167,696
Cory J. Reed
Death	$—	$1,691,498	$1,912,945	$8,167,046	$7,908,127	$3,107,161	$1,159,526	$23,946,303
Disability	$13,633,970	$1,691,498	$1,912,945	$8,167,046	$7,908,127	$3,107,161	$3,620,418	$40,041,165
Retirement(8)
Termination Without Cause	$917,880	$1,691,498	$1,912,945	$—	$—	$3,107,161	$2,127,380	$9,756,864
Termination For Cause	$—	$1,691,498	$1,912,945	$—	$—	$3,107,161	$2,127,380	$8,838,984
Voluntary Separation	$—	$1,691,498	$1,912,945	$—	$—	$3,107,161	$2,127,380	$8,838,984
Justin R. Rose
Death	$—	$1,546,798	$—	$5,765,399	$—	$490,755	$11,148	$7,814,100
Disability	$5,851,090	$1,546,798	$—	$5,765,399	$—	$490,755	$11,148	$13,665,190
Retirement(8)
Termination Without Cause	$34,833	$1,546,798	$—	$—	$—	$490,755	$11,148	$2,083,534
Termination For Cause	$—	$1,546,798	$—	$—	$—	$490,755	$11,148	$2,048,701
Voluntary Separation	$—	$1,546,798	$—	$—	$—	$490,755	$11,148	$2,048,701
(1)	Our NEOs do not have employment agreements. However, we have severance guidelines that provide compensation if termination is initiated by Deere for reasons other than cause. Our severance guidelines provide for payment of one-half month of salary plus another one-half month of salary for each complete year of employment, up to a maximum of one year’s salary. We may elect to pay severance in either a lump sum or via salary continuance, unless the amount of severance exceeds two times the applicable limit under Section 401(a)(17) of the Internal Revenue Code, in which case severance will be paid in a lump sum.

Under our Long-Term Disability Plan, if disabled before age 62, NEOs receive monthly benefits until age 65 equal to 60% of their salary plus the average of the three STI awards received immediately prior to the start of disability. The amount shown for disability represents the present value of the monthly benefit from the time of the disability, assumed to be October 29, 2023, until the time the NEO reaches age 65.

(2)	Under all termination events, the amount of STI earned for the fiscal year ended October 29, 2023, would be payable in a lump sum no later than March 15 of the next calendar year. This amount is reported in the Fiscal 2023 Summary Compensation Table under the column “Non-Equity Incentive Plan Compensation.”
(3)	Under all termination events, the amount of LTIC earned for the performance period ended October 29, 2023, would be payable in a lump sum no later than March 15 of the next calendar year. This amount is reported in footnote (4) to the Fiscal 2023 Summary Compensation Table.

80	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

(4)	In the event of death, disability, or retirement, the most recent RSU and PSU awards are prorated based on the number of months the NEO remains employed in the year of grant. The remaining units are forfeited. All unvested and non-forfeited RSUs will vest on the date of separation from service, while PSUs that are not forfeited will continue to convert to shares at the end of the three-year performance period based on the performance metrics. When applicable restrictions lapse, vested RSUs will be converted to shares of common stock.

In the event of termination with or without cause or voluntary separation, any vested RSUs will be cashed out. All unvested PSUs and RSUs will be forfeited. The amounts shown in the table correspond to vested RSUs that must be held until retirement, including RSUs that vest as a result of the termination of employment.

The value of PSUs for each outstanding tranche represents actual achievement relative to the Performance Peer Group assuming in the case of PSUs granted in fiscal years 2022 and 2023 truncated performance measurement periods. The performance period for PSUs granted in fiscal year 2021 ended on October 29, 2023. The final number of shares earned is based upon performance as determined by revenue growth relative to the Performance Peer Group at the end of the applicable performance period. See footnotes (5) and (6) to the Outstanding Equity Awards at Fiscal 2023 Year-End Table for performance information relating to each outstanding tranche of PSUs.

All amounts shown in the table are based on the closing price for Deere common stock on the NYSE as of October 29, 2023, which was $361.15.

(5)	In the event of death, all outstanding stock options vest immediately and the heirs must exercise those options within one year. In the event of disability or retirement, vesting accelerates for all outstanding stock options, but occurs no sooner than six months following the grant date. These options expire within five years. In the event of retirement, the most recent stock option awards granted to the NEOs are prorated based on the number of months the NEOs remain actively employed in the year of grant. The remaining options are forfeited. The amount shown in this table represents the number of stock options multiplied by the difference between the closing price for Deere common stock on the NYSE as of October 29, 2023, and the option exercise prices.

These outstanding stock options are reported in the Outstanding Equity Awards at Fiscal 2023 Year-End Table. In the event of a termination other than for death, disability, or retirement, all outstanding stock options are forfeited.

(6)	In all cases, balances held in the U.S. nonqualified deferred compensation plans are payable to the employee. These amounts are reported in the Fiscal 2023 Nonqualified Deferred Compensation Table under Deferred Plan and DCRP.
(7)	The present value of the accumulated pension benefit was calculated using the following assumptions:
◾	Present value amounts were determined based on a discount rate of 6.15% for the Salaried Plan, 5.98% for the Senior Supplementary Plan, and 5.78% for the Deere Supplemental Plan
◾	Lump-sum distribution amounts were determined using an interest rate of 5.04% for the Senior Supplementary and Deere Supplemental Plans
◾	The mortality table used for the Salaried Plan was PRI2012WC with mortality projection scale MP2021
◾	The mortality table used for the Senior Supplementary and Deere Supplemental Plans was 2024 417 (e) table as published by the IRS
◾	Pensionable earnings were based on actual base salary and forecasted STI for fiscal 2023

Following are additional explanations related to the various scenarios:

◾	Death: This amount represents the present value of the accrued survivor benefit as of October 29, 2023
◾	Disability: This amount assumes service through age 65 and includes service credit for time on long-term disability
◾	Retirement: For the NEOs eligible to retire, this amount represents the present value of the accrued benefits if they were to retire as of October 29, 2023
◾	Termination Without Cause, Termination For Cause, and Voluntary Separation: This amount represents the present value of the accrued benefit as of October 29, 2023
(8)	Since Messrs. May, Jepsen, Campbell, Reed, and Rose are not eligible for normal or early retirement, this scenario is not applicable.

Pay Ratio Disclosure

Presented below is the ratio of annual total compensation of our CEO to the annual total compensation of our median employee (excluding our CEO). The ratio shown below is a reasonable estimate calculated in a manner consistent with Item 402 of Regulation S-K under the Securities Exchange Act of 1934. Per SEC guidelines, the median employee is only required to be determined once every three years provided there have been no changes to the employee population or compensation arrangements that cause Deere to reasonably believe there will be a significant change in the pay ratio disclosure. There have not been changes in our employee population or our employee compensation arrangements in 2023 that we believe would significantly impact the pay ratio disclosure.

Our median employee was identified using the Company’s global full-time, part-time, temporary, and seasonal employees employed as of August 31, 2021. As of that date, we had 74,309 employees globally, with 28,424 employees located in the U.S. and 45,885 located outside the U.S. As permitted under the “5% de minimis exemption” of the pay ratio disclosure rule, we excluded all employees in 30 countries(1), which totaled 2,952, or 4%, of our total employee population.

After the exclusions, 28,424 employees in the U.S. and 42,933 employees located outside the U.S. were considered for identifying the median employee. To identify the median employee, we used annualized base pay as of August 31, 2021, as our consistently applied compensation measure. For salaried employees, this included annualized base salary. For hourly employees, this included annual hourly wages excluding overtime, bonuses, or other earnings. Base pay was annualized for permanent employees not employed a full year in 2021. Base pay paid in foreign currencies was converted to U.S. dollars based on exchange rates in effect on August 29, 2021, which is considered the August year-to-date average exchange rate.

2024 PROXY STATEMENT	81

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Using this methodology, we identified our median employee to be a full-time, hourly employee located in the U.S. The annual total compensation was calculated in accordance with the SEC rules applicable to the Summary Compensation Table. The annual total compensation of our employee identified at median using the above methodology for fiscal 2023 was $94,247. Mr. May’s annual total compensation as presented in the Fiscal 2023 Summary Compensation Table was $26,722,519. Calculated in this manner, the ratio of the CEO’s total compensation to our median employee’s total compensation for fiscal 2023 was about 284 to 1.

(1)	The countries and approximate number of employees excluded from the calculation are as follows: Australia (365), Austria (26), Belarus (36), Bonaire, Sint Eustatius and Saba (3), Bulgaria (16), Denmark (28), Estonia (11), Georgia (7), Hungary (20), Ireland (22), Italy (92), Japan (25), Latvia (9), Lithuania (19), Malaysia (34), Netherlands (215), Norway (59), Philippines (15), Poland (287), Romania (31), Serbia (11), Singapore (65), South Africa (163), Sweden (157), Switzerland (659), Taiwan (36), Thailand (94), Turkey (56), Ukraine (54), and United Kingdom (337).

pay versus performance Disclosure

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (PEO) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Pay versus Performance

			Average	Average	Value of Initial
	Summary		Summary	Compensation	Fixed $100 Investment			Operating
	Compensation	Compensation	Compensation Table	Actually Paid	based on:(4)			Return on
Fiscal	Table Total	Actually Paid	Total for Non-PEO	to Non-PEO		Peer Group		Operating
Year	for PEO(1) ($)	to PEO(1)(2)(3) ($)	NEOs(1) ($)	NEOs(1)(2)(3) ($)	TSR ($)	TSR ($)	Net Income(5)	Assets(6)
2023	$26,722,519	$28,995,124	$7,763,381	$8,503,136	165.72	133.62	10,155	52.5%
2022	$20,300,151	$38,631,080	$5,243,700	$8,863,842	179.84	128.81	7,130	39.8%
2021	$19,912,826	$48,000,087	$6,571,828	$15,050,369	153.17	139.83	5,965	38.1%

(1)	Mr. May was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023
Ryan D. Campbell	Ryan D. Campbell	Ryan D. Campbell
Marc A. Howze	Marc A. Howze	Joshua A. Jepsen
Rajesh Kalathur	Joshua A. Jepsen	Cory J. Reed
Cory J. Reed	Mary K. W. Jones	Justin R. Rose
Rajesh Kalathur
Cory J. Reed

(2)	Compensation Actually Paid amounts are calculated using the fair value or change in fair value, as applicable, of equity award adjustments in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant.
(3)	Compensation Actually Paid reflects adjustments made to total compensation amounts as reported in the Summary Compensation Table for the applicable year for the PEO and Non-PEO NEOs, as set forth below, computed in accordance with Item 402(v) of Regulation S-K. Equity values are calculated in accordance with FASB ASC Topic 718.

				Exclusion of
	Summary	Exclusion of	Inclusion of	Stock Awards
	Compensation	Change in	Pension Service	and Option	Inclusion of	Compensation
Fiscal	Table Total for	Pension Value for	Cost for	Awards for	Equity Values for	Actually Paid to
Year	John C. May(1) ($)	John C. May ($)	John C. May ($)	John C. May ($)	John C. May ($)	John C. May ($)
2023	$26,722,519	$(436,715)	$313,488	$(18,180,007)	$20,575,839	$28,995,124
2022	$20,300,151	$—	$413,778	$(11,234,238)	$29,151,389	$38,631,080
2021	$19,912,826	$(741,736)	$384,230	$(9,290,187)	$37,734,954	$48,000,087

	Average			Exclusion of
	Summary	Exclusion of	Inclusion of	Average Stock	Inclusion of	Average
	Compensation	Average Change in	Average Pension	Awards and Option	Average Equity	Compensation
Fiscal	Table Total for	Pension Value for	Service cost for	Awards for	Values for	Actually Paid to
Year	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)
2023	$7,763,381	$(83,812)	$86,951	$(4,788,595)	$5,525,211	$8,503,136
2022	$5,243,700	$—	$189,347	$(1,924,893)	$5,355,688	$8,863,842
2021	$6,571,828	$(339,277)	$232,162	$(2,121,595)	$10,707,251	$15,050,369

82	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Inclusion of
	Year-End		Inclusion of
	Fair Value of		Vesting Date	Inclusion of	Exclusion of Prior
	Equity Awards	Inclusion of	Fair Value of	Change in Fair	Year-End Fair
	Granted During	Change in	Equity Awards	Value of Equity	Value of Equity	Inclusion of
	the Year That	Fair Value from	Granted During	Awards Granted	Awards Granted	Dividends or Other
	Remained	Last Day of Prior	the Year that	in Prior Years	in Prior Years	Earnings Paid on
	Unvested at	Year to	Vested During	that Vested in	that Failed to Vest	Equity Awards Not	Total - Inclusion
	Applicable	Applicable	the Applicable	the Applicable	in the Applicable	Otherwise	of Equity
Fiscal	Year-End for	Year-End for	Year for	Year for	Year for	Included for	Values for
Year	John C. May(1) ($)	John C. May ($)	John C. May ($)	John C. May ($)	John C. May ($)	John C. May ($)	John C. May ($)
2023	$21,044,235	$(3,635,148)	$—	$3,166,752	$—	$—	$20,575,839
2022	$19,417,988	$8,756,697	$—	$976,704	$—	$—	$29,151,389
2021	$19,345,052	$17,530,496	$—	$859,406	$—	$—	$37,734,954

Inclusion of
	Average Year-End		Inclusion of		Exclusion of
	Fair Value of		Average Vesting	Inclusion of	Average Prior
	Equity Awards	Inclusion of	Date Fair Value	Average Change in	Year-End Fair	Inclusion of
	Granted During	Average Change in	of Equity Awards	Fair Value of	Value of Equity	Average Dividends
	the Year That	Fair Value from	Granted During	Equity Awards	Awards Granted	or Other Earnings
	Remained	Last Day of Prior	the Year that	Granted in Prior	in Prior Years	Paid on Equity
	Unvested at	Year to	Vested During	Years that Vested	that Failed to Vest	Awards Not	Total - Average
	Applicable	Applicable	the Applicable	in the Applicable	in the Applicable	Otherwise	Inclusion of
Fiscal	Year-End for	Year-End for	Year for	Year for	Year for	Included for	Equity Values for
Year	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)	Non-PEO NEOs ($)
2023	$5,552,601	$(430,014)	$—	$402,624	$—	$—	$5,525,211
2022	$3,292,511	$1,744,493	$—	$318,684	$—	$—	$5,355,688
2021	$4,330,904	$5,892,939	$—	$483,408	$—	$—	$10,707,251

Please note that any columns included in the inclusion of Equity Values tables that contain a “—” did not have an amount in that category for that year.

(4)	The Peer Group TSR set forth in this table utilizes the S&P 500 Industrials Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended October 29, 2023. The comparison assumes $100 was invested for the period starting November 1, 2020, through the end of the listed year in the Company and in the S&P 500 Industrials Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)	Represents the amount of total net income, in millions, as reported in the Company’s audited GAAP financial statements for each applicable fiscal year, in accordance with rules adopted by the SEC.
(6)	We determined Operating Return on Operating Assets (OROA) to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in fiscal 2023. OROA is a non-GAAP financial measure used in our Short-Term Incentive plan, and the calculation of, and adjustments to, this measure are described in the Compensation Discussion and Analysis section above. Please refer to Appendix B, “Deere & Company Non-GAAP and Key Performance Measures” for the calculation of OROA. This performance measure may not have been the most important financial performance measure for years 2022 and 2021 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Pay versus performance comparative disclosure

In accordance with Item 402(v)(5) of Regulation S-K, the Company is providing the following descriptions of the relationships between the information presented in the table above.

2024 PROXY STATEMENT	83

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Compensation Actually Paid and Company TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years:

Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years:

Compensation Actually Paid and Company-Selected Measure(1)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Company-Selected Measure during the three most recently completed fiscal years:

(1)	OROA is a non-GAAP measure. See Appendix B for details.

84	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Company TSR and Peer Group TSR

The following chart compares our cumulative TSR over the three most recently completed fiscal years to that of the S&P 500 Industrials Index over the same period:

Tabular List of Most Important Financial Performance Measures

The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2023 to Company performance. The measures in this table are not ranked.

Operating Return on Operating Assets (OROA)(1)
Operating Return on Sales (OROS)(1)
Shareholder Value Added (SVA)(1)
Relative Total Shareholder Return (TSR)
Relative Revenue Growth
Return on Equity (ROE)
(1)	OROA, OROS, and SVA are non-GAAP measures. See Appendix B for details.

2024 PROXY STATEMENT	85

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Equity Compensation Plan Information

The following table shows the total number of outstanding options and shares available for future issuances under our equity compensation plans as of October 29, 2023:

	Number of Securities to be	Weighted-Average	Number of Securities Remaining
	Issued Upon Exercise of	Exercise Price of	Available for Future Issuance Under Equity
	Outstanding Options,	Outstanding Options,	Compensation Plans (excluding securities
Plan Category	Warrants, and Rights (a)	Warrants, and Rights (b)	reflected in column a) (c)
Equity Compensation Plans Approved by Security Holders	2,462,956(1)	$190.08	16,588,259(2)
Equity Compensation Plans Not Approved by Security Holders(3)	—	—	—
Total	2,462,956		16,588,259
(1)	This amount includes 680,912 PSUs and RSUs awarded under the John Deere 2020 Equity and Incentive Plan and 87,077 RSUs awarded under the Nonemployee Director Stock Ownership Plan. Under the John Deere 2020 Equity and Incentive Plan, the PSUs are payable in stock after the three-year performance period is ended and the RSUs are payable in stock no earlier than one year from grant date. The number of shares reflects the maximum number of shares that may be earned under the PSUs. Under the Nonemployee Director Stock Ownership Plan, RSUs are payable only in stock upon retirement. The weighted-average exercise price information in column (b) does not include these units.
(2)	This amount includes 491,592 shares available under the Nonemployee Director Stock Ownership Plan for future awards of restricted stock or RSUs and 16,096,667 shares available under the John Deere 2020 Equity and Incentive Plan. Under the John Deere 2020 Equity and Incentive Plan, Deere may award shares in connection with stock options and stock appreciation rights, performance awards, restricted stock or restricted stock equivalents, or other awards consistent with the purposes of such plan as determined by the Committee. In addition, shares covered by outstanding awards become available for new awards if the award is forfeited or expires before delivery of the shares.
(3)	Deere has no equity compensation plans that have not been approved by stockholders.

86	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL
03

RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors unanimously recommends that you vote FOR the ratification of the independent registered public accounting firm for fiscal 2024.

2024 PROXY STATEMENT	87

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

independent registered public accounting firm

The Audit Review Committee is directly responsible for the appointment, oversight, compensation, and retention of the independent registered public accounting firm that audits Deere’s financial statements and our internal control over financial reporting. The Audit Review Committee has approved the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for fiscal 2024 and the current lead auditor, Claudine Hollack, was appointed in 2021.

Deloitte & Touche LLP and its predecessors have acted as our independent registered public accounting firm since 1910. The Audit Review Committee believes that the continued retention of Deloitte & Touche LLP to serve as the independent registered public accounting firm for Deere is in the best interests of the Company and its shareholders. The benefits of a long-term engagement by an auditor include:

◾ ◾
AUDIT QUALITY	◾ Enabled by Deloitte & Touche LLP’s understanding and expertise of the Company’s global business, accounting practices, and internal control over financial reporting
COMPETITIVE FEES	◾ Enabled by Deloitte & Touche LLP’s deep understanding of the Company’s global business
EFFICIENCY AND EFFECTIVENESS	◾ Enabled by Deloitte & Touche LLP’s familiarity with the Company and the avoidance of time and expense related to new auditor onboarding

In addition to the benefits of a long-term engagement, the Audit Review Committee considers many factors when selecting the independent registered public accounting firm, including:

The quality and efficiency of services through global capabilities offered by the independent registered public accounting firm	The appropriateness of the independent registered public accounting firm’s fees	The quality and candor of communications between the independent registered public accounting firm and the Audit Review Committee and management

Shareholder ratification of appointment

The Audit Review Committee and the Board are requesting that shareholders ratify Deloitte & Touche LLP’s appointment as a means of soliciting shareholders’ opinions and as a matter of good corporate practice. The affirmative vote of a majority in voting power of the shares present in person or by proxy and entitled to vote on this matter is required to ratify the selection of Deloitte & Touche LLP. If the shareholders do not ratify the selection, the Audit Review Committee will consider any information submitted by the shareholders in connection with the selection of the independent registered public accounting firm for the next fiscal year. Even if the selection is ratified, the Audit Review Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Review Committee believes such a change would be in the best interests of Deere and its shareholders.

We expect a representative of Deloitte & Touche LLP to attend the Annual Meeting. This representative will have an opportunity to make a statement and to respond to appropriate questions.

88	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Fees Paid to the Independent Registered Public Accounting Firm

The following table summarizes the aggregate fees billed for professional services by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, Limited, and their respective affiliates for fiscal 2023 and 2022:

Plan Category	2023	2022
Audit Fees(1)	$21,701,000	$19,148,000
Audit-Related Fees(2)	$1,041,000	$1,364,000
Tax Fees(3)	$250,000	$116,000
All Other Fees	$—	$—
Total	$22,992,000	$20,628,000
(1)	Audit fees include amounts charged in connection with the audit of Deere’s annual financial statements and review of the financial statements included in Deere’s Quarterly Reports on Form 10-Q, including services related thereto such as comfort letters, statutory audits, attest services, consents, and accounting consultations.
(2)	Audit-related fees include amounts charged for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These services included audits of financial statements of employee benefit plans, various attestation services, and other consultations.
(3)	Tax fees include amounts charged for tax advice and assistance regarding statutory, regulatory, and administrative developments in response to the United States Tax Reform, business acquisitions, and tax planning.

PRE-APPROVAL OF SERVICES BY THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Review Committee has adopted a policy for pre-approval of audit and permitted non-audit services provided by Deere’s independent registered public accounting firm. The Audit Review Committee will consider annually and, if appropriate, approve the provision of audit services by its independent registered public accounting firm. The Audit Review Committee will consider and, if appropriate, pre-approve the provision of defined audit and non-audit services. The Audit Review Committee also will consider on a case-by-case basis and, if appropriate, approve specific services that are not otherwise pre-approved.

Any proposed engagement that has not been pre-approved may be presented to the Audit Review Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Review Committee or one or more committee members. The member or members who have delegated authority to approve services between regular meetings will report any specific approvals to the Audit Review Committee at its next regular meeting. The Audit Review Committee regularly reviews summary reports detailing all services being provided to Deere by its independent registered public accounting firm. All of the audit and non-audit services provided to us by Deloitte & Touche LLP in fiscal 2023 were approved in accordance with this policy.

2024 PROXY STATEMENT	89

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Audit Review Committee Report

The Audit Review Committee consists of the following members of the Board of Directors: Leanne G. Caret (Chair), Alan C. Heuberger, Clayton M. Jones, Gregory R. Page, and Sherry M. Smith. Each of the members is independent as defined under the rules of the New York Stock Exchange (NYSE) and the Securities and Exchange Commission (SEC).

Management is responsible for establishing and maintaining Deere’s internal control over financial reporting and for preparing financial statements in accordance with accounting principles generally accepted in the United States. Deloitte & Touche LLP is responsible for performing an independent audit of Deere’s annual consolidated financial statements and internal control over financial reporting in accordance with the standards established by the Public Company Accounting Oversight Board (United States) (PCAOB). The Audit Review Committee is responsible for overseeing these activities.

The Audit Review Committee has reviewed and discussed with management Deere’s audited financial statements as of and for the three fiscal years ended October 29, 2023. The Audit Review Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by applicable requirements of the PCAOB and the SEC. The Audit Review Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Review Committee concerning independence and has discussed with them their independence. The Audit Review Committee has concluded that Deloitte & Touche LLP’s provision of audit and non-audit services to Deere is compatible with their independence.

On at least a quarterly basis, the Audit Review Committee meets in executive session with Deere management and the Deere internal audit staff, as well as separately with Deloitte & Touche LLP.

Based on the reviews and discussions referred to above and exercising our business judgment, the Audit Review Committee recommended to the Board of Directors that the financial statements referred to above be included in Deere’s Annual Report on Form 10-K for the fiscal year ended October 29, 2023, for filing with the SEC.

Audit Review Committee

Leanne G. Caret Chair	Alan C. Heuberger	Clayton M. Jones

Gregory R. Page	Sherry M. Smith

90	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SHAREHOLDER PROPOSALS

OTHER MATTERS FOR VOTE

For the reasons stated, the Board of Directors unanimously recommends that you vote AGAINST each of the shareholder proposals.

2024 PROXY STATEMENT	91

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

SHAREHOLDER PROPOSALS

We expect the following proposals to be presented at the Annual Meeting, although if any proposal is not properly presented by or on behalf of its respective proponent, it will not be voted on. Following SEC rules, other than minor formatting changes, we are reprinting each proposal and supporting statement as submitted to us and we take no responsibility for the content. We will provide the address of each respective proponent promptly upon request to our Corporate Secretary at the address listed under the “2025 Shareholder Proposals and Nominations” section below.

Shareholder Proposal	Board Voting Recommendation	Rationale
04	Against

Customer and Company Sustainability Congruency Report

The Board recommends shareholders vote against the proposal on a customer and company sustainability congruency report since we designed our Smart Industrial Operating Model and Leap Ambitions around our customers and the concept that we can help to unlock value for them, and believe that our efforts benefit the industries we serve, our customers, and ultimately our revenue. Our public sustainability reports already contain information on our sustainability strategy and its alignment with our customers.

05	AGAINST

Civil Rights, Non-Discrimination, and Return to Merit Audit

The Board recommends shareholders vote against the proposal on a civil rights, non-discrimination, and return to merit audit since Deere is committed to the principles of equal employment opportunity and anti-discrimination and harassment for all individuals regardless of protected class, and conducting an audit would not meaningfully benefit shareholders.

06	AGAINST

Shareholder Ratification of Golden Parachutes

The Board recommends shareholders vote against the proposal on ratification of golden parachutes since we do not have individually negotiated employment agreements with NEOs that would entitle them to individually negotiated golden parachutes, and any severance or termination payment to which a NEO may become entitled upon separation arises from compensation plans within our executive compensation program, which have been designed with reasonable and appropriate limits, including a 2.99x multiplier on base salary plus target short-term incentive bonus applicable to our CEO under the Change in Control Severance Program. An arbitrary cap on termination payments, as sought by the proposal, is not necessary in light of these circumstances.

92	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL 04

We expect the National Legal and Policy Center to present the following proposal at the Annual Meeting. The proponent has indicated that it beneficially owns at least eight shares of John Deere common stock.

customer and company sustainability congruency report

Supporting Statement: Deere and Company (“Company”), best known for its heavy machinery products powered by fossil fuels, has long enjoyed – and still maintains – a core customer base of which the majority consists of three major industries: agriculture, forestry and construction/mining.

Other than energy extraction and transportation, perhaps no other industries have been targeted by alarmist pressure groups as these serviced by Deere have. Yet rather than preserve and protect them from such assaults – which produce nothing beneficial environmentally or economically – instead the Company embraces their hostile agenda both in rhetoric and in action.

In its operations, Deere promotes its compliance with this agenda with what it has branded as “Leap Ambitions.” Examples include:1

◾	a “50% reduction of operational [carbon dioxide equivalent] emissions…by 2030;”
◾	That it “surpassed its 2022 renewable electricity goal by achieving nearly 59 percent renewable electricity as of the end of 2022;”
◾	That it accomplished its operational greenhouse gas reduction goals, in part, by its “partnership with Mesquite Sky Wind…the energy it supplies is equivalent to more than 20% of our global electricity footprint;”
◾	That it “has secured long-term agreements through 2030 for projects…[that] will achieve more than 50% of global renewable electricity in Germany, Spain, the Netherlands, India, Mexico, and Brazil;”
◾	That its GHG reduction goals were validated by the Science Based Targets initiative, which are allegedly “consistent with what’s required to keep global warming to 1.5°C, which is needed to prevent the most damaging effects of climate change, according to the latest climate science.”[2]

The Company’s perception of the “science” and its approach to “solutions” are both deeply flawed, and severely damage the farm, forestry, and construction/mining sectors. The expansion of costly wind and solar energy require massive swaths of land, much of which is converted from agricultural use or necessitates clear-cutting of forests.3 Several studies have shown that wind farms raise ground level temperatures, which could become a significant problem as more are built (as is projected).4 Deere’s use of the term “equivalent” denotes participation in offsets or credits schemes, which are widely viewed as scams.5 And the 1.5°C goal is a target established by political operatives and sycophantic media, not scientific expertise.6

There is little doubt that politically-driven decarbonization plans cause significant hardships to Deere’s core client industries.

Resolved: Deere & Company shall publish a report, at reasonable expense, analyzing the congruency of the Company’s policies in support of greenhouse gas reduction and renewable energy use, with those priorities’ effects on the ongoing viability of the industries that constitute the vast majority of the Company’s revenue base – and therefore Deere’s own future.

1 https://www.deere.com/en/our-company/sustainability/emissions/.

2 https://www.newswire.ca/news-releases/john-deere-receives-sbti-validation-of-greenhouse-gas-emission-reduction-targets-813095384.html.

3 https://www.motherjones.com/environment/2023/04/electrify-everything-scope-data/.

4 https://cowboystatedaily.com/2023/05/05/studies-show-wind-farms-raise-temperatures-and-impact-could-become-significant-as-more-are-built/.

5 https://www.washingtonpost.com/travel/2023/04/17/carbon-offsets-flights-airlines/.

6 https://www.sec.gov/Archives/edgar/data/70858/000109690623000735/nlpc_px14a6g.htm.

2024 PROXY STATEMENT	93

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Deere’s statement in opposition to proposal 04

The Board has given careful consideration to this shareholder proposal and has concluded for the reasons described below that adoption of this proposal is unnecessary and not in the best interests of Deere and its shareholders. The Board recommends a vote AGAINST this shareholder proposal.

Deere’s Smart Industrial Operating Model and Leap Ambitions are designed to boost economic value and sustainability for our customers.

John Deere developed the first commercially successful, self-scouring steel plow in 1837, beginning the legacy that has become the company we are today. For almost 200 years, we have served our customers. Today, we are leveraging our knowledge about our customers to deliver products and solutions that are designed to help them be more productive, more efficient, and more sustainable in their operations. We developed our Smart Industrial Operating Model, which we began implementing in 2020, around the concept that we can help to unlock value for our customers. One of the key insights of the operating model is that sustainability is highly congruent with the interests of our customers and the industries we serve. In fact, we believe better sustainability outcomes often directly lead to better economic outcomes for our customers.

We announced our Leap Ambitions in 2022, which are focused goals that measure the results of this operating model and are designed to boost economic value and sustainability for our customers. We believe we have made significant progress in helping our customers achieve better outcomes with fewer resources. Several examples of this progress tied to Leap Ambitions are set forth below:

Customers	Leap Ambition	Product	How the Products Are Designed to Help Our Customers
Agriculture	Improvement in Crop Protection Efficiency	See & Spray™ and See & Spray™ Ultimate

The inputs customers use to protect the crops they grow represent a significant portion of an average row crop producer’s budget. Traditional broadcast application of these herbicides, insecticides, and fungicides results in inefficiencies. Our See & Spray™ technology allows for targeted spraying applications, resulting in fewer chemicals being sprayed where they are not needed. See & Spray™ Ultimate can be used to broadcast fungicide and target spray herbicide, combining two passes into one, which can mean fewer trips through the field to save farmers time and fuel, and reduce CO2e emissions.

Agriculture	Improvement in Nitrogen Use Efficiency	ExactShot™

ExactShot™ was designed to help optimize starter fertilizer usage by targeting only the seed during a planting pass, which could result in reducing the amount of in-furrow starter fertilizer. We believe this could save a significant amount of starter fertilizer used annually and aid in labor usage and reduce fuel consumption by eliminating extra trips through the field.

Construction & Forestry	Increasing Adoption of Grade Management and Intelligent Boom Control	Grade Management and Intelligent Boom Control

By using smart technology to enhance machine performance and efficiency, productivity could be improved to save time and resources like fuel to complete a job. Adoption of Intelligent Boom Control in forestry operations could help create efficiencies by enabling less-experienced operators to be more productive and consistent. We believe adoption of these technologies helps to improve the overall cost structure for our customers.

Even the greenhouse gas emission reduction target in the Leap Ambitions could benefit the industries in which we operate and our customers beyond simply decreasing CO2e emissions. For example, we are working to develop a more efficient internal combustion engine that would burn less fuel per unit of work than a standard 6.8L engine and an updated 13.6L engine with performance improvements and reduced fuel consumption over previous models. We believe these more efficient engines could help our customers improve profitability and productivity by saving both fuel and time.

94	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Our sustainability-related goals are designed to positively impact our customers and help support, rather than detract from, the ongoing viability and sustainability of their industries. We are working to improve our customers’ profitability by reducing the amount of inputs—particularly time, labor, and fuel—necessary to accomplish the same work (and in many cases, more work), while also promoting safety and reducing emissions. We believe these efforts benefit the industries we serve, our customers, and ultimately, our revenue.

Deere’s public sustainability reports already contain the information requested by the proposal.

Since 2019, we have released an annual, publicly available report, previously known as the sustainability report and going forward referred to as the Business Impact Report, outlining our progress towards delivering more sustainable solutions for customers, employees, dealers, suppliers, shareholders, and supported communities. The 2021 and 2022 reports include analyses of the impact of our pursuit of the Leap Ambitions and detail the progress we have made with respect to these goals and their impact on our customers. Our sustainability reports are available on our website.

These public disclosures address the proposal’s underlying concerns by providing our assessment of how our sustainability-related goals impact (and ultimately benefit) the industries we serve. The proposal’s request to prepare a report assessing the impact of these goals on our customers would therefore be duplicative of the many public reports about our sustainability-related goals we already issue and so would not provide meaningful benefit to shareholders.

FOR THE REASONS STATED, DEERE’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 04 REGARDING A CUSTOMER AND COMPANY SUSTAINABILITY CONGRUENCY REPORT

2024 PROXY STATEMENT	95

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL 05

We expect the National Center for Public Policy Research to present the following proposal at the Annual Meeting. The proponent has indicated that it beneficially owns shares of John Deere common stock with a market value of more than $2,000.

civil rights, non-discrimination, and return to merit audit

Resolved: Shareholders of Deere & Company (“the Company”) request that the Board of Directors commission an audit analyzing the impacts of the Company’s Diversity, Equity & Inclusion (DEI) policies on civil rights, non-discrimination and return to merit, and the impacts of those issues on the Company’s business. The audit may, in the Board’s discretion, be conducted by an independent and unbiased third party with input from civil rights organizations, public-interest litigation groups, employees and shareholders of a wide spectrum of viewpoints and perspectives. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on the Company’s website.

Supporting Statement: Under the guise of ESG, corporations have allocated significant resources and attention towards implementing so-called anti-discrimination measures into workplace practices and hiring. Across the political spectrum, all agree that employee success should be fostered and that no employees should face discrimination, but there is much disagreement about what nondiscrimination means.

Many companies – including Bank of America, American Express, Verizon, Pfizer, CVS and even John Deere itself1 – have adopted DEI programs, trainings and officers that seek to establish racial and social “equity.” But in practice, what “equity” really means is the distribution of pay and authority on the basis of race, sex, orientation and ethnic categories rather than by merit.

Where adopted, such programs have raised significant objections, including the concern that the programs and practices themselves are deeply racist, sexist, otherwise discriminatory, and potentially in violation of the Civil Rights Act of 1964.2 And that by devaluing merit, corporations have sacrificed employee competence and morale – and therefore productivity – to the altar of “diversity.”

These practices create massive reputational, legal and financial risk. If the Company is, in the name of so-called “equity,” committing illegal or unconscionable discrimination against employees deemed “non-diverse,” then the Company will suffer in myriad ways – all of them both unforgivable and avoidable.

In developing the audit and report, the Company should consult civil-rights and public-interest law groups, but it must not compound error with bias by relying only on left-leaning organizations. It must consult groups across the spectrum of viewpoints, including right-leaning civil-rights groups representing people of color – such as the Woodson Center3 or Project 214 – and groups that defend the rights and liberties of all Americans.

Similarly, when including employees in the audit, the Company must allow employees to speak freely and confidentially without fear of reprisal or disfavor. Too many employers have established company stances that themselves chill contributions from employees who disagree with the company’s asserted positions, and then have pretended that the employees who have been empowered by the companies’ partisan positioning represent the true and only voice of all employees. This by itself creates a deeply hostile workplace for some groups of employees, and is both immoral and likely illegal.

1 https://www.city-journal.org/bank-of-america-racial-reeducation-program; https://www.city-journal.org/verizon-critical-race-theory-training; https://nypost.com/2021/08/11/american-express-tells-its-workers-capitalism-is-racist/; https://www.foxbusiness.com/politics/cvs-inclusion-training-critical-race-theory; https://www.msn.com/en-us/money/other/pfizer-sets-race-based-hiring-goals-in-the-name-of-fighting-systemic-racism-gender-equity-challenges/ar-AAOiSwJ; https://www.deere.com/en/our-company/john-deere-careers/benefits/diversity/

2 https://www.americanexperiment.org/survey-says-americans-oppose-critical-race-theory/; https://www.newsweek.com/majority-americans-hold-negative-view-critical-race-theory-amid-controversy-1601337

3 https://woodsoncenter.org/

4 https://nationalcenter.org/project-21/

96	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Deere’s statement in opposition to proposal 05

The Board has given careful consideration to this shareholder proposal and has concluded for the reasons described below that adoption of this proposal is unnecessary and not in the best interests of Deere and its shareholders. The Board recommends a vote AGAINST this shareholder proposal.

Deere is committed to treating all employees with fairness and respect.

We are committed to the principles of equal employment opportunity and anti-discrimination and harassment for all individuals regardless of race, color, religion, age, sex, sexual orientation, gender, gender identity or expression, national origin, geographic background, physical and/or mental disability, protected veteran status, or any other classification protected by applicable law.

We believe all employees should be treated fairly and with respect as clearly stated in our Code of Business Conduct (“Code”) and other company policies, such as our Global Policy Against Discrimination and Harassment. Our Code clearly defines what diversity, equity, and inclusion mean within our company:

Diversity	equity	Inclusion
Recognizing and valuing the uniqueness that every employee brings	Ensuring that all employees have a level playing field	Creating an organizational culture that values, respects, and develops all talent

To achieve our organizational goals, we need all types of diversity, including protected characteristics, such as race, age, gender, sexual orientation, as well as all the different experiences, talents, skills, and perspectives that make us unique.

	Equity means ALL employees are treated fairly and are empowered to lead and make decisions. Everyone has the opportunity to advance based on their talent, contribution, and aspirations.	Inclusion means our people’s unique contributions and perspectives are appreciated, recognized, empowered, and unleashed.

The proponent mischaracterizes this commitment to diversity, equity, and inclusion in two fundamental ways. First, the proposal suggests that our policies promoting these goals are discriminatory. Contrary to this assertion, we do not tolerate discrimination or harassment of any kind and have a long and proud history of valuing diversity of all kinds. We believe all employees should feel empowered to do their jobs without concern that they will be treated differently because of a protected characteristic. Our policies make clear that any such discriminatory treatment is prohibited. The Code and other company policies help us foster this environment where all employees can thrive.

Second, the proponent misrepresents our policies promoting diversity, equity, and inclusion as a devaluation of the merit of each individual. An individual’s ability to contribute and succeed in a job is, and has always been, the driving force behind our employment practices. Employment decisions are based on valid job requirements, and managers and supervisors are responsible for ensuring compliance with our equal employment opportunity practices. Our Code, company policies, and employment practices are designed to ensure compliance with applicable employment laws.

We believe that a diverse workforce is essential to our long-term success. We strive to foster an inclusive culture where our employees leverage their diverse backgrounds, perspectives, skills, and passions to fuel our next leap.

2024 PROXY STATEMENT	97

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Conducting an audit and preparing this report would not meaningfully benefit shareholders.

Conducting an audit and publishing an associated report, in consultation with a broad spectrum of civil-rights and public-interest law groups, as the proposal requires, would be a long and costly process with no meaningful benefit to Deere or its shareholders. Doing so would also be duplicative insofar as we already review and update our policies and training materials on a periodic basis. We also already regularly analyze workforce demographics and publish information in our sustainability reports and forthcoming Business Impact Report regarding the demographic composition of the Board of Directors and our U.S. workforce. Thus, Deere already addresses the core concerns of the proposal. An audit of the magnitude directed by the proposal would distract the Board and management from operating the business, while providing no meaningful value to shareholders.

We strive to foster a workplace where all voices are heard and included so that employees can bring their full selves to work. We believe that by enabling this environment, we encourage our workforce to innovate, grow, and achieve their aspirations, driving our success. We believe the proposal would not be an effective use of resources, nor provide any meaningful benefit to Deere or its shareholders.

5
FOR THE REASONS STATED, DEERE’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 05 REGARDING A CIVIL RIGHTS, NON-DISCRIMINATION, AND RETURN TO MERIT AUDIT

98	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

PROPOSAL 06

We expect John Chevedden to present the following proposal at the Annual Meeting. The proponent has indicated that he beneficially owns at least 25 shares of John Deere common stock.

shareholder ratification of golden parachutes

Proposal 06 – Shareholder Ratification of Golden Parachutes

Shareholders request that the Board seek shareholder approval of any senior manager’s new or renewed pay package that provides for severance or termination payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus. This proposal only applies to the Named Executive Officers.

“Severance or termination payments” include cash, equity or other pay that is paid out or vests due to a senior executive’s termination for any reason. Payments include those provided under employment agreements, severance plans, and change-in-control clauses in long-term equity plans, but not life insurance, pension benefits, or deferred compensation earned and vested prior to termination.

“Estimated total value” includes: lump-sum payments; payments offsetting tax liabilities, perquisites or benefits not vested under a plan generally available to management employees, post-employment consulting fees or office expense and equity awards if vesting is accelerated, or a performance condition waived, due to termination.

The Board shall retain the option to seek shareholder approval after material terms are agreed upon.

The current rules regarding Deere golden parachutes appear to be too lax because the 2023 shareholder support for this proposal was 41% in spite of 940-words of stern opposition from the Deere Board of Directors. The Deere Board of Directors did not indicate any flexibility in improving the rules regarding golden parachutes.

This proposal is relevant even if there are current golden parachute limits. A limit on golden parachutes is like a speed limit. A speed limit by itself does not guarantee that the speed limit will never be exceeded. Like this proposal the rules associated with a speed limit provide consequences if the limit is exceeded. With this proposal the consequences are a non-binding shareholder vote is required for unreasonably rich golden parachutes.

This proposal places no limit on long-term equity pay or any other type pay. This proposal thus has no impact on the ability to attract executive talent and does not discourage the use of long-term equity pay because it places no limit on golden parachutes. It simply requires that overly rich golden parachutes be subject to a non binding shareholder vote at a shareholder meeting already scheduled for other matters.

This proposal is relevant because the annual say on executive pay vote does not have a separate section for approving or rejecting golden parachutes.

This proposal topic also received between 51% and 65% support at:
FedEx (FDX)
Spirit AeroSystems (SPR)
Alaska Air (ALK)
AbbVie (ABBV)
Fiserv (FISV)

Please vote yes:
Shareholder Ratification of Golden Parachutes – Proposal 06

2024 PROXY STATEMENT	99

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Deere’s Statement in Opposition to proposal 06

The Board has given careful consideration to this shareholder proposal and has concluded for the reasons described below that adoption of this proposal is unnecessary and not in the best interests of Deere and its shareholders. The Board recommends a vote AGAINST this shareholder proposal.

Deere’s U.S. executive officers do not have individual employment or severance agreements that would entitle them to individually negotiated “golden parachute” payments.

We do not have employment agreements or severance agreements in place with any U.S. executive officer, which includes all named executive officers. No executive officer is a party to any individually negotiated agreement with us that would provide for a payment of a “golden parachute” upon termination. All executive officers are, therefore, subject to the limitations on severance payments described below, and not to any individually negotiated agreements.

Deere amended its Change in Control Severance Program (“CIC Severance Program”) to adjust the multiplier applicable to the CEO in the event of a change in control and a qualifying termination to 2.99 times.

During 2023, we invited shareholders representing more than 40% of outstanding share ownership to engage in conversations on a variety of topics, including our approach to our executive compensation program. Of those we contacted, shareholders representing approximately 30% of outstanding share ownership participated in meetings and offered us valuable insights. As appropriate, we made changes to components of our executive compensation program to address this feedback.

Specifically, in 2023, the Compensation Committee amended our CIC Severance Program to reduce the multiplier applicable to our chief executive officer, in the event of a change in control and a qualifying termination, from 3.0 times base salary and target short-term incentive for the fiscal year in which the termination occurs to 2.99 times, which is aligned with market practice and investor feedback. The multiplier applicable to our other executive officers was already set at 2 times base salary and target short-term incentive.

The proposal seeks to require the Board to seek shareholder approval for any “severance or termination payment”–defined by the proponent to include equity pursuant to change in control clauses in long-term equity plans–that would exceed 2.99 times the sum of the individual’s base salary plus target short-term bonus. We engaged on this specific topic with our shareholders in 2023 and they expressed that the treatment of equity upon separation should be governed by the terms of the applicable equity plan. To do as the proponent suggests would be to set an arbitrary cap that would be inconsistent with our shareholder-approved equity plan and the feedback we have received from shareholders on how to best align incentives between our executive officers and our shareholders.

100	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Deere has reasonable and appropriate limits for cash and equity payments triggered upon the separation of an executive.

Our executive compensation program addresses the severance or termination payments that would be made to a departing executive.

Form of Severance Payment	Source of Payment Obligation / Executive Compensation Plan	Description of Severance or Termination Payment under the Applicable Executive Compensation Plan
Cash	CIC Severance Program

Cash severance payments under the CIC Severance Program require a “double trigger,” which means that an executive is only entitled to a severance payment when there is both a change in control and a qualifying termination.

Cash severance payments under the CIC Severance program are limited to:

◾
in the case of our Chief Executive Officer, a maximum of 2.99 times, and
◾
in the case of all other executive officers, a maximum of 2 times,

base salary and target short-term incentive for the fiscal year in which termination occurs, plus a sum equal to contributions for the executive under our defined contribution plans.

See “Executive Compensation Tables – Fiscal 2023 Potential Payments upon Change in Control” in this Proxy Statement.

Cash	Long-Term Incentive Cash plan (“LTIC plan”)

Cash severance payments under the LTIC plan in connection with a change in control are limited to amounts based on actual performance results as of the change in control date for performance periods then in progress.

Payments are subject to a cap of 200% of target and any termination payment would not by itself reach a 2.99 times base salary and annual bonus threshold.

See “Executive Compensation Tables – Fiscal 2023 Potential Payments upon Change in Control” in this Proxy Statement.

Importantly, we have discontinued the use of the LTIC plan. Fiscal 2025 will be the last period with any potential LTIC payout. See “Preview of Executive Compensation Changes for Fiscal 2024” in this Proxy Statement for more details.

Equity	John Deere 2020 Equity and Incentive Plan and John Deere Omnibus Equity and Incentive Plan (together, the “Equity Plans”)

Acceleration of outstanding equity awards under either of the Equity Plans occurs only in the event of a “double-trigger.” This is the standard used by a substantial majority of public companies, is considered market best practice, and is consistent with the CIC Severance Program.

Shareholders see the value in aligning interests between the executives and shareholders upon an executive’s separation.

During our shareholder engagement, we heard from our shareholders that maintaining market competitive pay practices and aligning executives’ interests with those of shareholders in the event of a change in control is important. The Board believes that the severance payments due to its executives, if triggered pursuant to the compensation plans described above, encourage executives to remain with Deere during a change in control and align their interests with those of our shareholders when evaluating any such potential transaction. If adopted, the proposal could disincentivize change in control transactions where equity awards are forfeited upon a double-trigger termination, instead of accelerated. During what would be a turbulent time, these benefits are designed to prevent distraction and allow our executive officers to focus on the best interests of Deere and its shareholders. Adoption of this proposal could harm these long-term interests.

FOR THE REASONS STATED, DEERE’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 06 REGARDING SHAREHOLDER RATIFICATION OF GOLDEN PARACHUTES

2024 PROXY STATEMENT	101

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

ADDITIONAL INFORMATION

Voting and Meeting Information

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement because you owned shares of Deere common stock at the close of business on January 2, 2024, the record date, which entitles you to vote, either online during the virtual Annual Meeting or by proxy. This Proxy Statement describes the matters on which you are asked to vote so you can make an informed decision.

This Proxy Statement, together with our Annual Report for the fiscal year ended October 29, 2023, and a proxy card or a voting instruction form, will be mailed or can be accessed online on or about January 10, 2024. We refer to these documents collectively as Deere’s Proxy Solicitation Materials.

What is “Notice and Access” and why did Deere elect to use it?

We make the Proxy Solicitation Materials available to shareholders electronically under the Notice and Access regulations of the SEC. Specifically, most of our shareholders receive a Notice of Internet Availability (“Notice”) instead of a full set of Proxy Solicitation Materials in the mail. The Notice explains how to access and review the Proxy Solicitation Materials and how to vote at the meeting or by proxy. We believe this method of delivery expedites distribution of Proxy Solicitation Materials and also allows us to conserve natural resources and reduce the costs of printing and distributing these materials.

If you received a Notice but would prefer to receive printed copies of the Proxy Solicitation Materials in the mail, please follow the instructions in the Notice for requesting such materials.

How do I vote?

You can vote either online during the virtual Annual Meeting or by proxy without attending the meeting. To ensure a quorum, we urge you to vote whether or not you plan to participate in the virtual Annual Meeting. If you attend the virtual meeting and vote during the meeting, that vote will override your proxy vote.

To vote your shares, follow the instructions in the Notice, voting instruction form, or proxy card. Telephone and internet voting are available to all registered and most beneficial shareholders.

Shareholders voting by proxy may use one of the following three options:

www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability or proxy card.

BY INTERNET

(available for most shareholders)

You can vote your shares online at www.proxyvote.com. You will need the 16-digit control number on the Notice of Internet Availability, voting instruction form, or proxy card.

	BY MAIL (available for all shareholders) You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.	BY TELEPHONE (available for most shareholders) In the U.S. or Canada, you can vote your shares by calling 1- 800- 690- 6903.

Instructions to vote online during the virtual Annual Meeting can be found at www.virtualshareholdermeeting.com/DE2024. Have your Notice, proxy card, or voting instruction form available when you access the virtual meeting website the day of the meeting.

102	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

If your shares are held in “street name” by a bank, broker, or other holder of record, the information sent by your holder of record will explain the voting options available to you.

The telephone and internet voting facilities for shareholders will close at 11:59 p.m. Eastern Standard Time on February 27, 2024.

If you hold shares through one of our employee savings plans, your vote must be received by the plan administrator by February 23, 2024, or your plan shares will not be voted.

Can I change my vote or revoke my proxy?

Yes. At any time before your shares are voted by proxy at the virtual Annual Meeting, you may change your vote or revoke your proxy by:

Revoking it by written notice to Edward R. Berk, our Corporate Secretary, at the address on the Notice	Delivering a later-dated proxy (including a telephone or internet vote)	Voting online during the meeting

If you hold your shares in “street name,” please refer to the information sent by your bank, broker, or other holder of record for information about revoking or changing your proxy.

How many votes do I have?

You will have one vote for each share of Deere common stock that you owned at the close of business on January 2, 2024.

How many shares are entitled to vote?

There were 279,989,859 shares of Deere common stock outstanding as of January 2, 2024 and entitled to vote at the virtual Annual Meeting.

How many votes must be present to hold the meeting?

Under our bylaws, a majority in voting power of the shares entitled to vote at the Annual Meeting must be present online at the virtual Annual Meeting or represented by proxy to constitute a quorum for the Annual Meeting. Abstentions and shares represented by “broker non-votes” (explained on the following page) will be counted as present and entitled to vote for purposes of determining a quorum.

How many votes are needed for the proposals to pass?

In an uncontested election, such as this one, nominees for director who receive a majority of “for” votes cast (meaning the number of shares voted “for” a nominee exceeds the number of shares voted “against” that nominee) will be elected. If an incumbent director nominee does not receive a majority of “for” votes cast in an uncontested election, our bylaws require the director to promptly tender a written resignation to the Board. After receiving a recommendation from the Corporate Governance Committee, the Board will determine whether to accept or reject the resignation and will publicly disclose its decision and the rationale behind it within 90 days of the date the election results are certified.

If the number of nominees exceeds the number of directors to be elected (i.e., a contested election), the nominees who receive a plurality of the votes cast will be elected as directors.

Each of the other proposals will be approved if the affirmative vote of a majority in voting power of the shares present virtually or by proxy and entitled to vote thereon is cast in favor of the proposal.

2024 PROXY STATEMENT	103

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

What if I abstain from voting or vote “abstain”?

If you abstain from voting or vote “abstain” your shares will:

Be counted as present for purposes of determining whether there are enough votes to constitute a quorum;	Have no effect on the outcome of the election of directors; or	Count as a vote against the other proposals to be considered at the meeting.

What if I don’t return my proxy card and don’t attend the Annual Meeting?

If your shares are registered in your own name with our transfer agent and you do not vote, your shares will not be voted at all.

If you hold your shares in “street name” and you do not give your bank, broker, or other holder of record specific voting instructions, your record holder may vote your shares on the ratification of the independent registered public accounting firm but may not vote your shares on any other matter that comes before the Annual Meeting. If you do not provide voting instructions on these other matters, the votes will be considered “broker non-votes.” Broker non-votes will be counted as present for purposes of determining whether there is a quorum but will not affect the outcome of any proposal.

What happens if a nominee for director declines or is unable to accept election?

If you vote by proxy and unforeseen circumstances make it necessary for the Board to substitute another person for a nominee, the designated proxy will vote your shares for that other person.

Is my vote confidential?

Yes. The tabulator, the proxy solicitation agent, and the inspectors of voting must comply with confidentiality guidelines that prohibit disclosure of votes to Deere. The tabulator of the votes and at least one of the inspectors of voting will be independent of Deere and our officers and directors. The only time your voting records will be disclosed is (i) as required by law, (ii) to the inspectors of voting, or (iii) if the election is contested.

how do i attend the annual Meeting?

The virtual Annual Meeting affords our shareholders the same rights and opportunities as an in-person meeting.

You must be a holder of Deere shares as of the record date, January 2, 2024, to participate in, vote, or ask questions at the virtual Annual Meeting. Visit www.virtualshareholdermeeting.com/DE2024 and enter the 16-digit control number included in your Notice, proxy card, or the voting instruction form that accompanied your proxy materials as early as 9:45 a.m. Central Standard Time (CST) on February 28, 2024. The meeting will begin promptly at 10 a.m. CST on February 28, 2024. You may use guest access to view the virtual Annual Meeting without a 16-digit control number, but guests may not participate in, vote, or ask questions at the virtual Annual Meeting.

The virtual meeting platform is supported across browsers and devices running the most updated version of applicable software and plug-ins. Participants should give themselves plenty of time to log in, ensure they have a strong internet connection, and can hear streaming audio prior to the start of the meeting.

104	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

What if i have technical issues?

If you encounter technical difficulties with the virtual meeting platform on the meeting day, please call the technical support number that will be posted on the meeting website. Technical support will be available starting at 9:45 a.m. CST and until the end of the meeting.

how do i submit a question during the annual Meeting?

If you wish to submit a question during the meeting, after you log into the virtual meeting platform with your 16-digit control number at www.virtualshareholdermeeting.com/DE2024, you may type your question into the “Ask a Question” field and click “Submit.” Questions relevant to meeting matters will be answered during the meeting, subject to time constraints. Questions or comments that are substantially similar may be grouped and answered together to avoid repetition. Responses to questions relevant to meeting matters that we do not have time to address during the meeting will be answered within a week of the meeting by correspondence with the shareholder. Questions regarding personal matters or matters not relevant to meeting matters will not be answered.

Will the annual Meeting be recorded?

A replay of the meeting will be made available on our website at www.deere.com/stock after the meeting.

Annual Report

Will I receive a copy of Deere’s Annual Report?

We have either mailed the Annual Report to you with this Proxy Statement or sent you a Notice with the web address for accessing the Annual Report online.

How can I receive a copy of Deere’s FORM 10-K?

There are three ways to obtain, free of charge, a copy of our Annual Report on Form 10-K for the fiscal year ended October 29, 2023:

Visit the Investor Relations section of our website at www.deere.com/stock and look under “SEC Filings.”	Write to our Shareholder Relations Department at One John Deere Place, Moline, Illinois 61265-8098.	Search the SEC’s EDGAR database at www.sec.gov.

Electronic delivery of Deere’s proxy solicitation materials

The Proxy Statement and Annual Report are available on our website at www.deere.com/stock. Most shareholders can elect to view future proxy statements and annual reports online instead of receiving copies in the mail. You can choose this option and save us the costs of printing and mailing. For more information, please turn to the section entitled “Electronic Delivery of Proxy Materials.”

2024 PROXY STATEMENT	105

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Householding Information

What is “householding”?

If two or more shareholders reside at the same address and appear to be members of the same family, we will send single copies of either the Proxy Solicitation Materials or the Notice, as applicable, to that address unless one of the shareholders notifies us that they wish to receive individual copies. This procedure reduces printing and distribution costs related to the Annual Meeting. We do not rely on householding when we mail dividend checks.

If Proxy Solicitation Materials were delivered to an address that you share with another shareholder and you prefer to receive separate copies, please contact our Shareholder Relations Department at One John Deere Place, Moline, Illinois 61265-8098 or by phone at (309) 765-4491. We will promptly deliver a separate copy of the Proxy Solicitation Materials or the Notice, as applicable, upon written or oral request.

A number of brokerage firms have instituted householding. They will have their own procedures for shareholders who wish to receive individual copies of the Proxy Solicitation Materials.

How do I revoke my consent to the householding program?

To revoke your consent to householding, please contact Broadridge Investor Communication Solutions, Inc. either by calling (800) 542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

Other Matters

We do not know of any other matters that will be considered at the Annual Meeting. If any other appropriate business should properly come before the meeting, the Board will have discretionary authority to vote according to its best judgment.

2025 Shareholder Proposals and Nominations

Proposals for Inclusion in 2025 Proxy Statement

Next year’s Annual Meeting of Shareholders is expected to be held on February 26, 2025. If you intend to present a proposal at next year’s Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act, as amended (the “Exchange Act”), and you wish to have the proposal included in the proxy statement for that meeting, the Corporate Secretary must receive your proposal in writing at the address on the following page no later than September 12, 2024 and you must comply with the other regulatory requirements of Regulation 14A of the Exchange Act.

Director Nominations for Inclusion in 2025 Proxy Statement

A shareholder or a group of up to 20 shareholders that has owned at least 3% of our outstanding common stock for at least three years may nominate and include in our proxy statement candidates for our Board, subject to certain requirements. Any such nomination must be received at the address on the following page no earlier than the close of business on August 13, 2024, and no later than the close of business on September 12, 2024. Any such notice must meet the other requirements set forth in our bylaws.

106	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Other Proposals and Nominations

If you would like to present a proposal at next year’s Annual Meeting (other than pursuant to Rule 14a-8), or if you would like to nominate one or more directors at next year’s Annual Meeting (other than pursuant to the proxy access provisions of our bylaws) for inclusion in our proxy card or otherwise, you must comply with the advance notice provisions of our bylaws, which require among other things, that you provide written notice to the Corporate Secretary at the address below no earlier than the close of business on October 31, 2024 and no later than the close of business on November 29, 2024. However, if the date of next year’s Annual Meeting is more than 25 days before or after the anniversary of the date of this year’s Annual Meeting, then our Corporate Secretary must receive the notice no later than the close of business on the 15th day following the day on which notice of the date of next year’s Annual Meeting was mailed or public announcement of the date of next year’s Annual Meeting was made, whichever first occurs.

Directors may be nominated at the Annual Meeting only by or at the direction of, or authorization by, the Board, or by any shareholder entitled to vote at the meeting who provides the requisite notice satisfying all requirements of our bylaws as to time and proper form. Our bylaws require that such notice be updated as necessary as of specified dates prior to the Annual Meeting. A shareholder may obtain a copy of our bylaws by writing to our Corporate Secretary at the address below.

Where to Send All Proposals and Nominations

Proponents must submit shareholder proposals and recommendations for nomination as a director to the Corporate Secretary through email at CorporateSecretary@JohnDeere.com and in writing to the following address:

Corporate Secretary

Deere & Company

One John Deere Place

Moline, Illinois 61265-8098

The Corporate Secretary will forward the proposals and recommendations to the Corporate Governance Committee for consideration.

Cost of Solicitation

Deere pays for the Annual Meeting and the solicitation of proxies. In addition to soliciting proxies by mail, Deere has made arrangements with banks, brokers, and other holders of record to send proxy materials to you. We will reimburse them for their expenses in doing so.

We have retained Georgeson LLC, a proxy soliciting firm, to assist in the solicitation of proxies for an estimated fee not to exceed $20,000 plus reimbursement of certain out-of-pocket expenses. In addition to their usual duties, directors, officers, and certain other employees of Deere may solicit proxies personally or by telephone, fax, or e-mail. They will not receive special compensation for these services.

For the Board of Directors,

Edward R. Berk

Corporate Secretary

Moline, Illinois

January 10, 2024

2024 PROXY STATEMENT	107

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

APPENDICES

Appendix A

Director Independence Categorical Standards of Deere & Company Corporate Governance Policies

NEW YORK STOCK EXCHANGE STANDARDS OF INDEPENDENCE

A director may not be considered independent if the director does not meet the criteria for independence established by the NYSE and applicable law. A director is considered independent under the NYSE criteria if the Board finds that the director has no material relationship with the company. Under the NYSE rules, a director will not be considered independent if, within the past three years:

◾	The director has been employed by Deere, either directly or through a personal or professional services agreement
◾	An immediate family member of the director was employed by Deere as an executive officer
◾	The director receives more than $120,000 during any 12-month period in direct compensation from Deere, other than for service as an interim chairman or CEO and other than director and committee fees and pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service
◾	An immediate family member of the director receives more than $120,000 during any 12-month period in direct compensation from Deere, other than for service as a non-executive employee and other than director and committee fees and pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service
◾	The director was affiliated with or employed by Deere’s independent auditor
◾	An immediate family member of the director was a partner of Deere’s independent auditor, or was affiliated with or employed in a professional capacity by Deere’s independent auditor and personally worked on Deere’s audit
◾	A Deere executive officer has served on the compensation committee of a company that, at the same time, employed the director or an immediate family member of the director as an executive officer
◾	The director is employed, or an immediate family member of a director is employed, as an executive officer of another company and the annual payments to or received from Deere exceed in any of the last three fiscal years the greater of $1 million or 2% of such other company’s consolidated gross annual revenues

In addition, in determining the independence of any director who will serve on the Compensation Committee, the Board must consider all factors specifically relevant to determining whether the director has a relationship to Deere that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including but not limited to:

◾	The source of compensation of such director, including any consulting, advisory, or other compensatory fee paid by Deere to such director
◾	Whether such director is affiliated with Deere or an affiliate of Deere

108	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

CATEGORICAL STANDARDS OF INDEPENDENCE

The Board has established the following additional categorical standards of independence to assist it in making independence determinations:

BUSINESS RELATIONSHIPS

Any payments by Deere to a business employing, or 10% or more owned by, a director or an immediate family member of a director for goods or services, or other contractual arrangements must be made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. The following relationships are not considered material relationships that would impair a director’s independence:

◾	If a director or an immediate family member of the director is an officer of another company that does business with Deere and the annual sales to or purchases from Deere during such company’s preceding fiscal year are less than 1% of the gross annual revenues of such company
◾	If a director is a partner of or of counsel to a law firm, the director (or an immediate family member of the director) does not personally perform any legal services for Deere, and the annual fees paid to the firm by Deere during such firm’s preceding fiscal year do not exceed $100,000
◾	If a director is a partner, officer, or employee of an investment bank or consulting firm, the director (or an immediate family member of the director) does not personally perform any investment banking or consulting services for Deere, and the annual fees paid to the firm by Deere during such firm’s preceding fiscal year do not exceed $100,000

Relationships with Not-for-Profit Entities

A director’s independence will not be considered impaired solely for the reason that the director or an immediate family member is an officer, director, or trustee of a foundation, university, or other not-for-profit organization that receives from Deere or its foundation during any of the prior three fiscal years contributions in an amount not exceeding the greater of $1 million or 2% of the not-for profit organization’s aggregate annual charitable receipts during the entity’s fiscal year (any automatic matching of employee charitable contributions by Deere or its foundation is not included in Deere’s contributions for this purpose). All contributions by Deere in excess of $100,000 to not-for-profit entities with which the director is affiliated shall be reported to the Corporate Governance Committee and may be considered in making independence determinations.

For purposes of these standards, “Deere” shall mean Deere & Company and its direct and indirect subsidiaries, and “immediate family member” shall have the meaning set forth in the NYSE independence rules, as may be amended from time to time.

2024 PROXY STATEMENT	109

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

Appendix B

Deere & Company Non-GAAP and key performance Measures

Deere & Company presents Operating Return on Operating Assets (OROA), Operating Return on Sales (OROS), Operating Profit for the equipment operations, and Shareholder Value Added (SVA) as non-GAAP measures in this Proxy Statement. Return on Equity (ROE) is presented as a key performance measure in this Proxy Statement.

SHORT-TERM INCENTIVE

As described in the CD&A under Short-Term Incentive (STI), OROA, OROS, and ROE are the metrics used to measure performance for the STI program. The OROA, OROS, and ROE calculations for fiscal 2023 are summarized below. The Equipment Operations OROA calculation excludes the assets from our Financial Services segment and certain corporate assets. Corporate assets are primarily the Equipment Operations’ goodwill, retirement benefits, deferred income tax assets, marketable securities, and cash and cash equivalents. The Equipment Operations OROS excludes the Financial Services segment. ROE is based solely on the Financial Services segment.

(Millions of $)	Equipment
OROA Calculation for Equipment Operations:	Operations
Operating Profit - Equipment Operations	$12,163
Average Identifiable Assets With Inventories at Standard Cost(1)	$23,186
Operating Return On Assets With Inventories at Standard Cost(1)	52.5%

OROS Calculation for Equipment Operations:
Operating Profit - Equipment Operations	$12,163
Equipment Operations Net Sales	$55,565
Operating Return on Equipment Operations Net Sales	21.9%

ROE Calculation for Financial Services:
Net Income Attributable to Deere & Company	$619
Average Equity	$6,588
Return on Equity	9.4%
(1)	Average Identifiable Assets with Inventories at LIFO were $21,114 and OROA with Inventories at LIFO as reported was 57.6%.

110	2024 PROXY STATEMENT

PROXY SUMMARY	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	OTHER MATTERS FOR VOTE	ADDITIONAL INFORMATION	APPENDICES

LONG-TERM INCENTIVE CASH

As described in the CD&A under Long-Term Incentive Cash (LTIC), SVA is the metric used to measure performance for the LTIC program. The Equipment Operations SVA calculation excludes certain corporate assets. Corporate assets are primarily the Equipment Operations’ goodwill, retirement benefits, deferred income tax assets, marketable securities, and cash and cash equivalents. The computation of SVA is summarized as follows for the performance period ended with fiscal 2023:

				Total SVA for
				Three-Year
				Performance
	Fiscal Year	Fiscal Year	Fiscal Year	Period Ending
(Millions of $)	2021	2022	2023	2023
SVA Calculation for Equipment Operations:

Operating Profit - Equipment Operations	$6,868	$8,349	$12,163
Average Identifiable Assets
With Inventories as Reported	$16,680	$19,420	$21,114
With Inventories at Standard Cost	$18,045	$20,983	$23,186
Less Estimated Cost of Assets(1)	$(2,165)	$(2,519)	$(2,782)
SVA	$4,703	$5,830	$9,381
SVA Calculation for Financial Services:

Net Income Attributable to Deere & Company	$881	$880	$619
Operating Profit	$1,144	$1,159	$795
Average Equity	$5,497	$5,725	$6,588
Less Cost of Equity(2)	$(719)	$(760)	$(858)
SVA	$425	$399	$(63)
Deere Enterprise SVA	$5,128	$6,229	$9,318	$20,675
(1)	For purposes of determining SVA, the equipment segments are assessed a pretax cost of assets – which on an annual basis is generally 12% of the segment’s average identifiable operating assets during the applicable period with inventory at standard cost (believed to more closely approximate the current cost of inventory and the company’s investment in the asset).
(2)	For SVA, Financial Services is assessed an annual pretax cost of average equity of approximately 13%.

reconciliation of gaap net income to operating profit

(Millions of $)	Fiscal Year	Fiscal Year	Fiscal Year
Reconciliation of GAAP Net Income to Operating Profit:	2021	2022	2023
Net Income Attributable to Deere & Company	$5,963	$7,131	$10,166
Net Income (Loss) Attributable to Noncontrolling Interests	$2	$(1)	$(11)
Net Income	$5,965	$7,130	$10,155
Income Taxes	$(1,658)	$(2,007)	$(2,871)
Corporate Expenses - Net	$(241)	$(255)	$(252)
Pension and OPEB Benefit (Cost) Excluding Service Cost Component	$183	$218	$286
Foreign Exchange Gain (Loss) from Equipment Operations Financing Activities	$(45)	$(103)	$(114)
Interest Expense	$(368)	$(390)	$(411)
Interest Income	$82	$159	$559
Total Operating Profit(1)	$8,012	$9,508	$12,958
Financial Services Operating Profit(1)	$1,144	$1,159	$795
Operating Profit - Equipment Operations	$6,868	$8,349	$12,163
(1)	Operating profit of the financial services business segment includes the effect of its interest expense and foreign exchange gains or losses.

2024 PROXY STATEMENT	111

Deere & Company
One John Deere Place, Moline, Illinois 61265
(309) 765-8000
www.JohnDeere.com

DEERE & COMPANY SHAREHOLDER RELATIONS ONE JOHN DEERE PLACE MOLINE, IL 61265	SCAN TO VIEW MATERIALS & VOTE

VOTE BY TELEPHONE AND INTERNET
24 HOURS A DAY, 7 DAYS A WEEK

VOTE BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on February 27, 2024 for shares held directly and by 11:59 P.M. Eastern Time on February 23, 2024 for shares held in an employee savings plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on February 27, 2024 for shares held directly and by 11:59 P.M. Eastern Time on February 23, 2024 for shares held in an employee savings plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/DE2024

You may attend the meeting via the Internet and vote during the meeting. Have available the information that is printed in the box marked by the arrow below and follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Deere & Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed, and returned the proxy card.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING	If you have submitted your proxy by telephone or the Internet there is no need for you to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V27200-P01955-Z86624	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DEERE & COMPANY

Vote on Directors

The Board of Directors recommends a vote FOR each of the following Director Nominees.			For	Against	Abstain

1a.	Leanne G. Caret		☐	☐	☐

1b.	Tamra A. Erwin		☐	☐	☐	Vote on Proposals
						The Board of Directors recommends a vote FOR the following Proposal:		For	Against	Abstain
1c.	Alan C. Heuberger		☐	☐	☐	2.	Advisory vote to approve executive compensation ("say-on-pay")	☐	☐	☐

1d.	L. Neil Hunn		☐	☐	☐	The Board of Directors recommends a vote FOR the following Proposal:		For	Against	Abstain
						3.	Ratification of the appointment of Deloitte & Touche LLP as Deere's independent registered public accounting firm for fiscal 2024	☐	☐	☐
1e.	Michael O. Johanns		☐	☐	☐
						The Board of Directors recommends a vote AGAINST the following Proposal:		For	Against	Abstain
1f.	Clayton M. Jones		☐	☐	☐	4.	Shareholder proposal regarding a customer and company sustainability congruency report	☐	☐	☐

1g.	John C. May		☐	☐	☐	The Board of Directors recommends a vote AGAINST the following Proposal:		For	Against	Abstain
						5.	Shareholder proposal regarding a civil rights, non-discrimination, and return to merit audit	☐	☐	☐
1h.	Gregory R. Page		☐	☐	☐
						The Board of Directors recommends a vote AGAINST the following Proposal:		For	Against	Abstain
1i.	Sherry M. Smith		☐	☐	☐	6.	Shareholder proposal regarding shareholder ratification of golden parachutes	☐	☐	☐

1j.	Dmitri L. Stockton		☐	☐	☐

1k.	Sheila G. Talton		☐	☐	☐

(Please sign, date, and return this proxy in the enclosed postage prepaid envelope.)
To receive your materials electronically in the future, please enroll at www.proxyvote.com.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Deere & Company

2024 Annual Meeting of Shareholders

February 28, 2024

10:00 a.m. Central Standard Time

www.virtualshareholdermeeting.com/DE2024

Attending the Annual Meeting

We are pleased to welcome shareholders to the 2024 Annual Meeting. The Annual Meeting will be held virtually.

To attend, vote, and submit questions during the Annual Meeting, visit www.virtualshareholdermeeting.com/DE2024 and enter the control number included in your Notice of Internet Availability, voting instruction form, or proxy card. Online access to the Annual Meeting will open as early as 9:45 a.m. Central Standard Time on February 28, 2024.

Even if you plan on attending the Annual Meeting, we encourage you to vote your shares in advance using one of the methods described in the proxy materials to ensure that your vote will be represented at the Annual Meeting.

The Notice of the 2024 Annual Meeting, the Proxy Statement, Form of Proxy, and the Fiscal 2023

Annual Report are available at www.deere.com/stock.

Detach Proxy Card Here

▼	▼

V27201-P01955-Z86624

PROXY - ANNUAL MEETING / FEBRUARY 22, 2023 PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY. DeereIR@JohnDeere.com

DEERE & COMPANY
PROXY ‑ ANNUAL MEETING / FEBRUARY 28, 2024

Solicited by the Board of Directors for use at the Annual Meeting of Shareholders of Deere & Company on February 28, 2024.

The undersigned appoints each of John C. May and Edward R. Berk, attorney and proxy, with full power of substitution, on behalf of the undersigned, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of Deere & Company that the undersigned would be entitled to vote at the above Annual Meeting and any adjournment or postponement thereof.

The shares represented by this proxy will be voted as specified and, in the discretion of the proxies, on all other matters. The proxies will vote as the Board of Directors recommends where a choice is not specified.

Please mark, date, and sign your name exactly as it appears on this proxy and return this proxy in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation, please give your full title as such. For joint accounts, each joint owner should sign.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

Address changes and comments can be directed to Deere’s Investor Relations Department at DeereIR@JohnDeere.com